IM-#6290990.6 This instrument is Supplemental Indenture No. 27 to, and a restatement in its entirety of, the Indenture, dated as of August 1, 2001, between PPL Electric Utilities Corporation and The Chase Manhattan Bank, trustee (predecessor in trust of the trustee herein), as heretofore amended. _____________________________________ PPL ELECTRIC UTILITIES CORPORATION, Issuer TO THE BANK OF NEW YORK MELLON, Trustee (successor in trust to The Chase Manhattan Bank) _________ Indenture Dated as of August 1, 2001 Supplemental Indenture No. 27 Dated as of September 15, 2025 Constituting a Restatement in its Entirety of the aforesaid Indenture, as heretofore amended _________ THIS IS AN OPEN-END MORTGAGE INDENTURE AND SECURES FUTURE ADVANCES __________________________________________ Exhibit 4(d)

PPL ELECTRIC UTILITIES CORPORATION

Reconciliation and tie between Trust Indenture Act of 1939
and Indenture, dated as of August 1, 2001

Trust Indenture Act Section		Indenture Section
§310	(a)(1)	1009
	(a)(2)	1009
	(a)(3)	1015
	(a)(4)	Not Applicable
	(b)	1008, 1010
§311	(a)	1013
	(b)	1013
	(c)	Not Applicable
§312	(a)	1101
	(b)	1101
	(c)	1101
§313	(a)	1102
	(b)(1)	Not Applicable
	(b)(2)	1102
	(c)	1102
	(d)	1102
§314	(a)	1102
	(a)(4)	705
	(b)	Not Applicable
	(c)(1)	105
	(c)(2)	105
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	105
§315	(a)	1001(a)
	(b)	1002
	(c)	1001(b)
	(d)	1001(c)
	(d)(1)	1001(a)(1), 1001(c)(1)
	(d)(2)	1001(c)(2)
	(d)(3)	1001(c)(3)
	(e)	914
§316	(a)	912, 913
	(a)(1)(A)	902, 912
	(a)(1)(B)	913
	(a)(2)	Not Applicable
	(b)	908
§317	(a)(1)	903
	(a)(2)	904
	(b)	703
§318	(a)	110

i

ii TABLE OF CONTENTS PARTIES ..................................................................................................................................................... 1 RECITALS OF THE COMPANY ............................................................................................................ 1 GRANTING CLAUSES ............................................................................................................................. 2 Granting Clause First ................................................................................................................................. 2 Granting Clause Second ............................................................................................................................ 3 Granting Clause Third ............................................................................................................................... 3 Granting Clause Fourth ............................................................................................................................. 3 Excepted Property ..................................................................................................................................... 3 ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION .... 6 SECTION 101. Definitions. ................................................................................................................... 6 “Accountant” ....................................................................................................................................... 7 “Act” ................................................................................................................................................... 7 “Affiliate” ............................................................................................................................................ 7 “Authenticating Agent” ....................................................................................................................... 7 “Authorized Officer” ........................................................................................................................... 8 “Authorized Purposes” ........................................................................................................................ 8 “Benefitted Securities” ........................................................................................................................ 8 “Board of Directors” ........................................................................................................................... 8 “Board Resolution” ............................................................................................................................. 8 “Business Day” ................................................................................................................................... 8 “Class A Bondholder’s Certificate” .................................................................................................... 8 “Class A Bonds” ................................................................................................................................. 8 “Class A Mortgage” ............................................................................................................................ 8 “Commission” ..................................................................................................................................... 8 “Company” .......................................................................................................................................... 8 “Company Order” or “Company Request” ......................................................................................... 8 “Corporate Trust Office” ..................................................................................................................... 9 “corporation” ....................................................................................................................................... 9 “Cost” .................................................................................................................................................. 9 “Debt” ................................................................................................................................................. 9 “Defaulted Interest” ............................................................................................................................ 9 “Discount Security” ............................................................................................................................ 9 “Dollar” or “$” .................................................................................................................................... 9 “Electric Utility Property” ................................................................................................................... 9 “Eligible Obligations” ......................................................................................................................... 9 “Event of Default” ............................................................................................................................... 9 “Excepted Property” ............................................................................................................................ 9 “Exchange Act” ................................................................................................................................... 9 “Execution Date” .............................................................................................................................. 10 “Expert” ............................................................................................................................................ 10 “Expert’s Certificate” ........................................................................................................................ 10 “Fair Value” ...................................................................................................................................... 10 “Funded Cash” .................................................................................................................................. 10 “Funded Property” ............................................................................................................................ 10

iii “Governmental Authority” ................................................................................................................ 10 “Government Obligations” ................................................................................................................ 10 “Holder” ............................................................................................................................................ 11 “Indenture” ........................................................................................................................................ 11 “Independent” ................................................................................................................................... 11 “Independent Expert’s Certificate” ................................................................................................... 11 “interest” ........................................................................................................................................... 11 “Interest Payment Date” .................................................................................................................... 11 “Investment Securities” ..................................................................................................................... 11 “Lien” ................................................................................................................................................ 12 “Maturity” ......................................................................................................................................... 12 “Mortgaged Property” ....................................................................................................................... 12 “Notice of Default” ........................................................................................................................... 12 “Officer’s Certificate” ....................................................................................................................... 12 “Opinion of Counsel” ........................................................................................................................ 12 “Outstanding” .................................................................................................................................... 12 “Outstanding” .................................................................................................................................... 14 “Paying Agent” ................................................................................................................................. 14 “Periodic Offering” ........................................................................................................................... 14 “Permitted Liens” .............................................................................................................................. 14 “Permitted Secured Debt” ................................................................................................................. 17 “Person” ............................................................................................................................................ 17 “Place of Payment” ........................................................................................................................... 17 “PPL 1945 Mortgage” ....................................................................................................................... 17 “Predecessor Security” ...................................................................................................................... 17 “Prepaid Liens” ................................................................................................................................. 17 “Property Additions” ......................................................................................................................... 17 “Purchase Money Lien” .................................................................................................................... 17 “Redemption Date” ........................................................................................................................... 18 “Redemption Price” .......................................................................................................................... 18 “Regular Record Date” ..................................................................................................................... 18 “Release Date” .................................................................................................................................. 18 “Required Currency” ......................................................................................................................... 18 “Responsible Officer” ....................................................................................................................... 18 “Retired Securities” ........................................................................................................................... 19 “Secured Debt”.................................................................................................................................. 19 “Securities” ....................................................................................................................................... 19 “Securities Act” ................................................................................................................................. 19 “Security Register” and “Security Registrar” ................................................................................... 19 “Special Record Date” ...................................................................................................................... 19 “Stated Interest Rate” ........................................................................................................................ 19 “Stated Maturity” .............................................................................................................................. 19 “Successor Company” ....................................................................................................................... 19 “supplemental indenture” or “indenture supplemental hereto” ......................................................... 19 “Tranche” .......................................................................................................................................... 19 “Trustee” ........................................................................................................................................... 19 “Trust Indenture Act” ........................................................................................................................ 20 “United States” .................................................................................................................................. 20 SECTION 102. Funded Property; Funded Cash. ................................................................................. 20 SECTION 103. [Reserved]. .................................................................................................................. 21

iv SECTION 104. Property Additions; Cost ............................................................................................ 21 SECTION 105. Compliance Certificates and Opinions ....................................................................... 23 SECTION 106. Form of Documents Delivered to Trustee .................................................................. 24 SECTION 107. Acts of Holders ........................................................................................................... 26 SECTION 108. Notices, Etc. to Trustee or Company .......................................................................... 27 SECTION 109. Notice to Holders of Securities; Waiver. .................................................................... 28 SECTION 110. Conflict with Trust Indenture Act ............................................................................... 28 SECTION 111. Effect of Headings and Table of Contents .................................................................. 28 SECTION 112. Successors and Assigns .............................................................................................. 28 SECTION 113. Separability Clause ..................................................................................................... 29 SECTION 114. Benefits of Indenture .................................................................................................. 29 SECTION 115. Governing Law ........................................................................................................... 29 SECTION 116. Legal Holidays ............................................................................................................ 29 SECTION 117. Investment of Cash Held by Trustee .......................................................................... 29 ARTICLE TWO SECURITY FORMS ................................................................................................... 30 SECTION 201. Forms Generally ......................................................................................................... 30 SECTION 202. Form of Trustee’s Certificate of Authentication ........................................................ 31 ARTICLE THREE THE SECURITIES ................................................................................................. 31 SECTION 301. Amount Unlimited; Issuable in Series ........................................................................ 31 SECTION 302. Denominations ............................................................................................................ 34 SECTION 303. Execution, Authentication, Delivery and Dating ........................................................ 34 SECTION 304. Temporary Securities .................................................................................................. 37 SECTION 305. Registration, Registration of Transfer and Exchange ................................................. 37 SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities ...................................................... 38 SECTION 307. Payment of Interest; Interest Rights Preserved ........................................................... 39 SECTION 308. Persons Deemed Owners ............................................................................................ 40 SECTION 309. Cancellation ................................................................................................................ 40 SECTION 310. Computation of Interest .............................................................................................. 40 SECTION 311. Payment to Be in Proper Currency ............................................................................. 41 SECTION 312. Extension of Interest Payment .................................................................................... 41 SECTION 313. CUSIP Numbers ......................................................................................................... 41 ARTICLE FOUR SECURITIES OF THE FIRST SERIES ................................................................. 41 ARTICLE FIVE REDEMPTION OF SECURITIES ............................................................................ 42 SECTION 501. Applicability of Article ............................................................................................... 42 SECTION 502. Election to Redeem; Notice to Trustee ....................................................................... 42 SECTION 503. Selection of Securities to Be Redeemed ..................................................................... 42 SECTION 504. Notice of Redemption ................................................................................................. 43 SECTION 505. Securities Payable on Redemption Date ..................................................................... 44 SECTION 506. Securities Redeemed in Part ....................................................................................... 44 ARTICLE SIX SINKING FUNDS .......................................................................................................... 44 SECTION 601. Applicability of Article ............................................................................................... 44 SECTION 602. Satisfaction of Sinking Fund Payments with Securities ............................................. 45

v SECTION 603. Redemption of Securities for Sinking Fund ............................................................... 45 ARTICLE SEVEN REPRESENTATIONS AND COVENANTS ........................................................ 46 SECTION 701. Payment of Securities; Lawful Possession ................................................................. 46 SECTION 702. Maintenance of Office or Agency .............................................................................. 46 SECTION 703. Money for Securities Payments to Be Held in Trust .................................................. 46 SECTION 704. Corporate Existence .................................................................................................... 48 SECTION 705. Annual Officer’s Certificate as to Compliance........................................................... 48 SECTION 706. Waiver of Certain Covenants...................................................................................... 48 SECTION 707. Limitation on Liens .................................................................................................... 49 ARTICLE EIGHT SATISFACTION AND DISCHARGE................................................................... 51 SECTION 801. Satisfaction and Discharge of Securities .................................................................... 51 SECTION 802. Satisfaction and Discharge of Indenture ..................................................................... 53 SECTION 803. Application of Trust Money ....................................................................................... 54 ARTICLE NINE EVENTS OF DEFAULT; REMEDIES .................................................................... 55 SECTION 901. Events of Default ........................................................................................................ 55 SECTION 902. Acceleration of Maturity; Rescission and Annulment ................................................ 56 SECTION 903. Collection of Indebtedness and Suits for Enforcement by Trustee............................. 57 SECTION 904. Trustee May File Proofs of Claim .............................................................................. 58 SECTION 905. Trustee May Enforce Claims Without Possession of Securities ................................. 58 SECTION 906. Application of Money Collected ................................................................................ 58 SECTION 907. Limitation on Suits ..................................................................................................... 59 SECTION 908. Unconditional Right of Holders to Receive Principal, Premium and Interest ............ 59 SECTION 909. Restoration of Rights and Remedies ........................................................................... 60 SECTION 910. Rights and Remedies Cumulative ............................................................................... 60 SECTION 911. Delay or Omission Not Waiver .................................................................................. 60 SECTION 912. Control by Holders of Securities ................................................................................ 60 SECTION 913. Waiver of Past Defaults .............................................................................................. 61 SECTION 914. Undertaking for Costs ................................................................................................. 61 SECTION 915. Waiver of Usury, Stay or Extension Laws ................................................................. 61 SECTION 916. Defaults under Class A Mortgages ............................................................................. 62 SECTION 917. Receiver and Other Remedies .................................................................................... 62 ARTICLE TEN THE TRUSTEE ............................................................................................................ 62 SECTION 1001. Certain Duties and Responsibilities .......................................................................... 62 SECTION 1002. Notice of Defaults ..................................................................................................... 63 SECTION 1003. Certain Rights of Trustee .......................................................................................... 63 SECTION 1004. Not Responsible for Recitals or Issuance of Securities ............................................ 65 SECTION 1005. May Hold Securities ................................................................................................. 65 SECTION 1006. Money Held in Trust ................................................................................................. 65 SECTION 1007. Compensation and Reimbursement .......................................................................... 65 SECTION 1008. Disqualification; Conflicting Interests ...................................................................... 66 SECTION 1009. Corporate Trustee Required; Eligibility ................................................................... 66 SECTION 1010. Resignation and Removal; Appointment of Successor ............................................. 67 SECTION 1011. Acceptance of Appointment by Successor ............................................................... 68

vi SECTION 1012. Merger, Conversion, Consolidation or Succession to Business ............................... 69 SECTION 1013. Preferential Collection of Claims Against Company ............................................... 69 SECTION 1014. Appointment of Authenticating Agent ..................................................................... 69 SECTION 1015. Co-trustee and Separate Trustees .............................................................................. 71 ARTICLE ELEVEN HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY ........ 72 SECTION 1101. Lists of Holders ........................................................................................................ 72 SECTION 1102. Reports by Trustee and Company ............................................................................. 72 ARTICLE TWELVE CONSOLIDATION, MERGER, CONVEYANCE, OR OTHER TRANSFER ............................................................................................................................................ 72 SECTION 1201. Company may Consolidate, etc., Only on Certain Terms ........................................ 72 SECTION 1202. Successor Company Substituted ............................................................................... 74 SECTION 1203. Extent of Lien Hereof on Property of Successor Company ...................................... 74 SECTION 1204. Release of Company upon Conveyance or Other Transfer ...................................... 75 SECTION 1205. Merger into Company; Extent of Lien Hereof.......................................................... 75 SECTION 1206. Transfer of Less than Substantially All .................................................................... 75 ARTICLE THIRTEEN SUPPLEMENTAL INDENTURES ............................................................... 76 SECTION 1301. Supplemental Indentures Without Consent of Holders ............................................ 76 SECTION 1302. Supplemental Indentures With Consent of Holders ................................................. 78 SECTION 1303. Execution of Supplemental Indentures ..................................................................... 79 SECTION 1304. Effect of Supplemental Indentures ........................................................................... 79 SECTION 1305. Conformity With Trust Indenture Act ...................................................................... 80 SECTION 1306. Reference in Securities to Supplemental Indentures ................................................ 80 SECTION 1307. Modification Without Supplemental Indenture ........................................................ 80 ARTICLE FOURTEEN MEETINGS OF HOLDERS; ACTION WITHOUT MEETING .............. 80 SECTION 1401. Purposes for Which Meetings May Be Called.......................................................... 80 SECTION 1402. Call, Notice and Place of Meetings .......................................................................... 81 SECTION 1403. Persons Entitled to Vote at Meetings ........................................................................ 81 SECTION 1404. Quorum; Action ........................................................................................................ 81 SECTION 1405. Attendance at Meetings; Determination of Voting Rights; Conduct and Adjournment of Meetings ......................................................................................... 82 SECTION 1406. Counting Votes and Recording Action of Meetings ................................................. 83 SECTION 1407. Action Without Meeting ........................................................................................... 83 ARTICLE FIFTEEN IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS ................................................................................................................................ 84 SECTION 1501. Liability Solely Corporate ........................................................................................ 84 ARTICLE SIXTEEN ISSUANCE OF SECURITIES PRIOR TO THE RELEASE DATE ............. 84 SECTION 1601. General...................................................................................................................... 84 SECTION 1602. Issuance of Securities on the Basis of Class A Bonds .............................................. 84 SECTION 1603. Issuance of Securities on the Basis of Property Additions ....................................... 86

vii SECTION 1604. Issuance of Securities on the Basis of Retired Securities ......................................... 89 SECTION 1605. Issuance of Securities on the Basis of Deposit of Cash ............................................ 89 ARTICLE SEVENTEEN CLASS A BONDS; ADDITIONAL CLASS A MORTGAGES; DISCHARGE OF CLASS A MORTGAGE ........................................................................................ 90 SECTION 1701. Registration and Ownership of Class A Bonds ........................................................ 90 SECTION 1702. Payments on Class A Bonds ..................................................................................... 91 SECTION 1703. Surrender of Class A Bonds ..................................................................................... 91 SECTION 1704. No Transfer of Class A Bonds .................................................................................. 92 SECTION 1705. Voting of Class A Bonds .......................................................................................... 92 SECTION 1706. Designation of Additional Class A Mortgages ......................................................... 93 SECTION 1707. Discharge of Class A Mortgage ................................................................................ 95 ARTICLE EIGHTEEN POSSESSION, USE AND RELEASE OF MORTGAGED PROPERTY .. 98 SECTION 1801. Quiet Enjoyment ....................................................................................................... 98 SECTION 1802. Dispositions without Release .................................................................................... 98 SECTION 1803. Release of Mortgaged Property ................................................................................ 99 SECTION 1804. Release of Property Not Constituting Funded Property ......................................... 102 SECTION 1805. Release of Minor Properties ................................................................................... 103 SECTION 1806. Withdrawal or Other Application of Funded Cash; Purchase Money Obligations .............................................................................................................. 104 SECTION 1807. Release of Property Taken by Eminent Domain, etc. ............................................. 107 SECTION 1808. Alternative Release Provision................................................................................. 107 SECTION 1809. Disclaimer or Quitclaim ......................................................................................... 107 SECTION 1810. Miscellaneous ......................................................................................................... 108 SECTION 1811. Establishment of the Release Date ......................................................................... 109 SECTION 1812. Preservation of Lien ................................................................................................ 110 SECTION 1813. Maintenance of Properties ...................................................................................... 110 SECTION 1814. Payment of Taxes; Discharge of Liens ................................................................... 110 SECTION 1815. Insurance ................................................................................................................. 111 SECTION 1816. Recording, Filing, etc. ............................................................................................ 114 Testimonium ................................................................................................................................117 Signatures .....................................................................................................................................117 EXHIBIT A – DESCRIPTION OF REAL PROPERTY THAT IS MORTGAGED PROPERTY AS OF THE EXECUTION DATE .................................................................A-1 EXHIBIT B – MODIFICATIONS OF CLASS A MORTGAGES ..........................................B-1

INDENTURE, dated as of August 1, 2001 (the “Execution Date”) between PPL ELECTRIC UTILITIES CORPORATION, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (herein called the “Company”), having its principal office at 827 Hausman Road, Allentown, Pennsylvania 18104 and THE BANK OF NEW YORK MELLON, a New York banking corporation, having its principal corporate trust office at 240 Greenwich Street, 7th Floor, New York, New York 10286, as trustee, being the successor in trust to The Chase Manhattan Bank (herein called the “Trustee”), this instrument being Supplemental Indenture No. 27 to, and a restatement in its entirety of, the aforesaid Indenture, dated as of August 1, 2001 (the “Original Indenture”), as heretofore amended. The Original Indenture and any and all indentures and instruments amendatory thereof or supplemental thereto are hereinafter sometimes collectively called the “Indenture”. RECITALS OF THE COMPANY The Original Indenture was authorized, executed and delivered by the Company to provide for the issuance from time to time of its debt securities (herein called the "Securities"), to be issued in one or more series as contemplated therein, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities. The Company has heretofore executed and delivered to the Trustee supplemental indentures for the purposes recited therein including the purpose of creating series of Securities, as set forth in Schedule A hereto, and establishing the terms of the Securities of such series. The Original Indenture has heretofore been amended by provisions set forth in Supplemental Indenture No. 10, dated as of May 1, 2009, Supplemental Indenture No. 11, dated as of July 1, 2011, Supplemental Indenture No. 15, dated as of July 1, 2013, and Supplemental Indenture No. 17, dated as of October 1, 2015. Section 1304 of the Original Indenture provides that any supplemental indenture may restate the Indenture as theretofore in effect in its entirety, and that any such restatement will supersede the Indenture as theretofore in effect for all purposes. The Company now desires to restate the Original Indenture as heretofore amended, as contemplated by Section 1304 of the Original Indenture, and has requested the Trustee to join in the execution and delivery of this Supplemental Indenture No. 27 in order to effectuate such restatement; it being understood, acknowledged and agreed, however, that, anything herein or in the Original Indenture or any supplemental indenture to the contrary notwithstanding, (a) the execution and delivery of this Supplemental Indenture No. 27 and the restatement of the Original Indenture as heretofore amended, as aforesaid, shall not affect the Lien (as hereinafter defined) granted and/or created in the granting clauses of the Original Indenture, or the priority of such Lien, (b) such Lien shall continue in effect from the date of the original grant or creation thereof (except to the extent heretofore released), (c) without limiting the generality of the foregoing, pursuant to Granting Clause Second below, such Lien shall continue in effect, subject to the applicable exceptions described in such Granting Glause, with respect to all right, title and interest of the Company in all property, real, personal and mixed, wherever located (other than Excepted Property) acquired by the Company after the Execution Date, including such property acquired after the date of the execution and delivery of this Supplemental Indenture No. 27, and (d) the provisions or terms of particular series of Securities that are not included in the restatement shall remain in effect as set forth in the respective Supplemental Indentures establishing such Securities.

2 The Company duly authorized the execution and delivery of the Original Indenture and of each supplemental indenture heretofore executed and delivered. The Company has further duly authorized the execution and delivery of this Supplemental Indenture No. 27 to restate the Original Indenture as heretofore amended, as contemplated above; and all acts and things necessary to make each of this Supplemental Indenture No. 27 and the Indenture a valid agreement of the Company have been performed. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to them in Article One of this Indenture. Prior to the Release Date (as hereinafter defined), the Outstanding Securities will be secured by a lien on the Mortgaged Property (as hereinafter defined) to the extent provided herein. The Company may issue Class A Bonds (as hereinafter defined) of one or more series and deliver such Class A Bonds to the Trustee to hold in trust for the benefit of the Holders (as hereinafter defined) from time to time of the Outstanding Securities, and pursuant to the terms and provisions hereof, the Company may require the Trustee to deliver to the Company for cancellation any and all Class A Bonds held by the Trustee. The Company has previously issued Securities under the Indenture on the basis of Class A Bonds issued under the PPL 1945 Mortgage and delivered to the Trustee as contemplated in Section 1602. The PPL 1945 Mortgage has been discharged in accordance with Section 1707 and such Class A Bonds were surrendered or cancelled as contemplated in Section 1707. All acts necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been performed. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to them in Article One of this Indenture. GRANTING CLAUSES NOW, THEREFORE, THIS INDENTURE WITNESSETH, that, in consideration of the premises and of the purchase of the Securities by the Holders thereof, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants therein and herein contained, and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in and lien on, the following (subject, however, to the terms and conditions set forth in this Indenture): Granting Clause First All right, title and interest of the Company, as of the Execution Date, in and to all property, real, personal and mixed, wherever located (other than Excepted Property), including without limitation all right, title and interest of the Company in and the following property so located (other than Excepted Property): (a) all real property owned in fee, easements and other interests in real property which are specifically described or referred

3 to in Exhibit A attached hereto and incorporated herein by this reference; (b) all facilities, machinery, equipment and fixtures for the transmission and distribution of electric energy including, but not limited to, all switchyards, towers, substations, transformers, poles, lines, cables, conduits, ducts, conductors, meters, regulators and all other property used or to be used for any or all of such purposes; (c) all buildings, offices, warehouses, structures or improvements in addition to those referred to or otherwise included in clauses (a) and (b) above; (d) all computers, data processing, data storage, data transmission and/or telecommunications facilities, equipment and apparatus necessary for the operation or maintenance of any facilities, machinery, equipment or fixtures described or referred to in clause (b) above; and (e) all of the foregoing property in the process of construction; Granting Clause Second Subject to the applicable exceptions permitted by Section 1810(d), Section 1203 and Section 1205, all right, title and interest of the Company in all property, real, personal and mixed, wherever located (other than Excepted Property) which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the Execution Date shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the Execution Date; Granting Clause Third Any Excepted Property, which may, from time to time after the Execution Date, by delivery or by an instrument supplemental to this Indenture, be subjected to the Lien hereof by the Company, the Trustee being hereby authorized to receive the same at any time as additional security hereunder; it being understood that any such subjection to the Lien hereof of any Excepted Property as additional security may be made subject to such reservations, limitations or conditions respecting the use and disposition of such property or the proceeds thereof as shall be set forth in such instrument; Granting Clause Fourth All other property of whatever kind and nature expressly subjected to the Lien of this Indenture by any of the terms and provisions hereof; and Excepted Property Expressly excepting and excluding, however, from the Lien of this Indenture all right, title and interest of the Company in and to the following property, whether now owned or hereafter acquired (herein sometimes called “Excepted Property”): (a) all cash on hand or in banks or other financial institutions, deposit accounts, securities accounts, shares of stock, interests in general or limited partnerships or limited liability companies, bonds, notes, other evidences of indebtedness and other securities, security entitlements and investment property, of whatsoever kind and nature, not hereafter paid or

4 delivered to, deposited with or held by the Trustee hereunder or required so to be; (b) all contracts, leases, operating agreements and other agreements of whatsoever kind and nature; all contract rights, bills, notes and other instruments and chattel paper (except to the extent that any of the same constitute securities, security entitlements or investment property, in which case they are separately excepted from the Lien of this Indenture under clause (a) above); all revenues, income and earnings, all accounts, accounts receivable, rights to payment, payment intangibles and unbilled revenues, and all rents, tolls, issues, product and profits, claims, credits, demands and judgments; all governmental and other licenses, permits, franchises, consents and allowances; and all patents, patent licenses and other patent rights, patent applications, trade names, trademarks, copyrights and other intellectual property; and all claims, credits, choses in action, commercial tort claims and other intangible property and general intangibles including, but not limited to, computer software; (c) all automobiles, buses, trucks, truck cranes, tractors, trailers and similar vehicles and movable equipment; all rolling stock, rail cars and other railroad equipment; all vessels, boats, barges, and other marine equipment; all airplanes, helicopters, aircraft engines and other flight equipment; all parts, accessories and supplies used in connection with any of the foregoing; and all personal property of such character that the perfection of a security interest therein or other Lien thereon is not governed by the Uniform Commercial Code as in effect in the jurisdiction in which such property is located; (d) all goods, stock in trade, wares, merchandise and inventory held for the purpose of sale or lease in the ordinary course of business; all materials, supplies, inventory and other items of personal property which are consumable (otherwise than by ordinary wear and tear) in their use in the operation of the Mortgaged Property; all fuel, including nuclear fuel, whether or not any such fuel is in a form consumable in the operation of the Mortgaged Property, including separate components of any fuel in the forms in which such components exist at any time before, during or after the period of the use thereof as fuel; all hand and other portable tools and equipment; all furniture and furnishings; and computers and data processing, data storage, data transmission, telecommunications and other facilities, equipment and apparatus, which, in any case, are used primarily for administrative or clerical purposes or are otherwise not necessary for the operation or maintenance of the facilities, machinery, equipment or fixtures described or referred to in clause (b), (c), (d) or (e) of Granting Clause First of this Indenture;

5 (e) all coal, ore, gas, oil and other minerals and all timber, and all rights and interests in any of the foregoing, whether or not such minerals or timber shall have been mined or extracted or otherwise separated from the land; and all electric energy and capacity, gas (natural or artificial), steam, water and other products generated, produced, manufactured, purchased or otherwise acquired by the Company; (f) all real property, leaseholds, gas rights, wells, gathering, tap or other pipe lines, or facilities, equipment or apparatus, in any case used or to be used primarily for the production or gathering of natural gas; (g) all property which is the subject of a lease agreement designating the Company as lessee and all right, title and interest of the Company in and to such property and in, to and under such lease agreement, whether or not such lease agreement is intended as security; (h) all property, real, personal and mixed, which prior to the Execution Date has been released from the Lien of the PPL 1945 Mortgage; (i) all property, real, personal and mixed, which subsequent to the Execution Date, has been released from the Lien of this Indenture, other than pursuant to Section 1811, and any improvements, extensions and additions to such properties and renewals, replacements and substitutions of or for any parts thereof; (j) all property located outside of the Commonwealth of Pennsylvania; (k) any and all property and plants used by the Company in the generation of electricity; and (l) all property not used by the Company in its electric transmission and distribution business; provided, however, that, subject to the provisions of Section 1203, (x) if, at any time after the occurrence of an Event of Default, the Trustee, or any separate trustee or co-trustee appointed under Section 1015 or any receiver appointed pursuant to Section 917 or otherwise, shall have entered into possession of all or substantially all the Mortgaged Property, to the extent permitted by law, all the Excepted Property described or referred to in the foregoing clauses (b), (c), and (d) then owned or held or thereafter acquired by the Company, to the extent that the same is used in connection with, or otherwise relates or is attributable to, the Mortgaged Property, shall immediately, and, in the case of any Excepted Property described or referred to in clause (g), to the extent that the same is used in connection with, or otherwise relates or is attributable to, the Mortgaged Property, upon demand of the Trustee or such other trustee or receiver, become subject to the Lien of this Indenture, junior and subordinate to any Liens at that time existing on such Excepted

6 Property, and the Trustee or such other trustee or receiver may, to the extent permitted by law or by the terms of any such other Lien (and subject to the rights of the holders of all such other Liens), at the same time likewise take possession thereof, and (y) whenever all Events of Default shall have been cured and the possession of all or substantially all of the Mortgaged Property shall have been restored to the Company, such Excepted Property shall again be excepted and excluded from the Lien hereof to the extent set forth above; it being understood that the Company may, however, pursuant to Granting Clause Third, subject any Excepted Property to the Lien of this Indenture whereupon the same shall cease to be Excepted Property; TO HAVE AND TO HOLD all such property, real, personal and mixed, unto the Trustee, its successors in trust and their assigns forever; SUBJECT, HOWEVER, to Permitted Liens; and SUBJECT, FURTHER, to the condition that, with respect to any property which is now or hereafter becomes subject to the Lien of any Class A Mortgage, the Lien of this Indenture shall at all times be junior, subject and subordinate to the Lien of such Class A Mortgage; IN TRUST, NEVERTHELESS, for the equal and ratable benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security; PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article Eight or Section 1811 hereof, and if the principal of and premium and interest, if any, on the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 703 hereof or to the appropriate Governmental Authority pursuant to applicable law after the Maturity thereof, then and in that case this Indenture shall terminate, and the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise this Indenture, and the estate and rights hereby granted, shall be and remain in full force and effect; and IT IS HEREBY COVENANTED AND AGREED by and between the Company and the Trustee that all the Securities are to be authenticated and delivered, and that the Mortgaged Property is to be held, subject to the further covenants, conditions and trusts hereinafter set forth, and the Company hereby covenants and agrees to and with the Trustee, for the equal and ratable benefit of all holders of the Securities, as follows: ARTICLE ONE Definitions And Other Provisions Of General Application SECTION 101. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

7 (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; (b) all terms used herein without definition which are defined in the Trust Indenture Act as in effect on the Execution Date, either directly or by reference therein, have the meanings assigned to them therein; (c) all terms used herein without definition which are defined in the Uniform Commercial Code of New York as in effect on the Execution Date shall have the meanings assigned to them therein; (d) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation or, at the election of the Company from time to time, at the Execution Date; provided, however, that in determining generally accepted accounting principles applicable to the Company, effect shall be given, to the extent required, to any order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company; (e) any reference to an “Article” or a “Section” refers to an Article or a Section, as the case may be, of this Indenture; and (f) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. “Accountant” means a person engaged in the accounting profession or otherwise qualified to pass on accounting matters (including, but not limited to, a Person certified or licensed as a public accountant, whether or not then engaged in the public accounting profession), which Person, unless required to be Independent, may be an employee or Affiliate of the Company. “Act”, when used with respect to any Holder of a Security, has the meaning specified in Section 104. “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct generally the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. “Authenticating Agent” means any Person or Persons (other than the Company or an Affiliate of the Company) authorized by the Trustee to act on behalf of the Trustee to authenticate the Securities of one or more series.

8 “Authorized Officer” means the Chairman of the Board, the President, any Vice President or the Treasurer of the Company, or any other Person duly authorized pursuant to a Board Resolution to act in respect of matters relating to this Indenture. “Authorized Purposes” means the authentication and delivery of Securities, the release of property and/or the withdrawal of cash under any of the provisions of this Indenture. “Benefitted Securities” shall have the meaning specified in Section 707. “Board of Directors” means either the board of directors of the Company or any committee of that board duly authorized to act in respect of matters relating to this Indenture. “Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors of the Company and to be in full force and effect on the date of such certification, and delivered to the Trustee. “Business Day”, when used with respect to a Place of Payment or any other particular location specified in the Securities or this Indenture, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in such Place of Payment or other location are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by Section 301. “Class A Bondholder’s Certificate” has the meaning specified in Section 1705. “Class A Bonds” means bonds or other obligations now or hereafter issued and Outstanding under any Class A Mortgage or Mortgages. “Class A Mortgage” means the PPL 1945 Mortgage and each other mortgage or deed of trust or similar indenture, as amended and supplemented from time to time, (i) to which any corporation that is subsequently merged into or consolidated with the Company was a party at the time of such merger or consolidation or (ii)(A) which constitutes a Lien on property conveyed or otherwise transferred to the Company and (B) the obligations of the mortgagor under which have been duly assumed by the Company, and, in the case of either (i) or (ii) above, which is hereafter designated an additional Class A Mortgage in an indenture supplemental hereto executed and delivered in accordance with Section 1706. “Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the Execution Date such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, performing such duties at such time. “Company” means the Person named as the “Company” in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person. “Company Order” or “Company Request” mean, respectively, a written order or request, as the case may be, signed in the name of the Company by an Authorized Officer and delivered to the Trustee.

9 “Corporate Trust Office” means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the Execution Date is located at 450 West 33rd Street, 15th Floor, New York, New York 10001. “corporation” means a corporation, association, company, joint stock company, limited liability company or business trust, and references to “corporate” and other derivations of “corporation” herein shall be deemed to include appropriate derivations of such entities. “Cost” with respect to Property Additions has the meaning specified in Section 104. “Debt” has the meaning specified in Section 707. “Defaulted Interest” has the meaning specified in Section 307. “Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 902. “Dollar” or “$” means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts. “Electric Utility Property” means any facilities, machinery, equipment and fixtures for the transmission and distribution of electric energy, including switchyards, towers, substations, transformers, poles, lines, cable, conduits, ducts, conductors, meters, regulators and all other property of the Company, real or personal, or improvements, extensions, additions, renewals or replacements of the foregoing, in each case used or useful or to be used in or in connection with the business of transmitting and distributing electric energy of the character described in Granting Clause First or Granting Clause Second (without regard to whether the Release Date has occurred), whether owned by the Company at the Execution Date or hereafter acquired (other than Excepted Property with respect to all of the property described in this definition). “Eligible Obligations” means: (a) with respect to Securities denominated in Dollars, Government Obligations or, if specified pursuant to Section 301 with respect to any Securities, other Investment Securities; or (b) with respect to Securities denominated in a currency other than Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Securities, as contemplated by Section 301. “Event of Default” has the meaning specified in Section 901. “Excepted Property” has the meaning specified in the granting clauses of this Indenture. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

10 “Execution Date” has the meaning specified in the first paragraph of this Indenture. “Expert” means a Person which is an engineer, appraiser or other expert and which, with respect to any certificate to be signed by such Person and delivered to the Trustee, is qualified to pass upon the matters set forth in such certificate. For purposes of this definition, (a) “engineer” means a Person engaged in the engineering profession or otherwise qualified to pass upon engineering matters (including, but not limited to, a Person licensed as a professional engineer, whether or not then engaged in the engineering profession) and (b) “appraiser” means a Person engaged in the business of appraising property or otherwise qualified to pass upon the Fair Value or fair market value of property. “Expert’s Certificate” means a certificate signed by an Authorized Officer and by an Expert (which Expert (a) shall be selected either by the Board of Directors or by an Authorized Officer, the execution of such certificate by such Authorized Officer to be conclusive evidence of such selection, and (b) except as otherwise required in Sections 1206, 1603, 1707, 1810, may be an employee or Affiliate of the Company) and delivered to the Trustee. The amount stated in any Expert’s Certificate as to the Cost, Fair Value or fair market value of property shall be conclusive and binding upon the Company, the Trustee and the Holders of the Securities. “Fair Value” with respect to property, means the fair value of such property as may be determined by reference to (a) the amount which would be likely to be obtained in an arm’s-length transaction with respect to such property between an informed and willing buyer and an informed and willing seller, under no compulsion, respectively, to buy or sell, (b) the amount of investment with respect to such property which, together with a reasonable return thereon, would be likely to be recovered through ordinary business operations or otherwise, (c) the Cost, accumulated depreciation, and replacement cost with respect to such property and/or (d) any other relevant factors; provided, however, that (x) the Fair Value of property shall be determined without deduction for any Liens on such property prior to the Lien of this Indenture (except as otherwise provided in Section 1803) and (y) the Fair Value to the Company of Property Additions may be of less value to a Person which is not the owner or operator of the Mortgaged Property or any portion thereof than to a Person which is such owner or operator. Fair Value may be determined, without physical inspection, by the use of accounting and engineering records and other data maintained by the Company or otherwise available to the Expert certifying the same. “Funded Cash” has the meaning specified in Section 102. “Funded Property” has the meaning specified in Section 102. “Governmental Authority” means the government of the United States or of any State or Territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any thereof, or any department, agency, authority or other instrumentality of any of the foregoing. “Government Obligations” means securities which are (a) (i) direct obligations of the United States where the payment or payments thereunder are supported by the full faith and credit of the United States or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States where the timely payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States or (b) depository receipts issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such Government

11 Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt. “Holder” means a Person in whose name a Security is registered in the Security Register. “Indenture” means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Indenture and any such supplemental indenture, respectively. The term “Indenture” shall also include the provisions or terms of particular series of Securities established in any Officer’s Certificate, Board Resolution or Company Order delivered pursuant to Sections 201, 301, 303 and 1307. “Independent” when applied to any Accountant or Expert, means such a Person who (a) is in fact independent, (b) does not have any direct material financial interest in the Company or in any other obligor upon the Securities or in any Affiliate of the Company or of such other obligor, (c) is not connected with the Company or such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or any person performing similar functions and (d) is approved by the Trustee in the exercise of reasonable care. “Independent Expert’s Certificate” means a certificate signed by an Independent Expert and delivered to the Trustee. “interest” with respect to a Discount Security means interest, if any, borne by such Security at a Stated Interest Rate rather than interest calculated at any imputed rate. “Interest Payment Date” when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security. “Investment Securities” means any of the following obligations or securities on which neither the Company, any other obligor on the Securities nor any Affiliate of either is the obligor: (a) Government Obligations; (b) interest bearing deposit accounts (which may be represented by certificates of deposit) in any national or state bank (which may include the Trustee or any Paying Agent) or savings and loan association which has outstanding securities rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long term securities; (c) bankers’ acceptances drawn on and accepted by any commercial bank (which may include the Trustee or any Paying Agent) which has outstanding securities rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long term securities; (d) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, any State or Territory of the United States or the District of Columbia, or any political subdivision of any of the foregoing, which are rated by a nationally recognized rating organization in either of the two (2) highest

12 rating categories (without regard to modifiers) for short term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long term securities; (e) bonds or other obligations of any agency or instrumentality of the United States; (f) corporate debt securities which are rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long term securities; (g) repurchase agreements with respect to any of the foregoing obligations or securities with any banking or financial institution (which may include the Trustee or any Paying Agent) which has outstanding securities rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long term securities; (h) securities issued by any regulated investment company (including any investment company for which the Trustee or any Paying Agent is the advisor), as defined in Section 851 of the Internal Revenue Code of 1986, as amended, or any successor section of such Code or successor federal statute, provided that the portfolio of such investment company is limited to obligations or securities of the character and investment quality contemplated in clauses (a) through (f) above and repurchase agreements which are fully collateralized by any of such obligations or securities; and (i) any other obligations or securities which may lawfully be purchased by the Trustee in its capacity as such. “Lien” means any mortgage, deed of trust, pledge, security interest, encumbrance, easement, lease, reservation, restriction, servitude, charge or similar right and any other lien of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and any defect, irregularity, exception or limitation in record title. “Maturity” when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in such Security or in this Indenture, whether at the Stated Maturity, by declaration of acceleration, upon call for redemption or otherwise. “Mortgaged Property” means, as of any particular time, all property which at such time is subject to the Lien of this Indenture. “Notice of Default” means a written notice of the kind specified in Section 901(c). “Officer’s Certificate” means a certificate signed by an Authorized Officer of the Company and delivered to the Trustee. “Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee. “Outstanding” when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except: (a) Securities theretofore canceled or delivered to the Trustee for cancellation; (b) Securities deemed to have been paid for all purposes of this Indenture in accordance with Section 801 (whether or not the Company’s indebtedness in respect thereof shall be satisfied and discharged for any other purpose); and

13 (c) Securities, the principal, premium, if any, and interest, if any, which have been fully paid pursuant to the third paragraph of Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a bona fide purchaser or purchasers in whose hands such Securities are valid obligations of the Company; provided, however, that in determining whether or not the Holders of the requisite principal amount of the Securities Outstanding under this Indenture, or the Outstanding Securities of any series or Tranche, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Securities, (x) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor (unless the Company, such Affiliate or such obligor owns all Securities Outstanding under this Indenture, or all Outstanding Securities of each such series and each such Tranche, as the case may be, determined without regard to this clause (x)) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which the Trustee actually knows to be so owned shall be so disregarded; provided, however, that Securities so owned which have been pledged in good faith may be regarded as Outstanding if it is established to the reasonable satisfaction of the Trustee that the pledgee, and not the Company, or any such other obligor or Affiliate of either thereof, has the right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor; and provided, further, that in no event shall any Security which shall have been delivered to evidence or secure, in whole or in part, the Company’s obligations in respect of other indebtedness be deemed to be owned by the Company if the principal of such Security is payable, whether at Stated Maturity or upon mandatory redemption, at the same time as the principal of such other indebtedness is payable, whether at Stated Maturity or upon mandatory redemption or acceleration, but only to the extent of such portion of the principal amount of such Security as does not exceed the principal amount of such other indebtedness, and (y) the principal amount of a Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 902; and (z) the principal amount of any Security which is denominated in a currency other than Dollars or in a composite currency that shall be deemed to be Outstanding for such purposes shall be the amount of Dollars which could have been purchased by the principal amount (or, in the case of a Discount Security, the Dollar equivalent on the date determined as set forth below of the amount determined as provided in (y) above) of such currency or composite currency evidenced by such Security, in each such case certified to the Trustee in an Officer’s Certificate, based (i) on the average of the mean of the buying and selling spot rates quoted by three banks which are members of the New York Clearing House

14 Association selected by the Company in effect at 11:00 A.M. (New York time) in The City of New York on the fifth Business Day preceding any such determination or (ii) if on such fifth Business Day it shall not be possible or practicable to obtain such quotations from such three banks, on such other quotations or alternative methods of determination which shall be as consistent as practicable with the method set forth in (i) above; provided, further, that in the case of any Security the principal of which is payable from time to time without presentment or surrender, the principal amount of such Security that shall be deemed to be Outstanding at any time for all purposes of this Indenture shall be the original principal amount thereof less the aggregate amount of principal thereof theretofore paid. “Outstanding” when used with respect to Class A Bonds, has the meaning specified in the related Class A Mortgage. “Paying Agent” means any Person, including the Company, authorized by the Company to pay the principal of, and premium, if any, or interest, if any, on any Securities on behalf of the Company. “Periodic Offering” means an offering of Securities of a series from time to time any or all of the specific terms of which Securities, including without limitation the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents from time to time subsequent to the initial request for the authentication and delivery of such Securities by the Trustee, as contemplated in Section 301 and clause (b) of Section 303. “Permitted Liens” means, as of any particular time, any of the following: (a) Liens existing at the Execution Date (including but not limited to, the Lien of the PPL 1945 Mortgage); (b) as to property acquired by the Company after the Execution Date, Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, the Lien of any Class A Mortgage); (c) Liens for taxes, assessments and other governmental charges or requirements which are not delinquent or which are being contested in good faith by appropriate proceedings; (d) mechanics’, workmen’s, repairmen’s, materialmen’s, warehousemen’s, and carriers’ Liens, other Liens incident to construction, Liens or privileges of any employees of the Company for salary or wages earned, but not yet payable, and other Liens, including without limitation Liens for worker’s compensation awards, arising in the ordinary course of business for charges or requirements which are not delinquent or which are being contested in good faith and by appropriate proceedings; (e) Liens in respect of attachments, judgments or awards arising out of judicial or administrative proceedings (i) in an amount not exceeding the greater of (A) Ten Million Dollars ($10,000,000) and (B) three percent (3%) of the sum of (1) the principal amount

15 of the Securities then Outstanding and (2) the principal amount of Class A Bonds then Outstanding other than Class A Bonds delivered to and held by the Trustee pursuant to Sections 1602 and 1701 or (ii) with respect to which the Company shall (X) in good faith be prosecuting an appeal or other proceeding for review and with respect to which the Company shall have secured a stay of execution pending such appeal or other proceeding or (Y) have the right to prosecute an appeal or other proceeding for review; (f) easements, leases, reservations or other rights of others in, on, over and/or across, and laws, regulations and restrictions affecting, and defects, irregularities, exceptions and limitations in title to, the Mortgaged Property or any part thereof; provided, however, that such easements, leases, reservations, rights, laws, regulations, restrictions, defects, irregularities, exceptions and limitations do not in the aggregate materially impair the use by the Company of the Mortgaged Property considered as a whole for the purposes for which it is held by the Company; (g) defects, irregularities, exceptions and limitations in title to real property subject to rights-of-way in favor of the Company or otherwise or used or to be used by the Company primarily for right-of-way purposes or real property held under lease, easement, license or similar right; provided, however, that (i) the Company shall have obtained from the apparent owner or owners of such real property a sufficient right, by the terms of the instrument granting such right-of-way, lease, easement, license or similar right, to the use thereof for the purposes for which the Company acquired the same; (ii) the Company has power under eminent domain or similar statutes to remove such defects, irregularities, exceptions or limitations or (iii) such defects, irregularities, exceptions and limitations may be otherwise remedied without undue effort or expense; and defects, irregularities, exceptions and limitations in title to flood lands, flooding rights and/or water rights; (h) Liens securing indebtedness or other obligations neither created, assumed nor guaranteed by the Company nor on account of which it customarily pays interest upon real property or rights in or relating to real property acquired by the Company for the purpose of the transmission or distribution of electric energy, gas or water, for the purpose of telephonic, telegraphic, radio, wireless or other electronic communication or otherwise for the purpose of obtaining rights-of-way; (i) leases existing at the Execution Date affecting properties owned by the Company at said date and renewals and extensions thereof; and leases affecting such properties entered into after such date or affecting properties acquired by the Company after such date which, in either case, (i) have respective terms of not more than ten (10) years (including extensions or renewals at the option of the tenant) or (ii) do not materially impair the use by the Company of such properties for the respective purposes for which they are held by the Company; (j) Liens vested in lessors, licensors, franchisors or permitters for rent or other amounts to become due or for other obligations or acts to be performed, the payment of which rent or the performance of which other obligations or acts is required under leases, subleases, licenses, franchises or permits, so long as the payment of such rent or other

16 amounts or the performance of such other obligations or acts is not delinquent or is being contested in good faith and by appropriate proceedings; (k) controls, restrictions, obligations, duties and/or other burdens imposed by federal, state, municipal or other law, or by rules, regulations or orders of Governmental Authorities, upon the Mortgaged Property or any part thereof or the operation or use thereof or upon the Company with respect to the Mortgaged Property or any part thereof or the operation or use thereof or with respect to any franchise, grant, license, permit or public purpose requirement, or any rights reserved to or otherwise vested in Governmental Authorities to impose any such controls, restrictions, obligations, duties and/or other burdens; (l) rights which Governmental Authorities may have by virtue of franchises, grants, licenses, permits or contracts, or by virtue of law, to purchase, recapture or designate a purchaser of or order the sale of the Mortgaged Property or any part thereof, to terminate franchises, grants, licenses, permits, contracts or other rights or to regulate the property and business of the Company; and any and all obligations of the Company correlative to any such rights; (m) Liens required by law or governmental regulations (i) as a condition to the transaction of any business or the exercise of any privilege or license, (ii) to enable the Company to maintain self-insurance or to participate in any funds established to cover any insurance risks, (iii) in connection with workmen’s compensation, unemployment insurance, social security, any pension or welfare benefit plan or (iv) to share in the privileges or benefits required for companies participating in one or more of the arrangements described in clauses (ii) and (iii) above; (n) Liens on the Mortgaged Property or any part thereof which are granted by the Company to secure duties or public or statutory obligations or to secure, or serve in lieu of, surety, stay or appeal bonds; (o) rights reserved to or vested in others to take or receive any part of any coal, ore, gas, oil and other minerals, any timber and/or any electric capacity or energy, gas, water, steam and any other products, developed, produced, manufactured, generated, purchased or otherwise acquired by the Company or by others on property of the Company; (p) (i) rights and interests of Persons other than the Company arising out of contracts, agreements and other instruments to which the Company is a party and which relate to the common ownership or joint use of property; and (ii) all Liens on the interests of Persons other than the Company in property owned in common by such Persons and the Company if and to the extent that the enforcement of such Liens would not adversely affect the interests of the Company in such property in any material respect; (q) any restrictions on assignment and/or requirements of any assignee to qualify as a permitted assignee and/or public utility or public service corporation;

17 (r) any Liens which have been bonded for the full amount in dispute or for the payment of which other adequate security arrangements have been made; (s) rights and interests granted pursuant to Section 1802(c); (t) Prepaid Liens, Liens of any Class A Mortgage, Purchase Money Liens and all other Liens permitted to exist under Section 707 (whether before or after the Release Date); and (u) any Lien of the Trustee granted pursuant to Section 1007. “Permitted Secured Debt” has the meaning specified in Section 707. “Person” means any individual, corporation, partnership, limited liability partnership, limited liability company, joint venture, trust or unincorporated organization or any Governmental Authority. “Place of Payment” when used with respect to the Securities of any series, or Tranche thereof, means the place or places, specified as contemplated by Section 301, at which, subject to Section 702, principal of and premium, if any, and interest, if any, on the Securities of such series or Tranche are payable. “PPL 1945 Mortgage” shall mean the Mortgage and Deed of Trust, dated as of October 1, 1945, by and between the Company and Bankers Trust Company (as successor to Morgan Guaranty Trust Company of New York), as supplemented and modified from time to time. “Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security. “Prepaid Liens” means any Lien securing indebtedness for the payment of which money in the necessary amount shall have been irrevocably deposited in trust with the trustee or other holder of such Lien; provided, however, that if such indebtedness is to be redeemed or otherwise prepaid prior to the stated maturity thereof, any notice requisite to such redemption or prepayment shall have been given in accordance with the mortgage or other instrument creating such Lien or irrevocable instructions to give such notice shall have been given to such trustee or other holder. “Property Additions” has the meaning specified in Section 104. “Purchase Money Lien” means, with respect to any property being acquired or disposed of by the Company or being released from the Lien of this Indenture, a Lien on such property which (a) is taken or retained by the transferor of such property to secure all or part of the purchase price thereof;

18 (b) is granted to one or more Persons other than the transferor which, by making advances or incurring an obligation, give value to enable the grantor of such Lien to acquire rights in or the use of such property; (c) is granted to any other Person in connection with the release of such property from the Lien of this Indenture on the basis of the deposit with the Trustee or the trustee or other holder of a Lien prior to the Lien of this Indenture of obligations secured by such Lien on such property (as well as any other property subject thereto); (d) is held by a trustee or agent for the benefit of one or more Persons described in clause (a), (b) and/or (c) above, provided that such Lien may be held, in addition, for the benefit of one or more other Persons which shall have theretofore given, or may thereafter give, value to or for the benefit or account of the grantor of such Lien for one or more other purposes; or (e) otherwise constitutes a purchase money mortgage or a purchase money security interest under applicable law; and, without limiting the generality of the foregoing, for purposes of this Indenture, the term Purchase Money Lien shall be deemed to include any Lien described above whether or not such Lien (x) shall permit the issuance or other incurrence of additional indebtedness secured by such Lien on such property, (y) shall permit the subjection to such Lien of additional property and the issuance or other incurrence of additional indebtedness on the basis thereof and/or (z) shall have been granted prior to the acquisition, disposition or release of such property, shall attach to or otherwise cover property other than the property being acquired, disposed of or released and/or shall secure obligations issued prior and/or subsequent to the issuance of the obligations delivered in connection with such acquisition, disposition or release. “Redemption Date” when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture. “Redemption Price” when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture, exclusive of accrued and unpaid interest. “Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301. “Release Date” shall mean the date chosen by the Company and specified in the Company Order delivered to the Trustee under Section 1811. “Required Currency” has the meaning specified in Section 311. “Responsible Officer” when used with respect to the Trustee, means any vice president or assistant vice president, trust officer or any other officer of the Trustee in the department in the Corporate Trust Office of the Trustee (or any successor division or department) responsible for the administration of this Indenture. To the extent permitted by law, the term “responsible officer” as used in the Trust Indenture Act with respect to an indenture trustee shall mean Responsible Officer as defined in this Indenture.

19 “Retired Securities” means any Securities authenticated and delivered under this Indenture which (a) no longer remain Outstanding by reason of the applicability of clause (a) or (b) in the definition of “Outstanding” (other than any Predecessor Security of any Security), (b) have not been made the basis under any of the provisions of this Indenture of one or more Authorized Purposes and (c) have not been paid, redeemed, purchased or otherwise retired by the application thereto of Funded Cash. “Secured Debt” has the meaning specified in Section 707. “Securities” has the meaning stated in the first recital of this Indenture and more particularly means any securities authenticated and delivered under this Indenture. “Securities Act” means the Securities Act of 1933, as amended. “Security Register” and “Security Registrar” have the respective meanings specified in Section 305. “Special Record Date” for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 307. “Stated Interest Rate” means a rate (whether fixed or variable) at which an obligation by its terms is stated to bear simple interest. Any calculation or other determination to be made under this Indenture by reference to the Stated Interest Rate on a Security shall be made without regard to the effective interest cost to the Company of such Security and without regard to the Stated Interest Rate on, or the effective cost to the Company of, any other indebtedness the Company’s obligations in respect of which are evidenced or secured in whole or in part by such Security. “Stated Maturity” when used with respect to any Security or any obligation or any installment of principal thereof or interest thereon, means the date on which the principal of such obligation or such installment of principal or interest is stated to be due and payable (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension). “Successor Company” has the meaning set forth in Section 1201. “supplemental indenture” or “indenture supplemental hereto” means an instrument supplementing or amending this Indenture executed and delivered pursuant to Article Thirteen. “Tranche” means a group of Securities which (a) are of the same series and (b) have identical terms except as to principal amount and/or date of issuance. “Trustee” means the Person named as the “Trustee” in the first paragraph of this Indenture until a successor Trustee shall have been appointed by the Company pursuant to Section 1010 or otherwise have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

20 “Trust Indenture Act” means, as of any time, the Trust Indenture Act of 1939 as in effect at such time. “United States” means the United States of America, its territories, its possessions and other areas subject to its jurisdiction. SECTION 102. Funded Property; Funded Cash. “Funded Property” means: (a) all Property Additions to the extent that the same shall then be subject to the Lien of a Class A Mortgage; (b) all Property Additions to the extent that the same shall have been made the basis of the authentication and delivery of Securities under this Indenture pursuant to Section 1603; (c) all Property Additions to the extent that the same shall have been made the basis of the release of Funded Property from the Lien of this Indenture pursuant to Section 1803; (d) all Property Additions to the extent that the same shall have been substituted for Funded Property retired pursuant to Section 104; (e) all Property Additions to the extent that the same shall have been made the basis of the withdrawal of cash held by the Trustee pursuant to Section 1605 or 1806; and (f) all Property Additions to the extent that the same shall have been used as the basis of a credit against, or otherwise in satisfaction of, the requirements of any sinking, improvement, maintenance, replacement or similar fund or analogous provision established with respect to the Securities of any series, or any Tranche thereof, as contemplated by Section 301; provided, however, that any such Property Additions shall cease to be Funded Property when all of the Securities of such series or Tranche shall cease to be Outstanding. In the event that in any certificate filed with the Trustee in connection with any of the Property Additions referred to in clauses (a), (b), (c), (e) and (f) of this Section, only a part of the Cost or Fair Value of the Property Additions described in such certificate shall be required for the purposes of such certificate, then such Property Additions shall be deemed to be Funded Property only to the extent so required for the purpose of such certificate. All Funded Property that shall be abandoned, destroyed, released or otherwise disposed of shall for the purpose of Section 104 hereof be deemed Funded Property retired and for other purposes of this Indenture shall thereupon cease to be Funded Property but as in this Indenture provided may at any time thereafter again become Funded Property. Neither any reduction in the Cost or book value of property recorded in the plant account of the Company, nor the transfer of any amount appearing in such account to intangible and/or adjustment accounts, otherwise than in connection with actual retirements of physical

21 property abandoned, destroyed, released or disposed of, and otherwise than in connection with the removal of such property in its entirety from plant account, shall be deemed to constitute a retirement of Funded Property. The Company may make allocations, on a pro-rata or other reasonable basis (including, but not limited to, the designation of specific properties or the designation of all or a specified portion of the properties reflected in one or more generic accounts or subaccounts in the Company’s books of account), for the purpose of determining the extent to which fungible properties, or other properties not otherwise identified, reflected in the same generic account or subaccount in the Company’s books of account constitute Funded Property or Funded Property retired. “Funded Cash” means: (a) cash, held by the Trustee hereunder, to the extent that it represents the proceeds of insurance on Funded Property (except as otherwise provided in Section 1815), or cash deposited in connection with the release of Funded Property pursuant to Article Eighteen, or the payment of the principal of, or the proceeds of the release of, obligations secured by Purchase Money Lien and delivered to the Trustee pursuant to Article Eighteen, all subject, however, to the provisions of Section 1815 and Section 1806; (b) any cash deposited with the Trustee under Section 1605; and (c) any cash received by the Trustee from the payment of the principal of Class A Bonds delivered to and held by the Trustee pursuant to Sections 1602 and 1701. SECTION 103. [Reserved]. SECTION 104. Property Additions; Cost. (a) “Property Additions” means, as of any particular time, any item, unit or element of property which at such time is owned by the Company and is Mortgaged Property. (b) When any Property Additions are certified to the Trustee as the basis of any Authorized Purpose (except as otherwise provided in Section 1803 and Section 1806), (i) there shall be deducted from the Cost or Fair Value to the Company thereof, as the case may be (as of the date so certified), an amount equal to the Cost (or as to Property Additions of which the Fair Value to the Company at the time the same became Funded Property was certified to be an amount less than the Cost as determined pursuant to this Section, then such Fair Value, as so certified, in lieu of Cost) of all Funded Property of the Company retired to the date of such certification (other than the Funded Property, if any, in connection with the application for the release of which such certificate is filed) and not theretofore deducted from the Cost or Fair Value to the Company of Property Additions theretofore certified to the Trustee, and (ii) there may, at the option of the Company, be added to such Cost or Fair Value, as the case may be, the sum of

22 (1) the principal amount of any obligations secured by Purchase Money Lien, not theretofore so added and which the Company then elects so to add, which shall theretofore have been delivered to the Trustee or the trustee or other holder of a Lien prior to the Lien of this Indenture as the basis of the release of Funded Property retired from the Lien of this Indenture or such prior Lien, as the case may be; (2) one hundred and fifty percentum (150%) of the amount of any cash, not theretofore so added and which the Company then elects so to add, which shall theretofore have been delivered to the Trustee or the trustee or other holder of a Lien prior to the Lien of this Indenture as the proceeds of insurance on Funded Property retired (to the extent of the portion thereof deemed to be Funded Cash) or as the basis of the release of Funded Property retired from the Lien of this Indenture or from such prior Lien, as the case may be; (3) one hundred and fifty percentum (150%) of the principal amount of any Security or Securities, or portion of such principal amount, not theretofore so added and which the Company then elects so to add, (I) which shall theretofore have been delivered to the Trustee as the basis of the release of Funded Property retired or (II) the right to the authentication and delivery of which under the provisions of Section 1604 shall at any time theretofore have been waived under Section 1803(d)(iii) as the basis of the release of Funded Property retired; (4) the Cost or Fair Value to the Company (whichever shall be less) of any Property Additions, not theretofore so added and which the Company then elects so to add, which shall theretofore have been made the basis of the release of Funded Property retired (such Fair Value to be the amount shown in the Expert’s Certificate delivered to the Trustee in connection with such release); and (5) the Cost to the Company of any Property Additions (including Property Additions subject to the Lien of a Class A Mortgage) not theretofore so added and which the Company then elects so to add, to the extent that the same shall have been substituted for Funded Property retired; provided, however, that the aggregate of the amounts added under clause (ii) above shall in no event exceed the amounts deducted under clause (i) above. (c) Except as otherwise provided in Section 1803, the term “Cost” with respect to Property Additions shall mean the sum of (i) any cash delivered in payment therefor or for the acquisition thereof, (ii) an amount equivalent to the fair market value in cash (as of the date of delivery) of any securities or other property delivered in payment therefor or for the acquisition thereof, (iii) the principal amount of any obligations secured by prior Lien (other than a Class A Mortgage) upon such Property Additions outstanding at the time of the acquisition thereof, (iv) the principal amount of any other obligations incurred or assumed in connection with the payment for such Property Additions or for the acquisition thereof and (v) any other amounts which, in accordance with generally accepted accounting principles, are properly charged or chargeable to the plant or other property accounts of the Company with respect to such Property Additions as part of the cost of construction or acquisition thereof, including, but not limited to, any

23 allowance for funds used during construction or any similar or analogous amount; provided, however, that, notwithstanding any other provision of this Indenture, (i) with respect to Property Additions owned by a successor corporation immediately prior to the time it shall have become such by consolidation or merger or acquired by a successor corporation in or as a result of a consolidation or merger (excluding, in any case, Property Additions owned by the Company immediately prior to such time), Cost shall mean the amount or amounts at which such Property Additions are recorded in the plant or other property accounts of such successor corporation, or the predecessor corporation from which such Property Additions are acquired, as the case may be, immediately prior to such consolidation or merger; (ii) with respect to Property Additions which shall have been acquired (otherwise than by construction) by the Company without any consideration consisting of cash, securities or other property or the incurring or assumption of indebtedness, no determination of Cost shall be required, and, wherever in this Indenture provision is made for Cost or Fair Value, Cost with respect to such Property Additions shall mean an amount equal to the Fair Value to the Company thereof or, if greater, the aggregate amount reflected in the Company’s books of account with respect thereto upon the acquisition thereof; and (iii) in no event shall the Cost of Property Additions be required to reflect any depreciation or amortization in respect of such Property Additions, or any adjustment to the amount or amounts at which such Property Additions are recorded in plant or other property accounts due to the non-recoverability of investment or otherwise. If any Property Additions are shown by the Expert’s Certificate provided for in Section 1603(b)(ii) to include property which has been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company, the Cost thereof need not be reduced by any amount in respect of any goodwill, going concern value rights and/or intangible property simultaneously acquired for which no separate or distinct consideration shall have been paid or apportioned, and in such case the term Property Additions as defined herein may include such goodwill, going concern value rights and intangible property. SECTION 105. Compliance Certificates and Opinions. Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

24 (a) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (d) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with. SECTION 106. Form of Documents Delivered to Trustee. (a) Any Officer’s Certificate may be based (without further examination or investigation), insofar as it relates to or is dependent upon legal matters, upon an opinion of, or representations by, counsel, and, insofar as it relates to or is dependent upon matters which are subject to verification by Accountants, upon a certificate or opinion of, or representations by, an Accountant, and insofar as it relates to or is dependent upon matters which are required in this Indenture to be covered by a certificate or opinion of, or representations by, an Expert, upon the certificate or opinion of, or representations by, an Expert, unless, in any case, such officer has actual knowledge that the certificate or opinion or representations with respect to the matters upon which such Officer’s Certificate may be based as aforesaid are erroneous. Any Expert’s Certificate may be based (without further examination or investigation), insofar as it relates to or is dependent upon legal matters, upon an opinion of, or representations by, counsel, and insofar as it relates to or is dependent upon factual matters, information with respect to which is in the possession of the Company and which are not subject to verification by Experts, upon a certificate or opinion of, or representations by, an officer or officers of the Company, unless such expert has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion may be based as aforesaid are erroneous. Any certificate of an Accountant may be based (without further examination or investigation), insofar as it relates to or is dependent upon legal matters, upon an opinion of, or representations by, counsel, and in so far as it relates to or is dependent upon factual matters, information with respect to which is in the possession of the Company and which are not subject to verification by Accountants, upon a certificate of, or representations by, an officer or officers of the Company, unless such Accountant has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion may be based as aforesaid are erroneous. Any Opinion of Counsel may be based (without further examination or investigation), insofar as it relates to or is dependent upon factual matters, information with respect to which is in the possession of the Company, upon a certificate of, or representations by, an officer or officers of the Company, and, insofar as it relates to or is dependent upon matters which are subject to verification by Accountants upon a certificate or opinion of, or representations by, an Accountant, and, insofar as it relates to or is dependent upon matters required in this Indenture to be covered by a certificate or opinion of, or representations by, an Expert, upon the certificate or opinion of, or representations by, an Expert, unless

25 such counsel has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous. In addition, any Opinion of Counsel may be based (without further examination or investigation), insofar as it relates to or is dependent upon matters covered in an Opinion of Counsel rendered by other counsel, upon such other Opinion of Counsel, unless such counsel has actual knowledge that the Opinion of Counsel rendered by such other counsel with respect to the matters upon which his Opinion of Counsel may be based as aforesaid are erroneous. Further, any Opinion of Counsel with respect to the status of title to or the sufficiency of descriptions of property, and/or the existence of Liens thereon, and/or the recording or filing of documents, and/or any similar matters, may be based (without further examination or investigation) upon (i) title insurance policies or commitments and reports, lien search certificates and other similar documents or (ii) certificates of, or representations by, officers, employees, agents and/or other representatives of the Company or (iii) any combination of the documents referred to in (i) and (ii), unless, in any case, such counsel has actual knowledge that the document or documents with respect to the matters upon which his opinion may be based as aforesaid are erroneous. If, in order to render any Opinion of Counsel provided for herein, the signer thereof shall deem it necessary that additional facts or matters be stated in any Officer’s Certificate, certificate of an Accountant or Expert’s Certificate provided for herein, then such certificate may state all such additional facts or matters as the signer of such Opinion of Counsel may request. (b) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Where (i) any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, or (ii) two or more Persons are each required to make, give or execute any such application, request, consent, certificate, statement, opinion or other instrument, any such applications, requests, consents, certificates, statements, opinions or other instruments may, but need not, be consolidated and form one instrument. (c) Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Officer’s Certificate, Expert’s Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith. Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Indenture equally and ratably with all other Outstanding Securities, except as aforesaid.

26 SECTION 107. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Fourteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 1001) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in Section 1406. (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. (c) The ownership, principal amount (except as otherwise contemplated in clause (y) of the first proviso to the definition of Outstanding) and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register. (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security. (e) Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven. (f) Securities of any series, or any Tranche thereof, authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company,

27 to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche. (g) The Company may, at its option, by Company Order, fix in advance a record date for the determination of Holders entitled to give any request, demand, authorization, direction, notice, consent, waiver or other Act solicited by the Company, but the Company shall have no obligation to do so; provided, however, that the Company may not fix a record date for the giving or making of any notice, declaration, request or direction referred to in the next sentence. In addition, the Trustee may, at its option, fix in advance a record date for the determination of Holders entitled to join in the giving or making of any Notice of Default, any declaration of acceleration referred to in Section 902, any request to institute proceedings referred to in Section 907 or any direction referred to in Section 912. If any such record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act, or such notice, declaration, request or direction, may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining (i) whether Holders of the requisite proportion of the Outstanding Securities have authorized or agreed or consented to such Act (and for that purpose the Outstanding Securities shall be computed as of the record date) and/or (ii) which Holders may revoke any such Act (notwithstanding subsection (e) of this Section ); and any such Act, given as aforesaid, shall be effective whether or not the Holders which authorized or agreed or consented to such Act remain Holders after such record date and whether or not the Securities held by such Holders remain Outstanding after such record date. SECTION 108. Notices, Etc. to Trustee or Company. Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee by any Holder or by the Company, or the Company by the Trustee or by any Holder, shall be sufficient for every purpose hereunder (unless otherwise expressly provided herein) if in writing and delivered personally to an officer or other responsible employee of the addressee, or transmitted by email or other direct written electronic means to such telephone number or other electronic communications address set forth for such party below or such other address as the parties hereto shall from time to time designate, or transmitted by registered or certified mail or reputable overnight courier, charges prepaid, to the applicable address set forth for such party below or to such other address as either party hereto may from time to time designate: If to the Trustee, to: The Bank of New York Mellon Janelle Poland, Senior Analyst, Corporate Trust-Corporate Finance 500 Ross Street, 12th Floor Pittsburgh, PA 15262 Telephone: 412-234-0276 Email: janelle.poland@bny.com If to the Company, to: PPL Electric Utilities Corporation

28 c/o PPL Services Corporation 645 Hamilton Street, Suite 9 Allentown, Pennsylvania 18101 Attention: Treasurer Telephone: 1-800-345-3085 Email: Corporate.Finance@pplweb.com Any communication contemplated herein shall be deemed to have been made, given, furnished and filed if personally delivered, on the date of delivery, if transmitted by email or other direct written electronic means, on the date of transmission, and if transmitted by registered or certified mail or reputable overnight courier, on the date of receipt. SECTION 109. Notice to Holders of Securities; Waiver. Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such Notice. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice required by this Indenture may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. SECTION 110. Conflict with Trust Indenture Act. If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by, or is otherwise governed by, any provision of the Trust Indenture Act, such other provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control. SECTION 111. Effect of Headings and Table of Contents. The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof. SECTION 112. Successors and Assigns.

29 All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not. SECTION 113. Separability Clause. In case any provision in this Indenture or the Securities shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. SECTION 114. Benefits of Indenture. Nothing in this Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders of any Outstanding Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture. SECTION 115. Governing Law. This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act shall be applicable and except to the extent that the law of any other jurisdiction shall mandatorily govern. SECTION 116. Legal Holidays. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in Securities of any series, or any Tranche thereof, or in the indenture supplemental hereto, Board Resolution or Officer’s Certificate which establishes the terms of the Securities of such series or Tranche, which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, or Stated Maturity, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day. SECTION 117. Investment of Cash Held by Trustee. Any cash held by the Trustee or any Paying Agent under any provision of this Indenture shall, except as otherwise provided in Section 1806 or in Article Eight, at the request of the Company evidenced by Company Order, be invested or reinvested in Investment Securities designated by the Company (such Company Order to contain a representation to the effect that the securities designated therein constitute Investment Securities), any interest on such Investment Securities shall be promptly paid over to the Company as received free and clear of any Lien. Such Investment Securities shall be held subject to the same provisions hereof as the cash used to purchase the same, but upon a like request of the Company shall be sold, in whole or in designated part, and the proceeds of such sale shall be held subject to the same provisions hereof as the cash used to purchase the Investment Securities so sold. If such sale

30 shall produce a net sum less than the cost of the Investment Securities so sold, the Company shall pay to the Trustee or any such Paying Agent, as the case may be, such amount in cash as, together with the net proceeds from such sale, shall equal the cost of the Investment Securities so sold, and if such sale shall produce a net sum greater than the cost of the Investment Securities so sold, the Trustee or any such Paying Agent, as the case may be, shall promptly pay over to the Company an amount in cash equal to such excess, free and clear of any Lien. In no event shall the Trustee be liable for any loss incurred in connection with the sale of any Investment Security pursuant to this Section. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, interest on Investment Securities and any gain upon the sale thereof shall be held as part of the Mortgaged Property until such Event of Default shall have been cured or waived, whereupon such interest and gain shall be promptly paid over to the Company free and clear of any Lien. ARTICLE TWO Security Forms SECTION 201. Forms Generally. The definitive Securities of each series shall be in substantially the form or forms thereof established in the indenture supplemental hereto establishing such series or in a Board Resolution establishing such series, or in an Officer’s Certificate pursuant to such a supplemental indenture or Board Resolution, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form or forms of Securities of any series are established in a Board Resolution or in an Officer’s Certificate pursuant to a Supplemental Indenture or a Board Resolution, such Board Resolution and Officer’s Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities. Unless otherwise specified as contemplated by Section 301, the Securities of each series shall be issuable in registered form without coupons. The definitive Securities shall be produced in such manner as shall be determined by the officers executing such Securities, as evidenced by their execution thereof.

31 SECTION 202. Form of Trustee’s Certificate of Authentication. The Trustee’s certificate of authentication shall be in substantially the form set forth below: This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture. THE BANK OF NEW YORK MELLON, as Trustee By: _____________________________ Authorized Officer ARTICLE THREE The Securities SECTION 301. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series. Subject to the last paragraph of this Section, prior to the authentication and delivery of Securities of any series there shall be established by specification in or pursuant to a supplemental indenture or in a Board Resolution of the Company or in or pursuant to an Officer’s Certificate of the Company (which need not comply with Section 105) or in a Company Order pursuant to a supplemental indenture, a Board Resolution or an Officer’s Certificate: (a) the title of the Securities of such series (which shall distinguish the Securities of such series from Securities of all other series); (b) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 506 or 1306 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder); (c) the Person or Persons (without specific identification) to whom any interest on Securities of such series, or any Tranche thereof, shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest; (d) the date or dates on which the principal of the Securities of such series or any Tranche thereof, is payable or any formulary or other method or other means by which such date or dates shall be determined, by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise (without regard to any provisions for redemption, prepayment, acceleration, purchase or

32 extension); and the right, if any, to extend the Maturity of the Securities of such series, or any Tranche thereof, and the duration of any such extension; (e) the rate or rates at which the Securities of such series, or any Tranche thereof, shall bear interest, if any (including the rate or rates at which overdue principal shall bear interest after Maturity if different from the rate or rates at which such Securities shall bear interest prior to Maturity, and, if applicable, the rate or rates at which overdue premium or interest shall bear interest, if any), or any formulary or other method or other means by which such rate or rates shall be determined by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise, the date or dates from which such interest shall accrue; the Interest Payment Dates and the Regular Record Dates, if any, for the interest payable on such Securities on any Interest Payment Date; and the basis of computation of interest, if other than as provided in Section 310; and the right, if any, to extend the interest payment periods and the duration of any such extension; (f) the place or places at which and/or methods (if other than as provided elsewhere in this Indenture) by which (i) the principal of and premium, if any, and interest, if any, on Securities of such series, or any Tranche thereof, shall be payable, (ii) registration of transfer of Securities of such series, or any Tranche thereof, may be effected, (iii) exchanges of Securities of such series, or any Tranche thereof, may be effected and (iv) notices and demands to or upon the Company in respect of the Securities of such series, or any Tranche thereof, and this Indenture may be served; the Security Registrar and any Paying Agent or Agents for such series or Tranche; and, if such is the case, that the principal of such Securities shall be payable without the presentment or surrender thereof; (g) the period or periods within which, or the date or dates on which, the price or prices at which and the terms and conditions upon which the Securities of such series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company and any restrictions on such redemptions; (h) the obligation or obligations, if any, of the Company to redeem or purchase or repay the Securities of such series, or any Tranche thereof, pursuant to any sinking fund or other mandatory redemption provisions or at the option of a Holder thereof and the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed or purchased or repaid, in whole or in part, pursuant to such obligation and applicable exceptions to the requirements of Section 504 in the case of mandatory redemption or redemption or repayment at the option of the Holder; (i) the denominations in which Securities of such series, or any Tranche thereof, shall be issuable if other than denominations of One Thousand Dollars ($1,000) and any integral multiple thereof; (j) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made and the manner in which the amount of such coin or currency payable is to be determined; (k) the currency or currencies, including composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Securities of such series, or any Tranche thereof, shall be payable (if other than Dollars) and the manner in which the equivalent of the principal amount

33 thereof in Dollars is to be determined for any purpose, including for the purpose of determining the principal amount deemed to be Outstanding at any time; (l) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made; (m) if the amount payable in respect of principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, may be determined with reference to an index or other fact or event ascertainable outside this Indenture, the manner in which such amounts shall be determined to the extent not established pursuant to clause (e) of this paragraph; (n) if other than the entire principal amount thereof, the portion of the principal amount of Securities of such series, or any Tranche thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 902; (o) any Events of Default, in addition to those specified in Section 901, or any exceptions to those specified in Section 901, with respect to the Securities of such series, and any covenants of the Company for the benefit of the Holders of the Securities of such series, or any Tranche thereof, in addition to those set forth in Article Seven, or any exceptions to those set forth in Article Seven; (p) the terms, if any, pursuant to which the Securities of such series, or any Tranche thereof, may be converted into or exchanged for shares of capital stock or other securities of the Company or any other Person; (q) the obligations or instruments, if any, which shall be considered to be Eligible Obligations in respect of the Securities of such series, or any Tranche thereof, denominated in a currency other than Dollars or in a composite currency, whether Eligible Obligations include Investment Securities with respect to Securities of such series, and any provisions for satisfaction and discharge of Securities of any series, in addition to those set forth in Article Eight, or any exceptions to those set forth in Article Eight; (r) if the Securities of such series, or any Tranche thereof, are to be issued in global form, (i) any limitations on the rights of the Holder or Holders of such Securities to transfer or exchange the same or to obtain the registration of transfer thereof, (ii) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor in definitive form in lieu of global form and (iii) any other matters incidental to such Securities; (s) if the Securities of such series, or any Tranche thereof, are to be issuable as bearer securities, any and all matters incidental thereto which are not specifically addressed in a supplemental indenture as contemplated by clause (g) of Section 1301; (t) to the extent not established pursuant to clause (r) of this paragraph, any limitations on the rights of the Holders of the Securities of such Series, or any Tranche thereof, to transfer or exchange such Securities or to obtain the registration of transfer thereof; and if a service charge will be made for the

34 registration of transfer or exchange of Securities of such series, or any Tranche thereof, the amount or terms thereof; (u) any exceptions to Section 116, or variation in the definition of Business Day, with respect to the Securities of such series, or any Tranche thereof; (v) whether the Securities of such series are Benefitted Securities under Section 707; (w) any other terms of the Securities of such series, or any Tranche thereof, that the Company may elect to specify. With respect to Securities of a series subject to a Periodic Offering, the indenture supplemental hereto or the Board Resolution which establishes such series, or the Officer’s Certificate pursuant to such supplemental indenture or Board Resolution, as the case may be, may provide general terms or parameters for Securities of such series and provide either that the specific terms of Securities of such series, or any Tranche thereof, shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with procedures specified in a Company Order as contemplated in clause (b) of Section 303. Unless otherwise provided with respect to a series of Securities as contemplated in Section 301(b), the aggregate principal amount of a series of Securities may be increased and additional Securities of such series may be issued up to the maximum aggregate principal amount authorized with respect to such series as increased. SECTION 302. Denominations. Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, the Securities of each series shall be issuable in denominations of One Thousand Dollars ($1,000) and any integral multiple thereof. SECTION 303. Execution, Authentication, Delivery and Dating. Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities or any Tranche thereof, the Securities shall be executed on behalf of the Company by an Authorized Officer of the Company, and may have the corporate seal of the Company affixed thereto or reproduced thereon attested by its Secretary, one of its Assistant Secretaries or any other Authorized Officer. The signature of any or all of these officers on the Securities may be manual or facsimile. A Security bearing the manual or facsimile signature of an individual who was at the time of execution an Authorized Officer of the Company shall bind the Company, notwithstanding that any such individual has ceased to be an Authorized Officer prior to the authentication and delivery of the Security or did not hold such office at the date of such Security. The Trustee shall authenticate and deliver Securities of a series for original issue, at one time or from time to time in accordance with the Company Order referred to below, upon receipt by the Trustee of:

35 (a) the instrument or instruments establishing the form or forms and terms of the Securities of such series, as provided in Sections 201 and 301; (b) a Company Order requesting the authentication and delivery of such Securities and, to the extent that the terms of such Securities shall not have been established in an indenture supplemental hereto or in a Board Resolution, or in an Officer’s Certificate pursuant to a supplemental indenture or Board Resolution, all as contemplated by Section 301, either (i) establishing such terms or (ii) in the case of Securities of a series subject to a Periodic Offering, specifying procedures, acceptable to the Trustee, by which such terms are to be established (which procedures may provide, to the extent acceptable to the Trustee, for authentication and delivery pursuant to oral or electronic instructions from the Company or any agent or agents thereof, which oral instructions are to be promptly confirmed electronically or in writing), in either case in accordance with the instrument or instruments establishing the terms of the Securities of such series delivered pursuant to clause (a) above. If applicable, the Company Order shall also designate the related series of Class A Bonds being delivered to the Trustee in connection with the issuance of such series of Securities; (c) if prior to the Release Date, any opinions, certificates, documents and instruments required by Article Sixteen; (d) Securities of such series, each executed on behalf of the Company by an Authorized Officer of the Company; (e) an Officer’s Certificate (i) which shall comply with the requirements of Section 105 of this Indenture and (ii) which states that no Event of Default under this Indenture has occurred or is occurring; (f) an Opinion of Counsel which shall comply with the requirements of Section 105 of this Indenture and that states that: (i) the form or forms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture; (ii) the terms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture; and (iii) when such Securities shall have been authenticated and delivered by the Trustee and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, such Securities will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by this Indenture, and enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of mortgagees’ and other creditors’ rights, including, without limitation, bankruptcy and insolvency laws and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first

36 authentication and delivery of Securities of such series and that in lieu of the opinions described in clauses (ii) and (iii) above such Opinion of Counsel may, alternatively, state, respectively, (x) that, when the terms of such Securities shall have been established pursuant to a Company Order or Orders, or pursuant to such procedures as may be specified from time to time by a Company Order or Orders, all as contemplated by and in accordance with the instrument or instruments delivered pursuant to clause (a) above, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and (y) that, such Securities, when (1) executed by the Company, (2) authenticated and delivered by the Trustee in accordance with this Indenture, (3) issued and delivered by the Company and (4) paid for, all as contemplated by and in accordance with the aforesaid Company Order or Orders, as the case may be, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the Indenture, and enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of mortgagees’ and other creditors’ rights, including, without limitation, bankruptcy and insolvency laws and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the forms and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, at or prior to the time of the first authentication of Securities of such series, unless and until such opinion or other documents have been superseded or revoked or expire by their terms. In connection with the authentication and delivery of Securities of a series, pursuant to a Periodic Offering, the Trustee shall be entitled to assume that the Company’s instructions to authenticate and deliver such Securities do not violate any applicable law or any applicable rule, regulation or order of any governmental agency or commission having jurisdiction over the Company. If the forms or terms of the Securities of any series have been established by or pursuant to a Board Resolution or an Officer’s Certificate as permitted by Sections 201 or 301, the Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee. Except as otherwise specified as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, each Security shall be dated the date of its authentication. Except as otherwise specified as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, no Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or its agent by manual signature of an authorized officer thereof, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the

37 benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder to the Company, or any Person acting on its behalf, but shall never have been issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof. SECTION 304. Temporary Securities. Pending the preparation of definitive Securities of any series, or any Tranche thereof, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as any officer executing such Securities may determine, as evidenced by such officer’s execution of such Securities; provided, however, that temporary Securities need not recite specific redemption, sinking fund, conversion or exchange provisions. If temporary Securities of any series or Tranche are issued, the Company shall cause definitive Securities of such series or Tranche to be prepared without unreasonable delay. After the preparation of definitive Securities of such series or Tranche, the temporary Securities of such series or Tranche shall be exchangeable for definitive Securities of such series or Tranche, upon surrender of the temporary Securities of such series or Tranche at the office or agency of the Company maintained pursuant to Section 702 in a Place of Payment for such series or Tranche, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series or Tranche, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor definitive Securities of the same series or Tranche, of authorized denominations and of like tenor and aggregate principal amount. Until exchanged in full as hereinabove provided, temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and Tranche and of like tenor authenticated and delivered hereunder. SECTION 305. Registration, Registration of Transfer and Exchange. The Company shall cause to be kept in one of the offices or agencies designated pursuant to Section 702, with respect to the Securities of each series or any Tranche thereof, a register (the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities of such series or Tranche and the registration of transfer thereof. The Company shall designate one Person to maintain the Security Register for the Securities of each series, and such Person is referred to herein, with respect to such series, as the “Security Registrar.” Anything herein to the contrary notwithstanding, the Company may designate one or more of its offices or an office of any Affiliate as an office in which the Security Register with respect to the Securities of one or more series, or any Tranche or Tranches thereof, shall be maintained, and the Company may designate itself or any Affiliate as the Security Registrar with respect to one or more of such series. The Security Register shall be open for inspection by the Trustee and the Company at all reasonable times.

38 Except as otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, upon surrender for registration of transfer of any Security of such series or Tranche at the office or agency of the Company maintained pursuant to Section 702 in a Place of Payment for such series or Tranche, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount. Except as otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, any Security of such series or Tranche may be exchanged at the option of the Holder for one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities, which the Holder making the exchange is entitled to receive. All Securities delivered upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same obligation, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange. Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee, duly executed by the Holder thereof or his attorney duly authorized in writing. Unless otherwise specified as contemplated by Section 301, with respect to Securities of any series, or any Tranche thereof, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 506 or 1306 not involving any transfer. The Company shall not be required to execute or to provide for the registration of transfer of or the exchange of (a) Securities of any series, or any Tranche thereof, during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Securities of such series or Tranche called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part. SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and Tranche, and of like tenor and principal amount, bearing a number not contemporaneously outstanding. If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Security and (b) such security or indemnity as may be reasonably required by them to save each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such

39 destroyed, lost or stolen Security, a new Security of the same series and Tranche, and of like tenor and principal amount, bearing a number not contemporaneously outstanding. Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security. Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) in connection therewith. Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone other than the Holder of such new security, and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities. SECTION 307. Payment of Interest; Interest Rights Preserved. Unless otherwise provided as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election, as provided in clause (a) or (b) below: (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a date (a “Special Record Date”) for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall

40 promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company shall promptly cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date. (b) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee. Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security. SECTION 308. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 305 and 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary. SECTION 309. Cancellation. All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not theretofore canceled, shall be promptly canceled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever or which the Company shall not have issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with the Trustee’s then customary procedures, unless otherwise directed by a Company Order; provided, however, that the Trustee shall not be required to destroy any Securities. SECTION 310. Computation of Interest. Except as otherwise specified as contemplated by Section 301 for Securities of any series, or Tranche thereof, interest on the Securities of each series shall be computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months, and with respect to any period less

41 than a full month, on the basis of the actual number of days elapsed during such period. For example, the interest for a period running from the 15th day of one month to the 15th day of the next month would be calculated on the basis of one 30-day month. SECTION 311. Payment to Be in Proper Currency. In the case of any Security denominated in any currency other than Dollars or in a composite currency (the “Required Currency”), except as otherwise specified with respect to such Security as contemplated by Section 301, the obligation of the Company to make any payment of the principal thereof, or the premium or interest thereon, shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of Required Currency then due and payable. SECTION 312. Extension of Interest Payment. The Company shall have the right at any time, to extend interest payment periods on all the Securities of any series hereunder, if so specified as contemplated by Section 301 with respect to such Securities and upon such terms as may be specified as contemplated by Section 301 with respect to such Securities. SECTION 313. CUSIP Numbers. The Company in issuing the Securities may use “CUSIP” or other similar numbers (if then generally in use), and, if so, the Company, the Trustee or the Security Registrar may use “CUSIP” or such other numbers in notices or redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only the other identification numbers printed on the Securities, in which case none of the Company or, as the case may be, the Trustee or the Security Registrar, or any agent of any of them, shall have any liability in respect of any CUSIP number used on any such notice, and any such redemption shall not be affected by any defect in or omission of such numbers. ARTICLE FOUR Securities of the First Series There is hereby created two series of Securities (herein sometimes referred to as “Securities of the First Series” and “Securities of the Second Series,” respectively). The form, designation and terms

42 of the Securities of the First Series and the Securities of the Second Series shall be established in a supplemental indenture or a Board Resolution, and/or in an Officer’s Certificate pursuant to a supplemental indenture or a Board Resolution in accordance with Section 301. ARTICLE FIVE Redemption of Securities SECTION 501. Applicability of Article. Securities of any series, or any Tranche thereof, which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche) in accordance with this Article. SECTION 502. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or an Officer’s Certificate. The Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of such Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officer’s Certificate evidencing compliance with such restriction or condition. SECTION 503. Selection of Securities to Be Redeemed. If less than all the Securities of any series, or any Tranche thereof, are to be redeemed, the particular Securities to be redeemed shall be selected by the Trustee from the Outstanding Securities of such series or Tranche not previously called for redemption, by such method as shall be provided for such particular series or Tranche, or in the absence of any such provision, by such method of random selection as the Trustee shall deem fair and appropriate and which may, in any case, provide for the selection for redemption of portions (equal to any authorized denomination for Securities of such series or Tranche) of the principal amount of Securities of such series or Tranche of a denomination larger than the minimum authorized denomination for Securities of such series or Tranche; provided, however, that if, as indicated in an Officer’s Certificate, the Company shall have offered to purchase all or any principal amount of the Securities then Outstanding of any series, or any Tranche thereof, and less than all of such Securities as to which such offer was made shall have been tendered to the Company for such purchase, the Trustee, if so directed by Company Order, shall select for redemption all or any principal amount of such Securities which have not been so tendered. The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected to be redeemed in part, the principal amount thereof to be redeemed.

43 For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed. SECTION 504. Notice of Redemption. Notice of redemption shall be given in the manner provided in Section 109 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date. All notices of redemption shall state: (a) the Redemption Date, (b) the Redemption Price, (c) if less than all the Securities of any series or Tranche are to be redeemed, the identification of the particular Securities to be redeemed and the portion of the principal amount of any Security to be redeemed in part, (d) that on the Redemption Date the Redemption Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date, (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any, unless it shall have been specified as contemplated by Section 301 with respect to such Securities that such surrender shall not be required, (f) that the redemption is for a sinking or other fund, if such is the case, and (g) such other matters as the Company shall deem desirable or appropriate. Unless otherwise specified with respect to any Securities in accordance with Section 301, with respect to any notice of redemption of Securities at the election of the Company, unless, upon the giving of such notice, such Securities shall be deemed to have been paid in accordance with Section 801, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents for such Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made.

44 Notice of redemption of Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, on Company Request, by the Trustee in the name and at the expense of the Company. SECTION 505. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities or portions thereof, if interest- bearing, shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that no such surrender shall be a condition to such payment if so specified as contemplated by Section 301 with respect to such Security; and provided, further, that except as otherwise specified as contemplated by Section 301 with respect to such Security, any installment of interest on any Security the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable to the Holder of such Security, or one or more Predecessor Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security and subject to the provisions of Sections 305 and 307. SECTION 506. Securities Redeemed in Part. Upon the surrender of any Security which is to be redeemed only in part at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same series and Tranche, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. ARTICLE SIX Sinking Funds SECTION 601. Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of the Securities of any series, or any Tranche thereof, except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche. The minimum amount of any sinking fund payment provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as an “optional sinking fund payment”. If provided for by the terms of Securities of any series, or any Tranche thereof, the cash amount of any sinking fund payment may be

45 subject to reduction as provided in Section 602. Each sinking fund payment shall be applied to the redemption of Securities of the series or Tranche in respect of which it was made as provided for by the terms of such Securities. SECTION 602. Satisfaction of Sinking Fund Payments with Securities. The Company (a) may deliver to the Trustee Outstanding Securities (other than any previously called for redemption) of a series or Tranche in respect of which a mandatory sinking fund payment is to be made and (b) may apply as a credit Securities of such series or Tranche which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of such mandatory sinking fund payment; provided, however, that no Securities shall be applied in satisfaction of a mandatory sinking fund payment if such Securities shall have been previously so applied. Securities so applied shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly. SECTION 603. Redemption of Securities for Sinking Fund. Not less than 45 days prior to each sinking fund payment date for the Securities of any series, or any Tranche thereof, the Company shall deliver to the Trustee an Officer’s Certificate specifying: (a) the amount of the next succeeding mandatory sinking fund payment for such series or Tranche; (b) the amount, if any, of the optional sinking fund payment to be made together with such mandatory sinking fund payment; (c) the aggregate sinking fund payment; (d) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by the payment of cash; (e) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by delivering and crediting Securities of such series or Tranche pursuant to Section 602 and stating the basis for such credit and that such Securities have not previously been so credited, and the Company shall also deliver to the Trustee any Securities to be so delivered. If the Company shall not deliver such Officer’s Certificate, the next succeeding sinking fund payment for such series or Tranche shall be made entirely in cash in the amount of the mandatory sinking fund payment. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 503 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 504. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 505 and 506.

46 ARTICLE SEVEN Representations and Covenants SECTION 701. Payment of Securities; Lawful Possession. (a) The Company shall pay the principal of and premium, if any, and interest, if any, on the Securities of each series in accordance with the terms of such Securities and this Indenture. (b) At the Execution Date, the Company is lawfully possessed of the Mortgaged Property and has sufficient right and authority to mortgage and pledge the Mortgaged Property, as provided in and by this Indenture. SECTION 702. Maintenance of Office or Agency. The Company shall maintain in each Place of Payment for the Securities of each series, or any Tranche thereof, an office or agency where payment of such Securities shall be made, where the registration of transfer or exchange of such Securities may be effected and where notices and demands to or upon the Company in respect of such Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency and prompt notice to the Holders of any such change in the manner specified in Section 109. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, then payment of such Securities shall be made, registration of transfer or exchange thereof may be effected and notices and demands in respect of such Securities and this Indenture may be served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent for all such purposes in any such event. The Company may also from time to time designate one or more other offices or agencies with respect to the Securities of one or more series, or any Tranche thereof, for any or all of the foregoing purposes and may from time to time rescind such designations; provided, however, that, unless otherwise specified as contemplated by Section 301 with respect to the Securities of such series or Tranche, no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Securities in accordance with the requirements set forth above. The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 109, of any such designation or rescission and of any change in the location of any such other office or agency. Anything herein to the contrary notwithstanding, any office or agency required by this Section may be maintained at an office of the Company, in which event the Company shall perform all functions to be performed at such office or agency. SECTION 703. Money for Securities Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent with respect to the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on any of such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium or interest so becoming due until such

47 sums shall be paid to such Persons or otherwise disposed of as herein provided. The Company shall promptly notify the Trustee of any failure by the Company (or any other obligor on such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities. Whenever the Company shall have one or more Paying Agents for the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on such Securities, deposit with such Paying Agents sums sufficient (without duplication) to pay the principal and premium or interest so becoming due, such sums to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of any failure by it so to act. The Company shall cause each Paying Agent for the Securities of any series, or any Tranche thereof, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall: (a) hold all sums held by it for the payment of the principal of and premium, if any, or interest, if any, on such Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided; (b) give the Trustee notice of any failure by the Company (or any other obligor upon such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities; and (c) at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent and furnish to the Trustee such information as it possesses regarding the names and addresses of the Persons entitled to such sums. The Company may at any time pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent and, if so stated in a Company Order delivered to the Trustee, in accordance with the provisions of Article Seven; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money. Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest, if any, on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest, if any, has become due and payable shall be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and, upon such payment or discharge, the Holder of such Security shall, as an unsecured general creditor and not as the Holder of an Outstanding Security, look only to the Company for payment of the amount so due and payable and remaining unpaid, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, shall, upon receipt of a Company Order and at the expense of the Company cause to be mailed, on one occasion only, notice to such Holder that such money remains

48 unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company. In the absence of any such Company Request, the Trustee shall from time to time deliver such unclaimed funds to, or as directed by, the pertinent escheat authority, as identified by the Trustee in its sole discretion, pursuant to and in accordance with applicable unclaimed property laws, rules or regulations. Any such delivery shall be in accordance with the customary practices and procedures of the Trustee and the escheat authority and, upon any such delivery, all liability of the Trustee with respect to such unclaimed funds shall thereupon cease. SECTION 704. Corporate Existence. Subject to the rights of the Company under Article Twelve, the Company shall do or cause to be done all things necessary to preserve and keep its corporate existence in full force and effect. SECTION 705. Annual Officer’s Certificate as to Compliance. Not later than May 1 in each year, commencing May 1, 2002, the Company shall deliver to the Trustee an Officer’s Certificate which need not comply with the requirements of Section 105, executed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, as to such officer’s knowledge of the Company’s compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace or requirement of notice under this Indenture, and making any other statements as may be required by the Trust Indenture Act. SECTION 706. Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any term, provision or condition set forth in (a) any covenant or restriction specified with respect to the Securities of any one or more series, or any one or more Tranches thereof, if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches with respect to which compliance with such covenant or restriction is to be omitted, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; provided, however, that no such waiver shall be effective as to any of the matters contemplated in clause (a), (b) or (c) in Section 1302 without the consent of the Holders specified in such Section; and (b) Article Twelve if before the time for such compliance the Holders of at least a majority in principal amount of Securities Outstanding under this Indenture shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; but, in either case, no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

49 SECTION 707. Limitation on Liens. (a) Except as otherwise specified as contemplated by Section 301 for Securities of any series, so long as any Securities of any series are Outstanding, the Company shall not, from and after the Release Date, issue any Secured Debt (other than Permitted Secured Debt), without the consent of the Holders of a majority in principal amount of all the Outstanding Securities of all series and Tranches with respect to which this covenant is specified as contemplated by Section 301 (the “Benefitted Securities”), considered as one class, except as expressly contemplated in subsections (b) and (c) of this Section. (b) The provisions of subsection (a) shall not prohibit the creation or existence of any Secured Debt if either: (i) the Company shall make effective provision whereby the Benefitted Securities shall be secured at least equally and ratably with such Secured Debt; or (ii) the Company shall deliver to the Trustee bonds, notes or other evidences of indebtedness secured by the Lien which secures such Secured Debt (hereinafter called “Secured Obligations”) (i) in an aggregate principal amount equal to the aggregate principal amount of each series then Outstanding, (ii) maturing (or being subject to mandatory redemption) on the Stated Maturities of such series and (iii) containing, in addition to any mandatory redemption provisions applicable to all Secured Obligations outstanding under such Lien and any mandatory redemption provisions contained therein pursuant to clause (ii) above, mandatory redemption provisions correlative to the provisions, if any, for the mandatory redemption (pursuant to a sinking fund or otherwise) of the Securities of such series or for the redemption thereof at the option of the Holder, as well as a provision for mandatory redemption upon an acceleration of the maturity of all Outstanding Securities of such series following an Event of Default (such mandatory redemption to be rescinded upon the rescission of such acceleration); it being expressly understood that such Secured Obligations (x) may, but need not, bear interest, (y) may, but need not, contain provisions for the redemption thereof at the option of the issuer, any such redemption to be made at a redemption price or prices not less than the principal amount thereof and (z) shall be held by the Trustee for the benefit of the Holders of all Securities of such series from time to time Outstanding subject to such terms and conditions relating to surrender to the Company, transfer restrictions, voting, application of payments of principal and interest and other matters as shall be set forth in an indenture supplemental hereto specifically providing for the delivery to the Trustee of such Secured Obligations. (c) If the Company shall elect either of the alternatives described in subsection (b), the Company shall deliver to the Trustee: (i) an indenture supplemental to this Indenture (i) together with evidence of appropriate inter-creditor arrangements, whereby this Indenture shall be secured by the Lien referred to in subsection (b) equally and ratably with all other indebtedness secured by such Lien or (ii) providing for the delivery to the Trustee of Secured Obligations; (ii) an Officer’s Certificate (i) stating that, to the knowledge of the signer, (x) no Event of Default has occurred and is continuing and (y) no event has occurred and is

50 continuing which entitles the secured party under such Lien to accelerate the maturity of the indebtedness outstanding thereunder and (y) stating the aggregate principal amount of indebtedness issuable, and then proposed to be issued, under and secured by such Lien; (iii) an Opinion of Counsel (i) if the Outstanding Securities under this Indenture are to be secured by such Lien, to the effect that all Securities then Outstanding are entitled to the benefit of such Lien equally and ratably with all other indebtedness outstanding secured by such Lien or (ii) if Secured Obligations are to be delivered to the Trustee, to the effect that such Secured Obligations have been duly issued under such Lien and constitute valid obligations, entitled to the benefit of such Lien equally and ratably with all other indebtedness then outstanding secured by such Lien. (d) For purposes of this Section, except as otherwise expressly provided or unless the context otherwise requires: (i) “Debt”, with respect to any Person, means (A) indebtedness of such Person for borrowed money evidenced by a bond, debenture, note or other written instrument or agreement by which such Person is obligated to repay such borrowed money and (B) any guaranty by such Person of any such indebtedness of another Person. “Debt” does not include, among other things, (w) indebtedness of such person under any installment sale or conditional sale agreement or any other agreement relating to indebtedness for the deferred purchase price of property or services, (x) any trade obligation (including obligations under power or other commodity purchase agreements and any hedges or derivatives associated therewith), or other obligations of such Person in the ordinary course of business, (y) obligations of such Person under any lease agreement (including any lease intended as security), whether or not such obligations are required to be capitalized on the balance sheet of such Person under generally accepted accounting principles, or (z) liabilities secured by any Lien on any property owned by such Person if and to the extent that such Person has not assumed the obligation to pay such liabilities. (ii) “Permitted Secured Debt” means, as of any particular time, any of the following: (A) Secured Debt which matures less than one year from the date of the issuance or incurrence thereof and is not extendible at the option of the issuer; and any refundings, refinancings and/or replacements of any such Secured Debt by or with similar Secured Debt; (B) Secured Debt secured by Purchase Money Liens or any other Liens existing or placed upon property at the time of, or within one hundred eighty (180) days after, the acquisition thereof by the Company, and any refundings, refinancings and/or replacements of any such Secured Debt; provided, however, that no such Purchase Money Lien or other Lien shall extend to or cover any property of the Company other than (i) the property so acquired and improvements, extensions and additions to such property and renewals, replacements and substitutions of or for such property or any part or parts thereof and (ii) with respect to Purchase Money Liens, other property subsequently acquired by the Company;

51 (C) Secured Debt relating to governmental obligations the interest on which is not included in gross income for purpose of federal income taxation pursuant to Section 103 of the Internal Revenue Code of 1986, as amended (or any successor provision of law), for the purpose of financing or refinancing, in whole or in part, costs of acquisition or construction of property to be used by the Company, to the extent that the Lien which secures such Secured Debt is required either by applicable law or by the issuer of such governmental obligations or is otherwise necessary in order to establish or maintain such exclusion from gross income; and any refundings, refinancings and/or replacements of any such Secured Debt by or with similar Secured Debt; (D) Secured Debt (i) which is related to the construction or acquisition of property not previously owned by the Company or (ii) which is related to the financing of a project involving the development or expansion of property of the Company and (iii) in either case, the obligee in respect of which has no recourse to the Company or any property of the Company other than the property constructed or acquired with the proceeds of such transaction or the project financed with the proceeds of such transaction (or the proceeds of such property or such project); and any refundings, refinancings and/or replacements of any Secured Debt by or with Secured Debt described in clause (iii) above; (E) Secured Debt permitted under clause (b) of this Section 707; and (F) in addition to the Permitted Secured Debt described in clauses (A) through (E) above, Secured Debt not otherwise permitted in this Section 707 in an aggregate principal amount not exceeding 10% of the total assets of the Company and its consolidated subsidiaries, as shown on the latest balance sheet of the Company and its consolidated subsidiaries, audited by independent certified public accountants, dated prior to the date of the creation, issuance, incurrence or assumption of such Secured Debt. (iii) “Secured Debt” means Debt created, issued, incurred or assumed by the Company which is secured by a Lien upon any property (other than Excepted Property) of the Company, real, personal or mixed, of whatever kind or nature and wherever located. ARTICLE EIGHT Satisfaction and Discharge SECTION 801. Satisfaction and Discharge of Securities. Any Security or Securities, or any portion of the principal amount thereof, shall be deemed to have been paid and no longer Outstanding for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust: (a) money in an amount which shall be sufficient, or

52 (b) in the case of a deposit made prior to the Maturity of such Securities or portions thereof, Eligible Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient, or (c) a combination of (a) or (b) which shall be sufficient, to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof; provided, however, that in the case of the provision for payment or redemption of less than all the Securities of any series or Tranche, such Securities or portions thereof shall have been selected by the Trustee as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying Agent: (x) if such deposit shall have been made prior to the Maturity of such Securities, a Company Order stating that the money and Eligible Obligations deposited in accordance with this Section shall be held in trust, as provided in Section 703; (y) if Eligible Obligations shall have been deposited, an Opinion of Counsel to the effect that such obligations constitute Eligible Obligations and do not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, and a report of an independent public accountant of nationally recognized standing, selected by the Company, to the effect that the other requirements set forth in clause (b) and (c) above have been satisfied; and (z) if such deposit shall have been made prior to the Maturity of such Securities, an Officer’s Certificate stating the Company’s intention that, upon delivery of such Officer’s Certificate, its indebtedness in respect of such Securities or portions thereof will have been satisfied and discharged as contemplated in this Section. Upon the deposit of money or Eligible Obligations, or both, in accordance with this Section, together with the documents required by clauses (x), (y) and (z) above, the Trustee shall, upon Company Request, acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof has been satisfied and discharged as contemplated in this Section. In the event that all of the conditions set forth in the preceding paragraph shall have been satisfied in respect of any Securities or portions thereof except that, for any reason, the Officer’s Certificate specified in clause (z) (if otherwise required) shall not have been delivered, such Securities or portions thereof shall nevertheless be deemed to have been paid for all purposes of this Indenture, and the Holders of such Securities or portions thereof shall nevertheless be no longer entitled to the benefits provided by this Indenture or of any of the covenants of the Company under Article Seven (except the covenants contained in Sections 702 and 703) or any other covenants made in respect of such Securities or portions thereof as contemplated by Section 301 or Section 1301(b), but the indebtedness of the Company in respect of such Securities or portions thereof shall not be deemed to have been satisfied and discharged prior to Maturity for any other purpose; and, upon Company Request, the

53 Trustee shall acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture. If payment at Stated Maturity of less than all of the Securities of any series, or any Tranche thereof, is to be provided for in the manner and with the effect provided in this Section, the Trustee shall select such Securities, or portions of principal amount thereof, in the manner specified by Section 503 for selection for redemption of less than all the Securities of a series or Tranche. In the event that Securities which shall be deemed to have been paid for purposes of this Indenture, and, if such is the case, in respect of which the Company’s indebtedness shall have been satisfied and discharged, all as provided in this Section, do not mature and are not to be redeemed within the sixty (60) day period commencing with the date of the deposit of moneys or Eligible Obligations, as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such deposit has been made and the effect thereof. Notwithstanding that any Securities shall be deemed to have been paid for purposes of this Indenture, as aforesaid, the obligations of the Company and the Trustee in respect of such Securities under Sections 304, 305, 306, 504, 702, 703, 1007 and 1014 and this Article shall survive. The Company shall pay, and shall indemnify the Trustee or any Paying Agent with which Eligible Obligations shall have been deposited as provided in this Section against, any tax, fee or other charge imposed on or assessed against such Eligible Obligations or the principal or interest received in respect of such Eligible Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit. Anything herein to the contrary notwithstanding, (a) if, at any time after a Security would be deemed to have been paid for purposes of this Indenture, and, if such is the case, the Company’s indebtedness in respect thereof would be deemed to have been satisfied and discharged, pursuant to this Section (without regard to the provisions of this paragraph), the Trustee or any Paying Agent, as the case may be, (i) shall be required to return the money or Eligible Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable Federal or State bankruptcy, insolvency or other similar law, or (ii) is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, such Security shall thereupon be deemed retroactively not to have been paid and any satisfaction and discharge of the Company’s indebtedness in respect thereof shall retroactively be deemed not to have been effected, and such Security shall be deemed to remain Outstanding and (b) any satisfaction and discharge of the Company’s indebtedness in respect of any Security shall be subject to the provisions of the last paragraph of Section 703. SECTION 802. Satisfaction and Discharge of Indenture. This Indenture shall upon Company Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute such instruments as the Company shall reasonably request to evidence and acknowledge the satisfaction and discharge of this Indenture, when:

54 (a) no Securities remain Outstanding hereunder; and (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; provided, however, that if, in accordance with the last paragraph of Section 801, any Security, previously deemed to have been paid for purposes of this Indenture, shall be deemed retroactively not to have been so paid, this Indenture shall thereupon be deemed retroactively not to have been satisfied and discharged, as aforesaid, and to remain in full force and effect, and the Company shall execute and deliver such instruments as the Trustee shall reasonably request to evidence and acknowledge the same. Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company and the Trustee under Sections 304, 305, 306, 504, 702, 703, 1007 and 1014 and this Article shall survive. Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall turn over to the Company any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Securities (other than money and Eligible Obligations held by the Trustee pursuant to Section 803) and shall execute and deliver to the Company such instruments as, in the judgment of the Company, shall be necessary, desirable or appropriate to effect or evidence the satisfaction and discharge of this Indenture. SECTION 803. Application of Trust Money. Neither the Eligible Obligations nor the money deposited pursuant to Section 801, nor the principal or interest payments on any such Eligible Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest, if any, on the Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 703; provided, however, that any cash received from such principal or interest payments on such Eligible Obligations, if not then needed for such purpose, shall, to the extent practicable and upon Company Request and delivery to the Trustee of the documents referred to in clause (y) in the first paragraph of Section 801, be invested in Eligible Obligations of the type described in clause (b) in the first paragraph of Section 801 maturing at such times and in such amounts as shall be sufficient, together with any other moneys and the proceeds of any other Eligible Obligations then held by the Trustee, to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on and prior to the Maturity thereof, and interest earned from such reinvestment shall be paid over to the Company as received, free and clear of any trust, lien or pledge under this Indenture (except the lien provided by Section 1007); and provided, further, that any moneys held in accordance with this Section on the Maturity of all such Securities in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Securities shall be paid over to the Company free and clear of any trust, lien or pledge under this Indenture (except the lien provided by Section 1007); and provided, further, that if an Event of Default shall have occurred and be continuing, moneys to be paid over to the Company pursuant to this Section shall be held until such Event of Default shall have been waived or cured.

55 ARTICLE NINE Events of Default; Remedies SECTION 901. Events of Default. “Event of Default”, wherever used herein with respect to Securities, means any one of the following events: (a) default in the payment of any interest on any Security when it becomes due and payable and continuance of such default for a period of 30 days; provided, however, that no such default shall constitute an “Event of Default” if the Company has made a valid extension of the interest payment period with respect to the Securities of such series, of which such Security is a part, if so provided as contemplated by Section 301; or (b) default in the payment of the principal of or premium, if any, on any Security when it becomes due and payable; provided, however, that no such default shall constitute an “Event of Default” if the Company has made a valid extension of the Maturity of the Securities of the series, of which such Security is a part, if so provided as contemplated by Section 301; or (c) default in the performance of, or breach of, any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance of which or breach of which is elsewhere in this Section specifically addressed) and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Securities not less than the principal amount of Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Securities, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Company within such period and is being diligently pursued; or (d) the entry by a court having jurisdiction in the premises of (1) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency or other similar law or (2) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State bankruptcy, insolvency or similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of 90 consecutive days; or

56 (e) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in a case or proceeding under any applicable Federal or State bankruptcy, insolvency or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency or similar law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors of the Company. (f) So long as the Trustee shall hold any Outstanding Class A Bonds which were delivered to the Trustee as the basis for the authentication and delivery of Securities which remain Outstanding hereunder, the occurrence of a matured event of default under the Class A Mortgage under which such Class A Bonds were authenticated and delivered (other than any such matured event of default which (i) is not a failure to make payments on Class A Bonds and is not of similar kind or character to the Event of Default described in clause (d) or (e) above and (ii) has not resulted in the acceleration of the Class A Bonds Outstanding under such Class A Mortgage); provided, however, that, anything in this Indenture to the contrary notwithstanding, the waiver or cure of such event of default under Class A Mortgage shall constitute a waiver and cure of the corresponding Event of Default hereunder and the rescission and annulment of the consequences of any such event under such Class A Mortgage shall constitute a rescission and annulment of the consequences thereof. SECTION 902. Acceleration of Maturity; Rescission and Annulment. If an Event of Default shall have occurred and be continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal amount (or, if any of the Securities of such series are Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof as contemplated by Section 301) of all of the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon receipt by the Company of notice of such declaration such principal amount (or specified amount) together with premium, if any, and accrued and unpaid interest shall become immediately due and payable. At any time after such a declaration of acceleration of the maturity of the Securities then Outstanding shall have been made, but before any sale of any of the Mortgaged Property has been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as provided in this Article, the Event or Events of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been cured, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

57 (a) the Company shall have paid or deposited with the Trustee a sum sufficient to pay (i) all overdue interest, if any, on all Securities then Outstanding; (ii) the principal of and premium, if any, on any Securities then Outstanding which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities; (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities; (iv) all amounts due to the Trustee under Section 1007; and (b) all Events of Default, other than the non-payment of the principal of Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 913. No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon. SECTION 903. Collection of Indebtedness and Suits for Enforcement by Trustee. If an Event of Default described in clause (a) or (b) of Section 901 shall have occurred, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, if any, and, to the extent permitted by law, interest on premium, if any, and on any overdue principal and interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 1007. If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated. If an Event of Default shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

58 SECTION 904. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 1007 and any claims of the Trustee as holder of Class A Bonds) and of the Holders allowed in such judicial proceeding, and (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 1007. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, be a member of a creditors’ or similar other committee. SECTION 905. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee, without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered. SECTION 906. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, to the extent permitted by law, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

59 First: To the payment of all amounts due the Trustee under Section 1007; Second: To the payment of the amounts then due and unpaid upon the Securities for principal of and premium, if any, and interest, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, if any, respectively; and Third: To the payment of the remainder, if any, to the Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct. SECTION 907. Limitation on Suits. No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless: (a) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default; (b) the Holders of 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder; (c) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request; (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and (e) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities; it being understood and intended that no one or more of the Holders of any Securities shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders. SECTION 908. Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to Section 307) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for

60 the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder. SECTION 909. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted. SECTION 910. Rights and Remedies Cumulative. Except as otherwise provided in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. SECTION 911. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be. SECTION 912. Control by Holders of Securities. If an Event of Default shall have occurred and be continuing, the Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that (a) such direction shall not be in conflict with any rule of law or with this Indenture, and could not involve the Trustee in personal liability in circumstances where indemnity would not, in the Trustee’s sole discretion, be adequate, and (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

61 SECTION 913. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default (a) in the payment of the principal of or premium, if any, or interest, if any, on any Outstanding Security, or (b) in respect of a covenant or provision hereof which under Section 1302 cannot be modified or amended without the consent of the Holder of each Outstanding Security of any series or tranche affected. Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. SECTION 914. Undertaking for Costs. The Company and the Trustee agree, and each Holder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, in each case in the manner, to the extent, and subject to the exceptions provided in the Trust Indenture Act; provided, that the provisions of this Section shall not be deemed to authorize any court to require such an undertaking and shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Bonds then Outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest, if any, on any Bond on or after the Stated Maturity or Maturities expressed in such Bond (or in the case of redemption, on or after the Redemption Date). SECTION 915. Waiver of Usury, Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

62 SECTION 916. Defaults under Class A Mortgages. In addition to every other right and remedy provided herein, the Trustee may (but shall not be obligated to) exercise any right or remedy available to the Trustee in its capacity as owner and holder of Class A Bonds which arises as a result of a default or matured event of default under any Class A Mortgage, whether or not an Event of Default shall then have occurred and be continuing. SECTION 917. Receiver and Other Remedies. If an Event of Default shall have occurred and, during the continuance thereof, the Trustee shall have commenced judicial proceedings to enforce any right under this Indenture, the Trustee shall, to the extent permitted by law, be entitled, prior to the Release Date, as against the Company, to the appointment of a receiver of the Mortgaged Property and subject to the rights, if any, of others to receive collections from former, present or future customers of the rents, issues, profits, revenues and other income thereof, and whether or not any receiver is appointed, the Trustee shall be entitled to retain possession and control of, and to collect and receive the income from cash, securities and other personal property held by the Trustee hereunder and to all other remedies available to mortgagees and secured parties under the Uniform Commercial Code or any other applicable law. ARTICLE TEN The Trustee SECTION 1001. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default, (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture. (b) In case an Event of Default shall have occurred and be continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

63 (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section; (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities, as provided herein, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to such Securities; and (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section. SECTION 1002. Notice of Defaults. The Trustee shall give notice of any default hereunder in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in Section 901(c), no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time, or both, would become, an Event of Default. The Trustee shall give to the trustee under each Class A Mortgage a copy of each notice of default given to the Holders pursuant to this Section. In addition, the Trustee shall give to the Holders copies of each notice of default under any Class A Mortgage given to the Trustee in its capacity as owner and holder of Class A Bonds delivered thereunder. SECTION 1003. Certain Rights of Trustee. Subject to the provisions of Section 1001 and to the applicable provisions of the Trust Indenture Act: (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

64 (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution; (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate; (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon; (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such Holder shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney; (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; (h) the Trustee shall not be charged with knowledge of any default (as defined in Section 1002) or Event of Default unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of such default or Event of Default or (2) written notice of such default or Event of Default shall have been given to the Trustee by the Company or any other obligor on such Securities, or by any Holder of such Securities, or, in the case of an Event of Default described in Section 901(f), by the trustee under the applicable Class A Mortgage; (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder; and (j) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

65 SECTION 1004. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities (except the Trustee’s certificates of authentication) shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the value or condition of the Mortgaged Property, the title of the Company to the Mortgaged Property, the security afforded by the Lien of this Indenture, the validity or genuineness of any securities deposited with the Trustee hereunder, or the validity or sufficiency of this Indenture or of the Securities. Neither Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof. SECTION 1005. May Hold Securities. Each of the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 1008 and 1013, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent. SECTION 1006. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on or investment of any money received by it hereunder except as expressly provided herein or otherwise agreed with, and for the sole benefit of, the Company. SECTION 1007. Compensation and Reimbursement. The Company agrees (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and (c) to indemnify the Trustee and hold it harmless from and against, any loss, liability or expense reasonably incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

66 As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon the Mortgaged Property and all property and funds held or collected by the Trustee as such, other than property and funds held in trust under Section 803 (except moneys payable to the Company as provided in Section 803). In addition and without prejudice to the rights provided to the Trustee under any of the provisions of this Indenture, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 901(d) or Section 901(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal and State bankruptcy, insolvency or other similar law. The Company’s obligations under this Section 1007 and the Lien referred to in this Section 1007 shall survive the resignation or removal of the Trustee, the discharge of the Company’s obligations under Article Eight of this Indenture and/or the termination of this Indenture. “Trustee” for purposes of this Section 1007 shall include any predecessor Trustee; provided, however, that the negligence, willful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder. SECTION 1008. Disqualification; Conflicting Interests. If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Indenture. For purposes of Section 310(b)(1) of the Trust Indenture Act and to the extent permitted thereby, the Trustee, in its capacity as trustee in respect of the Securities of any series, shall not be deemed to have a conflicting interest arising from its capacity as trustee in respect of the Securities of any other series. SECTION 1009. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be (a) a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority, or (b) if and to the extent permitted by the Commission by rule, regulation or order upon application, a corporation or other Person organized and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 or the Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article and the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising

67 or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section and the Trust Indenture Act, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. SECTION 1010. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 1011. (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 1011 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee. (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Trustee and the Company. (d) If at any time: (i) the Trustee shall fail to comply with Section 1008 after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, or (ii) the Trustee shall cease to be eligible under Section 1009 or Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any such Holder, or (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by Board Resolutions may remove the Trustee with respect to all Securities or (y) subject to Section 914, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees. (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause (other than as contemplated by clause (y) in subsection (d) or this Section), the Company, by Board Resolutions, shall promptly appoint a successor Trustee or Trustees and shall comply with the applicable requirements of Section 1011. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered

68 to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 1011, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 1011, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. (f) So long as no event which is, or after notice or lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, and except with respect to a Trustee appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities pursuant to subsection (e) of this Section, if the Company shall have delivered to the Trustee (i) Board Resolutions of the Company appointing a successor Trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor Trustee in accordance with Section 1011, the Trustee shall be deemed to have resigned as contemplated in subsection (b) of this Section, the successor Trustee shall be deemed to have been appointed by the Company pursuant to subsection (e) of this Section and such appointment shall be deemed to have been accepted as contemplated in Section 1011, all as of such date, and all other provisions of this Section and Section 1011 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection (f). (g) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office. SECTION 1011. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Trustee, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder (including all interest in the Class A Bonds), subject nevertheless to its Lien provided for in Section 1007. (b) Upon request of any such successor Trustee, the Company shall execute any instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in subsection (a) of this Section. (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

69 SECTION 1012. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. SECTION 1013. Preferential Collection of Claims Against Company. If the Trustee shall be or become a creditor of the Company or any other obligor upon the Securities (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company or such other obligor. For purposes of Section 311(b) of the Trust Indenture Act (a) the term “cash transaction” shall have the meaning provided in Rule 11b-4 under the Trust Indenture Act, and (b) the term “self-liquidating paper” shall have the meaning provided in Rule 11b-6 under the Trust Indenture Act. SECTION 1014. Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities of one or more series, or any Tranche thereof, which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series or Tranche issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State or territory thereof or the District of Columbia or the Commonwealth of Puerto Rico, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section. Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency

70 or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent. An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section. The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section. The provisions of Sections 308, 1004 and 1005 shall be applicable to each Authenticating Agent. If an appointment with respect to the Securities of one or more series, or any Tranche thereof, shall be made pursuant to this Section, the Securities of such series or Tranche may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternate certificate of authentication substantially in the following form: This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture. THE BANK OF NEW YORK MELLON, As Trustee By As Authenticating Agent By Authorized Officer If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

71 SECTION 1015. Co-trustee and Separate Trustees. At any time or times, for the purpose of meeting the legal requirements of any applicable jurisdiction, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least 33% in principal amount of the Securities then Outstanding, the Company shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, or to act as separate trustee, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment. Should any written instrument or instruments from the Company be required by any co- trustee or separate trustee to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company. Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions: (a) the Securities shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee; (b) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee. (c) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, if an Event of Default shall have occurred and be continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company. Upon the written request of the Trustee, the Company shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

72 (d) no co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder, and the Trustee shall not be personally liable by reason of any act or omission of any such co-trustee or separate trustee; and (e) any Act of Holders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee. ARTICLE ELEVEN Holders’ Lists and Reports by Trustee and Company SECTION 1101. Lists of Holders. Semiannually, not later than June 30 and December 31 in each year, and at such other times as the Trustee may request in writing, the Company shall furnish or cause to be furnished to the Trustee information as to the names and addresses of the Holders, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act; provided, however, that no such list need be furnished so long as the Trustee shall be the Security Registrar. SECTION 1102. Reports by Trustee and Company. The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the time and in the manner provided pursuant thereto. Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than November 15 in each calendar year with respect to the 12-month period ending on the preceding September 15, commencing September 15, 2001. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange. The Company shall file with the Trustee (within thirty (30) days after filing with the Commission in the case of reports that pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act. ARTICLE TWELVE Consolidation, Merger, Conveyance, or Other Transfer SECTION 1201. Company may Consolidate, etc., Only on Certain Terms. The Company shall not consolidate with or merge into any other corporation, or convey or otherwise transfer, or lease, as or substantially as an entirety the Company’s Electric Utility Property to any Person, unless:

73 (a) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or other transfer, or which leases, as or substantially as an entirety such Electric Utility Property shall be a corporation organized and existing under the laws of the United States, any State or Territory thereof or the District of Columbia (such corporation being hereinafter sometimes called the “Successor Company”) and shall execute and deliver to the Trustee an indenture supplemental hereto, in form recordable and reasonably satisfactory to the Trustee, which: (i) in the case of a consolidation, merger, conveyance or other transfer, or in the case of a lease if the term thereof extends beyond the last Stated Maturity of the Securities then Outstanding, contains an express assumption by the Successor Company of the due and punctual payment of the principal of and premium, if any, and interest, if any, on all the Securities then Outstanding and the performance and observance of every covenant and condition of this Indenture to be performed or observed by the Company, and (ii) in the case of a consolidation, merger, conveyance or other transfer prior to the Release Date, contains a grant, conveyance, transfer and mortgage by the Successor Company, of the same tenor of the Granting Clauses herein, (A) confirming the Lien of this Indenture on the Mortgaged Property (as constituted immediately prior to the time such transaction became effective) and subjecting to the Lien of this Indenture all property, real, personal and mixed, thereafter acquired by the Successor Company which shall constitute an improvement, extension or addition to the Mortgaged Property (as so constituted) or a renewal, replacement or substitution of or for any part thereof, and, (B) at the election of the Successor Company, subjecting to the Lien of this Indenture such property, real, personal or mixed, in addition to the property described in subclause (A) above, then owned or thereafter acquired by the Successor Company as the Successor Company shall, in its sole discretion, specify or describe therein, and the Lien confirmed or created by such grant, conveyance, transfer and mortgage shall have force, effect and standing similar to those which the Lien of this Indenture would have had if the Company had not been a party to such consolidation, merger, conveyance or other transfer and had itself, after the time such transaction became effective, purchased, constructed or otherwise acquired the property subject to such grant, conveyance, transfer and mortgage; (b) in the case of a lease, such lease shall be made expressly subject to termination at any time during the continuance of an Event of Default, by (i) the Company or the Trustee and (ii) the purchaser of the property so leased at any sale thereof hereunder, whether such sale be made under the power of sale hereby conferred or pursuant to judicial proceedings; (c) the Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel each of which shall state that such consolidation, merger, conveyance or other transfer or lease, and such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and

74 (d) immediately after giving effect to such transaction (and treating any Debt that becomes an obligation of the Successor Company as a result of such transaction as having been incurred by the Successor Company at the time of such transaction), no Default or Event of Default shall have occurred and be continuing. As used in this Article and in Section 1810(d), the terms “improvement”, “extension” and “addition” shall be limited to (a) with respect to real property subject to the Lien of this Indenture, any item of personal property which has been so affixed or attached to such real property as to be regarded a part of such real property under applicable law and (b) with respect to personal property subject to the Lien of this Indenture, any improvement, extension or addition to such personal property which (i) is made to maintain, renew, repair or improve the function of such personal property and (ii) is physically installed in or affixed to such personal property. SECTION 1202. Successor Company Substituted. Upon any consolidation or merger or any conveyance or other transfer of, as or substantially as an entirety the Company’s Electric Utility Property in accordance with Section 1201, the Successor Company shall succeed to, and be substituted for, and may exercise every power and right of, the Company under this Indenture with the same effect as if such Successor Company had been named as the “Company” herein. Without limiting the generality of the foregoing: (a) all property of the Successor Company then subject to the Lien of this Indenture, of the character described in Section 104, shall constitute Property Additions; (b) the Successor Company may execute and deliver to the Trustee, and thereupon the Trustee shall, subject to the provisions of Article Sixteen, authenticate and deliver, Securities upon any basis provided in Article Sixteen; and (c) the Successor Company may, subject to the applicable provisions of this Indenture, cause Property Additions to be applied to any other Authorized Purpose. All Securities so executed by the Successor Company, and authenticated and delivered by the Trustee, shall in all respects be entitled to the benefit of the Lien of this Indenture equally and ratably with all Securities executed, authenticated and delivered prior to the time such consolidation, merger, conveyance or other transfer became effective. SECTION 1203. Extent of Lien Hereof on Property of Successor Company. Unless, in the case of a consolidation, merger, conveyance or other transfer contemplated by Section 1201, the indenture supplemental hereto contemplated in Section 1201 or in Article Thirteen expressly provides otherwise, neither this Indenture nor such supplemental indenture shall become or be, or be required to become or be, a Lien upon any of the properties: (a) owned by the Successor Company or any other party to such transaction (other than the Company) immediately prior to the time of effectiveness of such transaction or

75 (b) acquired by the Successor Company at or after the time of effectiveness of such transaction, except, in either case, properties acquired from the Company in or as a result of such transaction and improvements, extensions and additions to such properties and renewals, replacements and substitutions of or for any part or parts thereof. SECTION 1204. Release of Company upon Conveyance or Other Transfer. In the case of a conveyance or other transfer to any Person or Persons as contemplated in Section 1201, upon the satisfaction of all the conditions specified in Section 1201 the Company (such term being used in this Section without giving effect to such transaction) shall be released and discharged from all obligations and covenants under this Indenture and on and under all Securities then Outstanding (unless the Company shall have delivered to the Trustee an instrument in which it shall waive such release and discharge) and, upon request by the Company, the Trustee shall acknowledge in writing that the Company has been so released and discharged. SECTION 1205. Merger into Company; Extent of Lien Hereof. (a) Nothing in this Indenture shall be deemed to prevent or restrict any consolidation or merger after the consummation of which the Company would be the surviving or resulting corporation or any conveyance or other transfer, or lease, of any part of the Company’s Electric Utility Property which does not constitute the entirety or substantially the entirety of its Electric Utility Property. (b) Unless, in the case of a consolidation or merger described in subsection (a) of this Section, an indenture supplemental hereto shall otherwise provide, this Indenture shall not become or be, or be required to become or be, a Lien upon any of the properties acquired by the Company in or as a result of such transaction or any improvements, extensions or additions to such properties or any renewals, replacements or substitutions of or for any part or parts thereof. SECTION 1206. Transfer of Less than Substantially All. A conveyance, transfer or lease by the Company of Electric Utility Property shall not be deemed to constitute the conveyance, transfer or lease as or substantially as an entirety of its Electric Utility Property for purposes of this Indenture if the Fair Value of the Electric Utility Property retained by the Company exceeds an amount equal to one hundred and fifty percentum (150%) of the aggregate principal amount of all Outstanding Securities. Such Fair Value shall be established by the delivery to the Trustee of an Independent Expert’s Certificate stating the Independent Expert’s opinion of such Fair Value as of a date not more than 90 days before or after such conveyance, transfer or lease. This Article is not intended to limit the Company’s conveyances, transfers or leases of less than the entirety or substantially the entirety of its Electric Utility Property.

76 ARTICLE THIRTEEN Supplemental Indentures SECTION 1301. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes: (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities all as provided in Article Twelve; or (b) to add one or more covenants of the Company or other provisions for the benefit of the Holders of all or any series of Securities, or any Tranche, thereof or to surrender any right or power herein conferred upon the Company (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series); or (c) to add any additional Events of Default with respect to all or any series of Securities Outstanding hereunder (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or (d) to change or eliminate any provision of this Indenture or to add any new provision to this Indenture; provided, however, that if such change, elimination or addition shall adversely affect the interests of the Holders of Securities of any series or Tranche Outstanding on the date of such supplemental indenture in any material respect, such change, elimination or addition shall become effective with respect to such series or Tranche only pursuant to the provisions of Section 1302 hereof or when no Security of such series or Tranche remains Outstanding; or (e) to provide additional collateral security for the Securities of any series; or (f) to establish the form or terms of Securities of any series or Tranche as contemplated by Sections 201 and 301; or (g) to provide for the authentication and delivery of bearer securities and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or (h) to evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for

77 or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 1011(b); or (i) to provide for the procedures required to permit the Company to utilize, at its option, a non-certificated system of registration for all, or any series or Tranche of, the Securities; or (j) to change any place or places where (1) the principal of and premium, if any, and interest, if any, on all or any series of Securities, or any Tranche thereof, shall be payable, (2) all or any series of Securities, or any Tranche thereof, may be surrendered for registration of transfer, (3) all or any series of Securities, or any Tranche thereof, may be surrendered for exchange and (4) notices and demands to or upon the Company in respect of all or any series of Securities, or any Tranche thereof, and this Indenture may be served; (k) to amend and restate this Indenture, as originally executed and delivered and as it may have been subsequently amended, in its entirety, but with such additions, deletions and other changes as shall not adversely affect the interests of the Holders of the Securities in any material respect; or (l) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other changes to the provisions hereof or to add other provisions with respect to matters or questions arising under this Indenture, provided that such other changes or additions shall not materially adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect; or (m) in connection with the establishment of the Release Date under Section 1811, to amend this Indenture to eliminate any provisions related to the Lien of this Indenture, the Mortgaged Property, and Class A Bonds which are no longer applicable, including Articles Sixteen, Seventeen and Eighteen. Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the Execution Date or at any time thereafter shall be amended and (x) if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof; or (y) if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof which, at the Execution Date or at any time thereafter, are required by the Trust Indenture Act to be contained herein or are contained herein to reflect any provision of the Trust Indenture Act as in effect at such date, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and

78 the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to this Indenture to effect such changes or elimination or evidence such amendment. SECTION 1302. Supplemental Indentures With Consent of Holders. Subject to the provisions of Section 1301, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under this Indenture, considered as one class, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture; provided, however, that if there shall be Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of each series or Tranche so directly affected, (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security (other than pursuant to the terms thereof), or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or change the method of calculating such rate or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 902, or change the coin or currency (or other property), in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or (b) permit the creation of any Lien ranking prior to the Lien of this Indenture with respect to all or substantially all of the Mortgaged Property or, other than pursuant to Section 1811, terminate the Lien of this Indenture on all or substantially all of the Mortgaged Property or deprive such Holder of the benefit of the security of the Lien of this Indenture, or (c) reduce the percentage in principal amount of the Outstanding Securities of any series or any Tranche thereof, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with any provision of this Indenture or of any default hereunder and its consequences, or reduce the requirements of Section 1404 for quorum or voting. A supplemental indenture which (x) changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of the Holders of, or which is to remain in effect

79 only so long as there shall be Outstanding, Securities of one or more particular series, or one or more Tranches thereof, or (y) modifies the rights of the Holders of Securities of such series or Tranches with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or Tranche. It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. Anything in this Indenture to the contrary notwithstanding, if the Officer’s Certificate, supplemental indenture or Board Resolution, as the case may be, establishing the Securities of any series or Tranche shall provide that the Company may make certain specified additions, changes or eliminations to or from the Indenture which shall be specified in such Officer’s Certificate, supplemental indenture or Board Resolution establishing such series or Tranche, (a) the Holders of Securities of such series or Tranche shall be deemed to have consented to a supplemental indenture containing such additions, changes or eliminations to or from the Indenture which shall be specified in such Officer’s Certificate, supplemental indenture or Board Resolution establishing such series or Tranche, (b) no Act of such Holders shall be required to evidence such consent and (c) such consent may be counted in the determination of whether or not the Holders of the requisite principal amount of Securities shall have consented to such supplemental indenture. SECTION 1303. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 1001) shall be fully protected in relying upon, an Opinion of Counsel and an Officer’s Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and containing the statements required by Section 105. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee’s own rights, duties, immunities or liabilities under this Indenture or otherwise. SECTION 1304. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental indenture permitted by this Article may restate this Indenture in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Indenture as theretofore in effect for all purposes. Upon the execution and delivery of the supplemental indenture described in Section 1811, (a) the Lien of this Indenture shall be deemed to have been satisfied and discharged, (b) upon request by the Company, the Trustee shall release, quitclaim and otherwise turn over to the Company the Mortgaged Property (other than money and Eligible Obligations held by the Trustee pursuant to Section 803), (c) upon request by the Company, the Trustee shall execute and deliver to the Company such deeds and other instruments as, in the judgment of the Company, shall be necessary, desirable or appropriate to effect or evidence such satisfaction, discharge, release and quitclaim and (d) the Company shall, as promptly as

80 practicable, give notice to all Holders of such satisfaction and discharge in the same manner as a notice of redemption. SECTION 1305. Conformity With Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect. SECTION 1306. Reference in Securities to Supplemental Indentures. Securities of any series, or any Tranche thereof, authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company, and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche. SECTION 1307. Modification Without Supplemental Indenture. To the extent, if any, that the terms of any particular series of Securities shall have been established in or pursuant to a Board Resolution or an Officer’s Certificate pursuant to a supplemental indenture or Board Resolution as contemplated by Section 301, and not in an indenture supplemental hereto, additions to, changes in or the elimination of any of such terms may be effected by means of a supplemental Board Resolution or Officer’s Certificate pursuant to a Board Resolution or a supplemental indenture and complying with the requirements of Section 105, as the case may be, delivered to, and accepted by, the Trustee in writing; provided, however, that such supplemental Board Resolution or Officer’s Certificate shall not be accepted by the Trustee or otherwise be effective unless all conditions set forth in this Indenture which would be required to be satisfied if such additions, changes or elimination were contained in a supplemental indenture shall have been appropriately satisfied. Upon the written acceptance thereof by the Trustee, any such supplemental Board Resolution or Officer’s Certificate shall be deemed to be effective and constitute part of the Indenture and a supplemental indenture hereunder, including for purposes of Section 1816. Such acceptance shall be conveyed by a written instrument signed by a Responsible Officer of the Trustee. ARTICLE FOURTEEN Meetings of Holders; Action Without Meeting SECTION 1401. Purposes for Which Meetings May Be Called. A meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series or Tranches.

81 SECTION 1402. Call, Notice and Place of Meetings. (a) The Trustee may at any time call a meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, for any purpose specified in Section 1401, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine, or, with the approval of the Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting. (b) If the Trustee shall have been requested to call a meeting of the Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, by the Company or by the Holders of 33% in aggregate principal amount of all of such series and Tranches, considered as one class, for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series and Tranches in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section. (c) Any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, shall be valid without notice if the Holders of all Outstanding Securities of such series or Tranches are present in person or by proxy and if representatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Securities of such series, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee. SECTION 1403. Persons Entitled to Vote at Meetings. To be entitled to vote at any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, a Person shall be (a) a Holder of one or more Outstanding Securities of such series or Tranches, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series or Tranches by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series or Tranche shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel. SECTION 1404. Quorum; Action. The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Securities of such series and Tranches; provided, however, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one

82 class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series and Tranches, be dissolved. In any other case the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 1405(e), notice of the reconvening of any meeting adjourned for more than 30 days shall be given as provided in Section 1402(a) not less than ten days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series and Tranches which shall constitute a quorum. Except as limited by Section 1302, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class. Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series and Tranches with respect to which such meeting shall have been held, whether or not present or represented at the meeting. SECTION 1405. Attendance at Meetings; Determination of Voting Rights; Conduct and Adjournment of Meetings. (a) Attendance at meetings of Holders of Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Securities before being voted. (b) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 107 and the appointment of any proxy shall be proved in the manner specified in Section 107. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 107 or other proof.

83 (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 1402(b), in which case the Company or the Holders of Securities of the series and Tranches calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class. (d) At any meeting each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy. (e) Any meeting duly called pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice. SECTION 1406. Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities, of the series and Tranches with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record, in duplicate, of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1402 and, if applicable, Section 1404. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated. SECTION 1407. Action Without Meeting. In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by one or more written instruments as provided in Section 107.

84 ARTICLE FIFTEEN Immunity of Incorporators, Stockholders, Officers and Directors SECTION 1501. Liability Solely Corporate. No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Securities or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, stockholder, member, officer or director, as such, past, present or future of the Company or of any predecessor or successor of the Company (either directly or through the Company or a predecessor or successor of the Company), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, member, officer or director, past, present or future, of the Company or of any predecessor or successor of the Company, either directly or indirectly through the Company or any predecessor or successor of the Company, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities. ARTICLE SIXTEEN Issuance of Securities Prior to the Release Date SECTION 1601. General. Prior to the Release Date, the Trustee shall authenticate and deliver Securities, for original issue, at one time or from time to time in accordance with the Company Order referred to below, only pursuant to Section 1602, 1603, 1604 or 1605. SECTION 1602. Issuance of Securities on the Basis of Class A Bonds. (a) Securities of any one or more series may be authenticated and delivered on the basis of, and in an aggregate principal amount not exceeding, the aggregate principal amount of Class A Bonds delivered to the Trustee for such purpose. (b) Securities of any series shall be authenticated and delivered by the Trustee on the basis of the delivery to the Trustee of Class A Bonds which have not theretofore been made the basis under any provisions of this Indenture of one or more Authorized Purposes upon receipt by the Trustee of: (i) The documents with respect to the Securities of such series specified in Section 303; (ii) Class A Bonds (A) maturing (or being subject to mandatory redemption) on such dates and in such principal amounts that, at each Stated Maturity of the Securities

85 of such series (or the Tranche thereof then to be authenticated and delivered), there shall mature (or be redeemed) Class A Bonds equal in principal amount to the Securities of such series or Tranche then to mature and (B) containing, in addition to any mandatory redemption provisions applicable to all Class A Bonds Outstanding under the related Class A Mortgage and any mandatory redemption provisions contained therein pursuant to clause (A) above, mandatory redemption provisions correlative to the provisions, if any, for the mandatory redemption (pursuant to a sinking fund or otherwise) of the Securities of such series or Tranche or for the redemption thereof at the option of the Holder; it being expressly understood that such Class A Bonds (X) may, but need not, bear interest, (Y) may, but need not, contain provisions for the redemption thereof at the option of the Company, any such redemption to be made at a redemption price or prices not less than the principal amount thereof and (Z) shall be held by the Trustee in accordance with Article Seventeen; and (iii) an Opinion of Counsel to the effect that: (1) the form or forms of such Class A Bonds have been duly authorized by the Company and have been established in conformity with the provisions of the related Class A Mortgage; (2) the terms of such Class A Bonds have been duly authorized by the Company and have been established in conformity with the provisions of the related Class A Mortgage; and (3) (I) such Class A Bonds have been duly executed by the Company and authenticated by the trustee under the related Class A Mortgage and (II) when the Securities to be authenticated and delivered on the basis of the delivery to the Trustee of such Class A Bonds shall have been authenticated and delivered by the Trustee in accordance with this Indenture and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, such Class A Bonds will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of mortgagee’s creditors’ rights, including, without limitation, bankruptcy and insolvency laws and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity as at law) and except as enforcement of provisions thereof may be limited by state laws affecting the remedies of the enforcement of the security provided for in the Class A Mortgage; and such Class A Bonds will be entitled to the benefit of the Lien of such Class A Mortgage equally and ratably with all other Class A Bonds then Outstanding under such Class A Mortgage, except as to sinking fund or similar provisions. provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication and delivery of such Securities and that, in lieu of the opinions described in clauses (B) and (C) above, counsel may opine that:

86 (X) when the terms of such Class A Bonds shall have been established in accordance with the instrument or instruments creating the series of which such Class A Bonds are a part, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of the related Class A Mortgage; and/or (Y) (I) either (1) such Class A Bonds have been duly issued and delivered by the Company and authenticated and delivered by the trustee under the related Class A Mortgage or (2) when such Class A Bonds shall have been authenticated and delivered by the trustee under the related Class A Mortgage in accordance with the instrument or instruments creating the series of which such Class A Bonds are a part, such Class A Bonds will have been duly authenticated and delivered under such Class A Mortgage and (II) when such Class A Bonds shall have been issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, and when the Securities to be authenticated and delivered on the basis of the delivery to the Trustee of such Class A Bonds shall have been authenticated and delivered by the Trustee in accordance with this Indenture and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, such Class A Bonds will constitute valid obligations of the Company, entitled to the benefit of the Lien of such Class A Mortgage equally and ratably with all other Class A Bonds then Outstanding under such Class A Mortgage. SECTION 1603. Issuance of Securities on the Basis of Property Additions. (a) Securities of any one or more series may be authenticated and delivered on the basis of Property Additions which do not constitute Funded Property in a principal amount not exceeding sixty- six and two-thirds percentum (66 2/3%) of the balance of the Cost or the Fair Value to the Company of such Property Additions (whichever shall be less) after making any deductions and any additions pursuant to Section 104(b). (b) Securities of any series shall be authenticated and delivered by the Trustee on the basis of Property Additions upon receipt by the Trustee of: (i) the documents with respect to the Securities of such series specified in Section 303; (ii) an Expert’s Certificate dated as of a date not more than ninety (90) days prior to the date of the Company Order referring to it, (1) describing the property designated by the Company, in its discretion, to be made the basis of the authentication and delivery of such Securities (such description of property to be made by reference, at the election of the Company, either to specified items, units and/or elements of property or portions thereof, on a percentage or Dollar basis, or to properties reflected in specified accounts or subaccounts in the Company’s books of account or portions thereof, on a Dollar basis), and stating the Cost of such property; (2) stating that all such property constitutes Property Additions;

87 (3) stating that such Property Additions are desirable for use in the conduct of the business, or one of the businesses, of the Company; (4) stating that such Property Additions, to the extent of the Cost or Fair Value to the Company thereof (whichever is less) to be made the basis of the authentication and delivery of such Securities, do not constitute Funded Property; (5) stating, except as to Property Additions acquired, made or constructed wholly through the delivery of securities or other property, that the amount of cash forming all or part of the Cost thereof was equal to or more than an amount to be stated therein; (6) briefly describing, with respect to any Property Additions acquired, made or constructed in whole or in part through the delivery of securities or other property, the securities or other property so delivered and stating the date of such delivery; (7) stating what part, if any, of such Property Additions includes property which within six months prior to the date of acquisition thereof by the Company had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and stating whether or not, in the judgment of the signers, the Fair Value thereof to the Company, as of the date of such certificate, is less than Twenty-five Thousand Dollars ($25,000) and whether or not such Fair Value is less than one percent (1%) of the aggregate principal amount of Securities then Outstanding; (8) stating, in the judgment of the signers, the Fair Value to the Company, as of the date of such certificate, of such Property Additions, except any thereof with respect to the Fair Value to the Company of which a statement is to be made in an Independent Expert’s Certificate pursuant to clause (iii) below; (9) stating the amount required to be deducted under Section 104(b)(i) and the amounts elected to be added under Section 104(b)(ii) in respect of Funded Property retired of the Company; (10) if any property included in such Property Additions is subject to a Lien of the character described (I) in clause (f) of the definition of Permitted Liens, stating that such Lien does not, in the judgment of the signers, materially impair the use by the Company of the Mortgaged Property considered as a whole, or (II) in clause (i)(ii) of the definition of Permitted Liens, stating that such Lien does not, in the judgment of the signers, materially impair the use by the Company of such property for the purposes for which it is held by the Company or (III) in clause (p)(ii) of the definition of Permitted Liens, stating that the enforcement of such Lien would not, in the judgment of the signers, adversely affect the interests of the Company in such property in any material respect;

88 (11) stating the lower of the Cost or the Fair Value to the Company of such Property Additions, after the deductions therefrom and additions thereto specified in such Expert’s Certificate pursuant to clause (9) above; (12) stating the aggregate principal amount of the Securities to be authenticated and delivered on the basis of such Property Additions (such amount not to exceed sixty-six and two-thirds percentum (66 2/3%) of the amount stated pursuant to clause (11) above); (iii) in case any Property Additions are shown by the Expert’s Certificate provided for in clause (ii) above to include property which, within six months prior to the date of acquisition thereof by the Company, had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and such certificate does not show the Fair Value thereof to the Company, as of the date of such certificate, to be less than Twenty-five Thousand Dollars ($25,000) or less than one percent (1%) of the aggregate principal amount of Securities then Outstanding, an Independent Expert’s Certificate stating, in the judgment of the signer, the Fair Value to the Company, as of the date of such Independent Expert’s Certificate, of (X) such Property Additions which have been so used or operated and (at the option of the Company) as to any other Property Additions included in the Expert’s Certificate provided for in clause (ii) above and (Y) in case such Independent Expert’s Certificate is being delivered in connection with the authentication and delivery of Securities, any property so used or operated which has been subjected to the Lien of this Indenture since the commencement of the then current calendar year as the basis for the authentication and delivery of Securities and as to which an Independent Expert’s Certificate has not previously been furnished to the Trustee; (iv) in case any Property Additions are shown by the Expert’s Certificate provided for in clause (ii) above to have been acquired, made or constructed in whole or in part through the delivery of securities or other property, an Expert’s Certificate stating, in the judgment of the signers, the fair market value in cash of such securities or other property at the time of delivery thereof in payment for or for the acquisition of such Property Additions; (v) an Opinion of Counsel to the effect that: (1) this Indenture constitutes, or, upon the delivery of, and/or the filing and/or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in said opinion, will constitute, a Lien on all the Property Additions to be made the basis of the authentication and delivery of such Securities, subject to no Lien thereon prior to the Lien of this Indenture except Permitted Liens; (2) such Property Additions are not subject to the Lien of any Class A Mortgage; and

89 (3) the Company has corporate authority to operate such Property Additions; and (vi) copies of the instruments of conveyance, assignment and transfer, if any, specified in the Opinion of Counsel provided for in clause (v) above. SECTION 1604. Issuance of Securities on the Basis of Retired Securities. (a) Subject to the provisions of subsection (c) of this Section, Securities of any one or more series may be authenticated and delivered on the basis of, and in an aggregate principal amount not exceeding the aggregate principal amount of, Retired Securities. (b) Securities of any series shall be authenticated and delivered by the Trustee on the basis of Retired Securities upon receipt by the Trustee of: (i) the documents with respect to the Securities of such series specified in Section 303; and (ii) an Officer’s Certificate stating that Retired Securities, specified by series, in an aggregate principal amount not less than the aggregate principal amount of Securities to be authenticated and delivered, have theretofore been authenticated and delivered and, as of the date of such Officer’s Certificate, constitute Retired Securities and are the basis for the authentication and delivery of such Securities. (c) No Securities shall be authenticated or delivered hereunder on the basis of any Retired Securities theretofore authenticated and delivered on the basis of Class A Bonds pursuant to Section 1602 until the Class A Mortgage under which such Class A Bonds were delivered has been discharged pursuant to the provisions thereof. SECTION 1605. Issuance of Securities on the Basis of Deposit of Cash. (a) Securities of any one or more series may be authenticated and delivered on the basis of, and in an aggregate principal not exceeding the amount of, any deposit with the Trustee of cash for such purpose. (b) Securities of any series shall be authenticated and delivered by the Trustee on the basis of the deposit of cash when the Trustee shall have received, in addition to such deposit, the documents with respect to the Securities of such series specified in Section 303. (c) All cash deposited with the Trustee under the provisions of this Section, and all cash required by Section 1702(a) to be applied in accordance with the provisions of this Section, shall be held by the Trustee as a part of the Mortgaged Property and may be withdrawn from time to time by the Company, upon application of the Company to the Trustee, in an amount equal to the aggregate principal amount of Securities to the authentication and delivery of which the Company shall be entitled under any of the provisions of this Indenture by virtue of compliance with all applicable provisions of this Indenture (except as hereinafter in this subsection (c) otherwise provided).

90 Upon any such application for withdrawal, the Company shall comply with all applicable provisions of this Article relating to the authentication and delivery of Securities except that the Company shall not in any event be required to deliver the documents specified in Section 303; provided, however, that (i) such withdrawal shall not be made on the basis of the delivery of Class A Bonds pursuant to Section 1602 unless an equal principal amount of Securities which were authenticated and delivered pursuant to this Section on the basis of the deposit of the cash then to be withdrawn (or Securities authenticated and delivered, directly or indirectly, on the basis of the retirement of such Securities) remain Outstanding and (ii) if such withdrawal is to be made on such basis, the requirements of Section 1602(b)(ii) with respect to such Class A Bonds shall be determined by reference to such Securities which remain Outstanding. Any withdrawal of cash under this subsection (c) shall operate as a waiver by the Company of its right to the authentication and delivery of the Securities on which it is based and such Securities may not thereafter be authenticated and delivered hereunder. Any Property Additions which have been made the basis of any such right to the authentication and delivery of Securities so waived shall be deemed to have been made the basis of the withdrawal of such cash; any Retired Securities which have been made the basis of any such right to the authentication and delivery of Securities so waived shall be deemed to have been made the basis of the withdrawal of such cash; and any Class A Bonds which have been made the basis of any such right to the authentication and delivery of Securities so waived shall be deemed to have been made the basis of the authentication and delivery of the Securities which initially had been authenticated and delivered pursuant to this Section on the basis of the deposit of the cash so withdrawn (or Securities initially authenticated and delivered, directly or indirectly, on the basis of the retirement of such Securities) which remain Outstanding. (d) If at any time the Company shall so direct, any sums deposited with the Trustee under the provisions of this Section may be used or applied to the purchase, payment or redemption of Securities in the manner and subject to the conditions provided in clauses (d) and (e) of Section 1806. ARTICLE SEVENTEEN Class A Bonds; Additional Class A Mortgages; Discharge of Class A Mortgage SECTION 1701. Registration and Ownership of Class A Bonds. Class A Bonds delivered to the Trustee pursuant to Section 1602 shall be registered in the name of the Trustee or its nominee and shall be owned and held by the Trustee, subject to the provisions of this Indenture, for the benefit of the Holders of all Securities from time to time Outstanding, and the Company shall have no interest therein. The Trustee shall be entitled to exercise all rights of securityholders under each Class A Mortgage either in its discretion or as otherwise provided in this Article or in Article Nine. If, not withstanding the intention of the parties expressed in this Section 1701, it shall be finally determined by an appropriate court that the Company has any interest in the Class A Bonds held by the Trustee pursuant to this Indenture, the Company hereby, to the extent permitted by law, grants to the Trustee, for the benefit of the Holders of all Securities from time to time Outstanding, a security interest in such interest of the Company in such Class A Bonds.

91 SECTION 1702. Payments on Class A Bonds. (a) Any payment by the Company of principal of or premium or interest on any Class A Bonds delivered to and held by the Trustee pursuant to Sections 1602 and 1701 shall be applied by the Trustee to the payment of any principal, premium or interest, as the case may be, in respect of the Securities which is then due, and, to the extent of such application, the obligation of the Company hereunder to make such payment in respect of the Securities shall be deemed to have been satisfied and discharged. If, at the time of any such payment of principal of Class A Bonds delivered to and held by the Trustee pursuant to Sections 1602 and 1701, there shall be no principal then due in respect of the Securities, such payment in respect of such Class A Bonds shall be deemed to constitute Funded Cash and shall be held by the Trustee as part of the Mortgaged Property, to be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 1605(c); and thereafter the Securities authenticated and delivered on the basis of such Class A Bonds shall, to the extent of such payment of principal, be deemed to have been authenticated and delivered on the basis of the deposit of cash. If, at the time of any such payment of premium or interest on Class A Bonds delivered to and held by the Trustee pursuant to Sections 1602 and 1701, there shall be no premium or interest, as the case may be, then due in respect of the Securities, such payment in respect of such Class A Bonds shall be remitted to the Company upon receipt by the Trustee of a Company Order requesting the same, together with an Officer’s Certificate stating that no Event of Default has occurred and is continuing; provided, however, that, if an Event of Default shall have occurred and be continuing, such proceeds shall be held as part of the Mortgaged Property until such Event of Default shall have been cured or waived. (b) Any payment by the Company hereunder of principal of or premium or interest on Securities which shall have been authenticated and delivered upon the basis of the delivery to the Trustee of Class A Bonds (other than by the application of the proceeds of a payment in respect of such Class A Bonds) shall, to the extent thereof, be deemed, for all purposes of this Indenture, to satisfy and discharge the obligation of the Company, if any, to make a payment of principal, premium or interest, as the case may be, in respect of such Class A Bonds which is then due. (c) The Trustee hereby waives notice of any redemption of Class A Bonds delivered to it pursuant to Section 1602. SECTION 1703. Surrender of Class A Bonds. At the time any Securities which shall have been authenticated and delivered on the basis of the delivery to the Trustee of Class A Bonds cease to be Outstanding (other than as a result of the application of the proceeds of the payment or redemption of such Class A Bonds), the Trustee shall surrender to, or upon the order of, the Company an equal principal amount of such Class A Bonds. In the event that the principal of, and interest and premium, if any, on any Class A Bond, or portion thereof, has been paid, the Trustee shall promptly surrender such Class A Bond, or such portion, to or to the order of the Company for cancellation.

92 SECTION 1704. No Transfer of Class A Bonds. Anything in this Indenture to the contrary notwithstanding, the Trustee shall not sell, assign or otherwise transfer any Class A Bonds delivered to and held by it pursuant to Sections 1602 and 1701 except to a successor trustee under this Indenture and except as provided in Section 1703. The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the placing of a legend on each such Class A Bond and the issuance of stop-transfer instructions to the trustee under the related Class A Mortgage or any other transfer agent thereunder. SECTION 1705. Voting of Class A Bonds. The Trustee shall, as the owner and holder of Class A Bonds delivered to and held by it pursuant to this Indenture, attend such meeting or meetings of bondholders under each Class A Mortgage or, at its option, deliver its proxy in connection therewith, as relate to matters with respect to which it, as such holder, is entitled to vote or consent. So long as no Event of Default hereunder shall have occurred and be continuing, either at any such meeting or meetings, or otherwise when the consent of the holders of the Class A Bonds Outstanding under any Class A Mortgage is sought without a meeting, the Trustee shall vote as holder of Class A Bonds Outstanding under such Class A Mortgage, or shall consent with respect thereto, as follows: (a) the Trustee shall vote all such Class A Bonds, or shall consent with respect thereto, (i) in favor of any or all amendments or modifications of such Class A Mortgage of substantially the same tenor and effect as any or all of those set forth in Exhibit B to this Indenture and/or (ii) in favor of any amendment or modification of such Class A Mortgage (A) to conform any provision thereof in all material respects to the correlative provision of this Indenture, (B) to add thereto any provision not otherwise contained therein which conforms in all material respects to a provision contained in this Indenture and/or (C) to delete therefrom any provision thereof to which this Indenture contains no correlative provision and/or (iii) any combination of amendments and/or modifications described in clauses (i) and (ii) above; and/or (b) with respect to any other amendments or modifications of such Class A Mortgage, the Trustee shall vote all such Class A Bonds, or shall consent with respect thereto, proportionately with the vote or consent of the holders of all other Class A Bonds Outstanding under such Class A Mortgage the holders of which are eligible to vote or consent, as indicated in a Class A Bondholder’s Certificate delivered to the Trustee; provided, however, that the Trustee shall not so vote in favor of, or so consent to, any amendment or modification of a Class A Mortgage which, if it were an amendment or modification of this Indenture, would require the consent of any Holders of Securities obtained in the manner prescribed in Section 1302, without the prior consent of those Holders of Securities which would be required under said Section 1302 for such an amendment or modification of this Indenture; provided, however, that as a condition to the Trustee voting or giving consent under Sections 1705(a) and/or (b), the Trustee shall have received an Officer’s Certificate and an Opinion of Counsel stating that in the opinion of such signers said voting or consent is authorized or permitted by said subsections.

93 For purposes of this Section, “Class A Bondholder’s Certificate” means a certificate signed by the temporary chairman, the temporary secretary, the permanent chairman, the permanent secretary, or an inspector of votes at any meeting or meetings of bondholders under a Class A Mortgage, or by the trustee under such Class A Mortgage in the case of consents of such bondholders which are sought without a meeting, which states what the signer thereof reasonably believes will be the proportionate votes or consents of the holders of all Class A Bonds (other than the Class A Bonds delivered to and held by the Trustee pursuant to Sections 1602 and 1701) outstanding under such Class A Mortgage and counted for the purposes of determining whether such bondholders have approved or consented to the matter put before them. SECTION 1706. Designation of Additional Class A Mortgages. (a) In the event that, after the Execution Date, a corporation which was the mortgagor under a mortgage, deed of trust or similar indenture shall have merged into or consolidated with the Company, or shall have conveyed or otherwise transferred property to the Company subject to the Lien of such a mortgage, deed of trust or similar indenture and the Company shall have duly assumed and agreed to perform and pay all the obligations of the mortgagor thereunder, such mortgage, deed of trust or similar indenture may be designated by the Company an additional Class A Mortgage upon delivery to the Trustee of the following: (i) a Company Order authorizing the designation of such mortgage, deed of trust or similar indenture as an additional Class A Mortgage; (ii) an Officer’s Certificate (A) stating that no event of default has occurred and is continuing which entitles the trustee under such mortgage, deed of trust or similar indenture to accelerate the maturity of the obligations outstanding thereunder, (B) reciting the aggregate principal amount of obligations theretofore issued under such mortgage, deed of trust or similar indenture and the aggregate principal amount of obligations then outstanding thereunder and (C) either (1) stating that the terms of such mortgage, deed of trust or similar indenture, as then in effect, do not permit the issuance of obligations thereunder upon the basis of property additions in a principal amount exceeding sixty-six and two-thirds percentum (66 2/3%) of the balance of the cost or fair value of such property additions to the issuer thereof (whichever shall be less) after making deductions and additions similar to those provided for in Section 104, or (2) in the event that the statements contained in clause (1) above cannot be made, stating that the Company has irrevocably waived its right to the authentication and delivery of further obligations under such mortgage, deed of trust or similar indenture (I) on any basis, in a principal amount equal to the excess of (x) the aggregate principal amount of obligations then outstanding under such mortgage, deed of trust or similar indenture which were issued on the basis of property additions or on the basis of the retirement of obligations which were issued (whether directly or indirectly when considered in light of the successive issuance and retirement of obligations) on the basis of property additions over (y) an amount equal to sixty-six and two-thirds percentum (66 2/3%) of the aggregate Dollar amount of property additions certified as the basis for the issuance of such obligations then outstanding and (II) on the basis of property additions, in a principal amount exceeding sixty-six and two-thirds percentum (66 2/3%) of the balance of the Cost or Fair Value to the Company thereof (whichever shall be less) after making deductions and additions similar to those provided

94 for in Section 104; and (iii) an Opinion or Opinions of Counsel to the effect that (A) the corporation that was the mortgagor under such mortgage, deed of trust or similar indenture has been duly and lawfully merged into or consolidated with the Company or has duly and lawfully conveyed or otherwise transferred property to the Company; (B) if required by applicable law, such mortgage, deed of trust or similar indenture is qualified under the Trust Indenture Act; (C) the Company has duly assumed and agreed to perform and pay the obligations of the mortgagor under such mortgage, deed of trust or similar indenture; (D) such mortgage, deed of trust or similar indenture constitutes a Lien upon the property described therein subject to no Lien prior thereto except Liens generally of the character of Permitted Liens; (E) this Indenture constitutes, or, upon the delivery of, and/or the filing and/or the recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in such opinion, will constitute, a Lien on the property described in such mortgage, deed of trust or similar indenture which is generally of the character described, and is located in the States specified, in the Granting Clauses of this Indenture and which was acquired by the Company from such corporation by virtue of such merger, consolidation, conveyance or other transfer, subject to no Lien thereon prior to the Lien of this Indenture except the Lien of such mortgage, deed of trust or similar indenture and Permitted Liens; (F) the terms of such mortgage, deed of trust or similar indenture, as then in effect, do not permit the further issuance of obligations thereunder except on the basis of property additions generally of the character of Property Additions, the retirement or deposit of outstanding obligations, the deposit of prior Lien obligations or the deposit of cash; (G) either (1) the terms of such mortgage, deed of trust or similar indenture, as then in effect, do not permit the further issuance of obligations thereunder upon the basis of property additions in a principal amount exceeding sixty-six and two-thirds percentum (66 2/3%) of the balance of the Cost or the Fair Value to the Company thereof (whichever shall be less) after making deductions and additions similar to those provided for in Section 104, or, if such is not the case, (2) that the waivers contemplated by clause (ii)(C)(2) above have been duly made; (H) in the case of a conveyance or other transfer to the Company of property subject to the Lien of such mortgage, deed of trust or similar indenture, no Person (other than the Company) has the right to issue or redeem obligations secured by, or to obtain the release of property from the Lien of, such mortgage, deed of trust or similar indenture; and (I) the indenture supplemental hereto referred to in clause (i) of subsection (b) of this Section complies with the requirements of said clause (i), and the indenture supplemental to such mortgage, deed of trust or similar indenture referred to in clause (ii) of subsection (b) of this Section complies with the requirements of said clause (ii). (b) At such time as there shall have been executed and delivered and properly recorded and filed: (i) an indenture supplemental hereto (A) in which such mortgage, deed of trust or similar indenture has been designated as an additional Class A Mortgage and (B) by which the Company has specifically imposed the Lien of this Indenture upon properties of the character described, and located in the States specified, in the Granting Clauses of this Indenture which shall have been acquired by the Company from such corporation by virtue of the merger, consolidation, conveyance or other transfer (and later improvements,

95 extensions and additions thereto and renewals and replacements thereof) as contemplated by Section 1205(b) and (ii) an indenture supplemental to such mortgage, deed of trust or similar indenture by which such mortgage, deed of trust or similar indenture has been amended to provide that, so long as the Trustee shall hold any obligations outstanding thereunder which were delivered to the Trustee as the basis for the authentication and delivery of Securities which remain Outstanding hereunder, an Event of Default hereunder shall constitute a matured event of default thereunder; provided, however, that the waiver or cure of such Event of Default hereunder and the rescission and annulment of the consequences thereof shall constitute a cure of the corresponding event of default under such mortgage, deed of trust or similar indenture and a rescission and annulment of the consequences thereof, then such mortgage, deed of trust or similar indenture and all obligations issued and outstanding thereunder shall for all purposes hereof be treated as a Class A Mortgage and as Class A Bonds, respectively, to the full and same extent as if specifically identified in Article One. SECTION 1707. Discharge of Class A Mortgage. The Trustee shall surrender for cancellation to the trustee under any Class A Mortgage all Class A Bonds delivered to and then held by it pursuant to Sections 1602 and 1701 which were delivered under such Class A Mortgage upon receipt by the Trustee of: (a) a Company Order requesting such surrender for cancellation of such Class A Bonds; (b) an Officer’s Certificate stating that no Event of Default has occurred and is continuing, and that no Class A Bonds are Outstanding under such Class A Mortgage other than Class A Bonds delivered to and held by the Trustee pursuant to Sections 1602 and 1701 and that promptly upon such surrender such Class A Mortgage will be satisfied and discharged pursuant to the terms thereof; (c) an Expert’s Certificate (i) describing the property constituting Property Additions designated by the Company, in its discretion, to be deemed, on and after the date of such surrender for cancellation and for all purposes of this Indenture, to be Funded Property, such Property Additions to have, in the aggregate, a Cost (or as to Property Additions of which the Fair Value to the Company specified pursuant to subclause (viii) or clause (d) below is less than the Cost thereof, then such Fair Value in lieu of Cost) not less than one hundred fifty percentum (150%) of the aggregate principal amount of Securities which shall have been authenticated and delivered under Section 1602 on the basis of Class A Bonds authenticated and delivered under such Class A Mortgage and which, at such date, either remain Outstanding or constitute Retired Securities (such description of property to be made by reference, at the election of the Company, either to specified items, units and/or elements of property or portions thereof, on a percentage or Dollar basis, or to properties or portions thereof reflected in specified accounts or subaccounts in the Company’s books of account, on a Dollar basis), and stating the Cost of such property;

96 (ii) stating that all such property constitutes Property Additions; (iii) stating that such Property Additions are desirable for use in the conduct of the business, or one of the businesses, of the Company; (iv) stating that such Property Additions, to the extent of the Cost (or as to Property Additions of which the Fair Value to the Company specified pursuant to subclause (viii) or clause (d) below is less than the Cost thereof, then such Fair Value in lieu of Cost) thereof to be deemed to be Funded Property pursuant to this Section, do not constitute Funded Property; (v) stating, except as to Property Additions acquired, made or constructed wholly through the delivery of securities or other property, that the amount of cash forming all or part of the Cost thereof was equal to or more than an amount to be stated therein; (vi) briefly describing, with respect to any Property Additions acquired, made or constructed in whole or in part through the delivery of securities or other property, the securities or other property so delivered and stating the date of such delivery; (vii) stating what part, if any, of such Property Additions included property which within six (6) months prior to the date of acquisition thereof by the Company had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and stating whether or not, in the judgment of the signers, the Fair Value to the Company thereof, as of the date of such certificate, is less than Twenty-five Thousand Dollars ($25,000) and whether or not the Fair Value to the Company thereof, as of such date, is less than one percent (1%) of the aggregate principal amount of Securities then Outstanding; (viii) stating, in the judgment of the signers, the Fair Value to the Company, as of the date of such certificate, of such Property Additions, except any thereof with respect to the Fair Value to the Company of which a statement is to be made in an Independent Expert’s Certificate pursuant to clause (d) below; provided, however, that if any such Property Additions shall have theretofore been certified to the trustee under such Class A Mortgage in connection with the authentication and delivery of Class A Bonds thereunder, the release of property, the withdrawal of cash or the satisfaction of the requirements of any sinking, improvement, maintenance, replacement or similar fund or analogous provision, then there may be stated, in lieu of the Fair Value to the Company of such Property Additions as of the date of such certificate, the Fair Value to the Company thereof as so certified to the trustee under such Class A Mortgage; it being understood that the Company may make allocations on a pro-rata or other reasonable basis for purposes of determining whether or not, and/or the extent to which, any such Property Additions shall have theretofore been so certified to the trustee under a Class A Mortgage; and (ix) if any property included in such Property Additions is subject to a Lien of the character described (I) in clause (f) of the definition of Permitted Liens, stating that such Lien does not, in the judgment of the signers, materially impair the use by the Company of the Mortgaged Property considered as a whole, or (II) in clause (i)(ii) of the

97 definition of Permitted Liens, stating that such Lien does not, in the judgment of the signers, materially impair the use by the Company of such property for the purposes for which it is held by the Company or (III) in clause (p)(ii) of the definition of Permitted Liens, stating that the enforcement of such Lien would not, in the judgment of the signers, adversely affect the interests of the Company in such property in any material respect; (x) stating the lower of the Cost or the Fair Value to the Company of such Property Additions, as required to be stated in such Expert’s Certificate pursuant to clauses (i) and (viii) above, respectively; and (xi) stating the aggregate principal amount of the Securities referred to in clause (i) above (such amount not to exceed the amount stated pursuant to clause (x) above); (d) in case any Property Additions are shown by the Expert’s Certificate provided for in clause (c) above to include property which, within six months prior to the date of acquisition thereof by the Company, had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and such certificate does not show the Fair Value to the Company thereof, as of the date of such certificate, to be less than Twenty-five Thousand Dollars ($25,000) or less than one percent (1%) of the aggregate principal amount of Securities then Outstanding, an Independent Expert’s Certificate stating, in the judgment of the signer, the Fair Value to the Company, as of the date of such Independent Expert’s Certificate, of (x) such Property Additions which have been so used or operated and (at the option of the Company) as to any other Property Additions included in the Expert’s Certificate provided for in clause (c) above and (y) any property so used or operated which has been subjected to the Lien of this Indenture since the commencement of the then current calendar year as the basis for the authentication and delivery of Securities and as to which an Independent Expert’s Certificate has not previously been furnished to the Trustee; (e) in case any Property Additions are shown by the Expert’s Certificate provided for in clause (c) above to have been acquired, made or constructed in whole or in part through the delivery of securities or other property, an Expert’s Certificate stating, in the judgment of the signers, the fair market value in cash of such securities or other property at the time of delivery thereof in payment for or for the acquisition of such Property Additions; (f) an Opinion of Counsel to the effect that: (i) this Indenture constitutes, or, upon (x) the satisfaction and discharge of such Class A Mortgage and/or (y) the delivery of, and/or the filing and/or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in said opinion, will constitute, a Lien on all the Property Additions to be deemed to be Funded Property in accordance with this Section, subject to no Lien thereon prior to the Lien of this Indenture except Permitted Liens; and (ii) the Company has corporate authority to operate such Property Additions; (g) an Opinion of Counsel to the effect that upon satisfaction and discharge of such Class A Mortgage the Lien of this Indenture on the property formerly subject to the Lien of such Class A

98 Mortgage, to the extent the same is part of the Mortgaged Property, will be subject to no Lien prior to the Lien of this Indenture, except Permitted Liens; and (h) copies of the instruments of conveyance, assignment and transfer, if any, specified in the Opinion of Counsel provided for in clause (f) above. ARTICLE EIGHTEEN Possession, Use and Release of Mortgaged Property SECTION 1801. Quiet Enjoyment. Unless one or more Events of Default shall have occurred and be continuing, the Company shall be permitted to possess, use and enjoy the Mortgaged Property (except, to the extent not herein otherwise provided, such cash and securities as are expressly required to be deposited with the Trustee). SECTION 1802. Dispositions without Release. Unless an Event of Default shall have occurred and be continuing, the Company may at any time and from time to time, without any release or consent by, or report to, the Trustee: (a) sell or otherwise dispose of, free from the Lien of this Indenture, any machinery, equipment, apparatus, towers, transformers, poles, lines, cables, conduits, ducts, conductors, meters, regulators, holders, tanks, retorts, purifiers, odorizers, scrubbers, compressors, valves, pumps, mains, pipes, service pipes, fittings, connections, services, tools, implements, or any other fixtures or personalty, then subject to the Lien hereof, which shall have become old, inadequate, obsolete, worn out, unfit, unadapted, unserviceable, undesirable or unnecessary for use in the operations of the Company upon replacing the same by, or substituting for the same, similar or analogous property, or other property performing a similar or analogous function or otherwise obviating the need therefor, having a Fair Value to the Company at least equal to that of the property sold or otherwise disposed of and subject to the Lien hereof, subject to no Liens prior hereto except Permitted Liens and any other Liens to which the property sold or otherwise disposed of was subject; (b) cancel or make changes or alterations in or substitutions for any and all easements, servitudes, rights-of-way and similar rights and/or interests; and (c) grant, free from the Lien of this Indenture, easements, ground leases or rights-of-way in, upon, over and/or across the property or rights-of-way of the Company for the purpose of roads, pipe lines, transmission lines, distribution lines, communication lines, railways, removal of coal or other minerals or timber, and other like purposes, or for the joint or common use of real property, rights-of-way, facilities and/or equipment; provided, however, that such grant shall not materially impair the use of the property or rights-of-way for the purposes for which such property or rights-of-way are held by the Company.

99 SECTION 1803. Release of Mortgaged Property. Unless an Event of Default shall have occurred and be continuing, the Company may obtain the release of any part of the Mortgaged Property, or any interest therein, other than Funded Cash held by the Trustee, and the Trustee shall release all its right, title and interest in and to the same from the Lien hereof, upon receipt by the Trustee of: (a) a Company Order requesting the release of such property and transmitting therewith a form of instrument or instruments to effect such release; (b) an Officer’s Certificate stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing; (c) an Expert’s Certificate made and dated not more than ninety (90) days prior to the date of such Company Order: (i) describing the property to be released; (ii) stating the Fair Value, in the judgment of the signers, of the property to be released; (iii) stating the Cost of the property to be released (or, if the Fair Value to the Company of such property at the time the same became Funded Property was certified to be an amount less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost); and (iv) stating that, in the judgment of the signers, such release will not impair the security under this Indenture in contravention of the provisions hereof; (d) an amount in cash to be held by the Trustee as part of the Mortgaged Property, equal to the amount, if any, by which sixty-six and two-thirds percentum (66 2/3%) of the amount referred to in clause (c)(iii) above exceeds the aggregate of the following items: (i) an amount equal to sixty-six and two-thirds percentum (66 2/3%) of the aggregate principal amount of any obligations secured by Purchase Money Lien delivered to the Trustee, to be held as part of the Mortgaged Property, subject to the limitations hereafter in this Section set forth; (ii) an amount equal to sixty-six and two-thirds percentum (66 2/3%) of the Cost or Fair Value to the Company (whichever is less), after making any deductions and any additions pursuant to Section 104, of any Property Additions not constituting Funded Property described in an Expert’s Certificate, dated not more than ninety (90) days prior to the date of the Company Order requesting such release and complying with clause (ii) and, to the extent applicable, clause (iii) in Section 1603(b), delivered to the Trustee; provided, however, that the deductions and additions contemplated by Section 104 shall not be required to be made if such Property Additions were acquired, made or constructed on or after the ninetieth (90th) day preceding the date of such Company Order;

100 (iii) the aggregate principal amount of Securities to the authentication and delivery of which the Company shall be entitled under the provisions of Section 1604, by virtue of compliance with all applicable provisions of Section 1604 (except as hereinafter in this Section otherwise provided); provided, however, that such release shall operate as a waiver by the Company of the right to the authentication and delivery of such Securities and, to such extent, no such Securities may thereafter be authenticated and delivered hereunder; and any Securities which were the basis of such right to the authentication and delivery of Securities so waived shall be deemed to have been made the basis of such release of property; (iv) any amount in cash and/or an amount equal to sixty-six and two-thirds percentum (66 2/3%) of the aggregate principal amount of any obligations secured by Purchase Money Lien that, in either case, is evidenced to the Trustee by a certificate of the trustee or other holder of a Lien prior to the Lien of this Indenture to have been received by such trustee or other holder in accordance with the provisions of such Lien in consideration for the release of such property or any part thereof from such Lien, all subject to the limitations hereafter in this Section set forth; (v) the aggregate principal amount of any Outstanding Securities delivered to the Trustee; and (vi) any taxes and expenses incidental to any sale, exchange, dedication or other disposition of the property to be released; provided, however, that no obligations secured by Purchase Money Lien upon any property being released from the Lien hereof shall be used as a credit in connection with such release unless all obligations secured by such Purchase Money Lien shall be delivered to the Trustee or to the trustee or other holder of a Lien prior to the Lien of this Indenture; (e) if the release is on the basis of Property Additions or on the basis of the right to the authentication and delivery of Securities under Section 1604, all documents contemplated below in this Section; and (f) if the release is on the basis of the delivery to the Trustee or to the trustee or other holder of a prior Lien of obligations secured by Purchase Money Lien, all documents contemplated below in this Section, to the extent required. If and to the extent that the release of property is, in whole or in part, based upon Property Additions (as permitted under the provisions of clause (d)(ii) in the first paragraph of this Section), the Company shall, subject to the provisions of said clause (d)(ii) and except as hereafter in this paragraph provided, comply with all applicable provisions of this Indenture as if such Property Additions were to be made the basis of the authentication and delivery of Securities equal in principal amount to sixty-six and two-thirds percentum (66 2/3%) of the Cost (or, as to property of which the Fair Value to the Company at the time the same became Funded Property was certified to be an amount less than the Cost thereof, such Fair Value, as so certified, in lieu of Cost) of that portion of the property to be released which is to be released on the basis of such Property Additions, as shown by the Expert’s Certificate required by clause (c) in the first paragraph of this Section; provided, however, that the Cost of any Property Additions

101 received or to be received by the Company in whole or in part as consideration in exchange for the property to be released shall for all purposes of this Indenture be deemed to be the amount stated in the Expert’s Certificate provided for in clause (c) in the first paragraph of this Section to be the Fair Value of the property to be released (x) plus the amount of any cash and the fair market value of any other consideration, further to be stated in such Expert’s Certificate, paid and/or delivered or to be paid and/or delivered by, and the amount of any obligations assumed or to be assumed by, the Company in connection with such exchange as additional consideration for such Property Additions and/or (y) less the amount of any cash and the fair market value of any other consideration, which shall also be stated in such Expert’s Certificate, received or to be received by the Company in connection with such exchange in addition to such Property Additions. If and to the extent that the release of property is in whole or in part based upon the right to the authentication and delivery of Securities under Section 1604 (as permitted under the provisions of clause (d)(iii) in the first paragraph of this Section), the Company shall, except as hereafter in this paragraph provided, comply with all applicable provisions of Section 1604 relating to such authentication and delivery. Notwithstanding the foregoing provisions of this paragraph, in no event shall the Company be required to deliver the documents specified in Section 303. If the release of property is, in whole or in part, based upon the delivery to the Trustee or the trustee or other holder of a Lien prior to the Lien of this Indenture of obligations secured by Purchase Money Lien, the Company shall deliver to the Trustee: (x) an Officer’s Certificate (i) stating that no event has occurred and is continuing which entitles the holder of such Purchase Money Lien to accelerate the maturity of the obligations, if any, outstanding thereunder and (ii) reciting the aggregate principal amount of obligations, if any, then outstanding thereunder in addition to the obligations then being delivered in connection with the release of such property and the terms and conditions, if any, on which additional obligations secured by such Purchase Money Lien are permitted to be issued; and (y) an Opinion of Counsel stating that, in the opinion of the signer, (i) such obligations are valid obligations, entitled to the benefit of such Purchase Money Lien equally and ratably with all other obligations, if any, then outstanding thereunder, (ii) that such Purchase Money Lien constitutes, or, upon the delivery of, and/or the filing and/or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in such opinion, will constitute, a Lien upon the property to be released, subject to no Lien prior thereto except Liens generally of the character of Permitted Liens and such Liens, if any, as shall have existed thereon immediately prior to such release as Liens prior to the Lien of this Indenture, (iii) if any obligations in addition to the obligations being delivered in connection with such release of property are then outstanding, or are permitted to be issued, under such Purchase Money Lien, (A) that such Purchase Money Lien constitutes, or, upon the delivery of, and/or the filing and/or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in such opinion, will constitute, a Lien upon all other property, if any, purporting to be subject thereto, subject to no Lien prior thereto except Liens generally of the character of Permitted Liens and (B) that the terms of such Purchase Money Lien, as then in effect, do not permit the issuance of obligations thereunder except on the basis of property generally of the character of Property Additions, the retirement or deposit of outstanding obligations, the deposit of prior Lien obligations or the deposit of cash. If the Opinion of Counsel provided to the Trustee pursuant to clause (y) above is conditioned upon the filing and/or recording of any instruments of conveyance, assignment or transfer, the Company shall promptly cause such instruments to be filed and/or recorded in the proper places and manner

102 and shall deliver to the Trustee evidence of such filing and/or recording promptly upon receipt of such evidence by the Company. If (a) any property to be released from the Lien of this Indenture under any provision of this Article (other than Section 1807) is subject to a Lien prior to the Lien hereof and is to be sold, exchanged, dedicated or otherwise disposed of subject to such prior Lien and (b) after such release, such prior Lien will not be a Lien on any property subject to the Lien hereof, then the Fair Value of such property to be released shall be deemed, for all purposes of this Indenture, to be the value thereof unencumbered by such prior Lien less the principal amount of the indebtedness secured by such prior Lien. Any Outstanding Securities delivered to the Trustee pursuant to clause (d) in the first paragraph of this Section shall, upon receipt of a Company Order, forthwith be canceled by the Trustee. Any cash and/or obligations deposited with the Trustee pursuant to the provisions of this Section 1803, and the proceeds of any such obligations, shall be held as part of the Mortgaged Property and shall be withdrawn, released, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 1806. Anything in this Indenture to the contrary notwithstanding, if property to be released constitutes Funded Property in part only, the Company shall obtain the release of the part of such property which constitutes Funded Property under this Section 1803 and obtain the release of the part of such property which does not constitute Funded Property under Section 1804. In such event, (a) the application of Property Additions in the release under this Section 1803 as contemplated in clause (d)(ii) in the first paragraph thereof shall be taken into account in clause (v) or clause (vi), whichever may be applicable, of the Expert’s Certificate described in clause (c) in Section 1804 and (b) the Trustee shall, at the election of the Company, execute and deliver a separate instrument of release with respect to the property released under each of such Sections or a consolidated instrument of release with respect to the property released under both of such Sections considered as a whole. SECTION 1804. Release of Property Not Constituting Funded Property. Unless an Event of Default shall have occurred and be continuing, the Company may obtain the release of any part of the Mortgaged Property, or any interest therein, which does not constitute Funded Property, and the Trustee shall release all its right, title and interest in and to the same from the Lien hereof, upon receipt by the Trustee of: (a) a Company Order requesting the release of such property and transmitting therewith a form of instrument or instruments to effect such release; (b) an Officer’s Certificate describing the property to be released and stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing; (c) an Expert’s Certificate, made and dated not more than ninety (90) days prior to the date of such Company Order: (i) describing the property to be released; (ii) stating the Fair Value, in the judgment of the signers, of the property to be

103 released; (iii) stating the Cost of the property to be released; (iv) stating that the property to be released does not constitute Funded Property; (v) if true, stating either (A) that the aggregate amount of the Cost or Fair Value to the Company (whichever is less) of all Property Additions which do not constitute Funded Property (excluding the property to be released), after making deductions therefrom and additions thereto of the character contemplated by Section 104, is not less than zero (0) or (B) that the Cost or Fair Value (whichever is less) of the property to be released does not exceed the aggregate Cost or Fair Value to the Company (whichever is less) of Property Additions acquired, made or constructed on or after the ninetieth (90th) day prior to the date of the Company Order requesting such release; (vi) if neither of the statements contemplated in subclause (v) above can be made, stating the amount by which zero (0) exceeds the amount referred to in subclause (v)(A) above (showing in reasonable detail the calculation thereof); and (vii) stating that, in the judgment of the signers, such release will not impair the security under this Indenture in contravention of the provisions hereof; and (d) if the Expert’s Certificate required by clause (c) above contains neither of the statements contemplated in clause (c)(v) above, an amount in cash, to be held by the Trustee as part of the Mortgaged Property, equal to the amount, if any, by which the lower of (i) the Cost or Fair Value (whichever shall be less) of the property to be released and (ii) the amount shown in clause (c)(vi) above exceeds the aggregate of items of the character described in subclauses (iii) and (v) of clause (d) in the first paragraph of Section 1803 that the Company then elects to use as a credit under this Section 1804 (subject, however, to the same limitations and conditions with respect to such items as are set forth in Section 1803). Any Outstanding Securities delivered to the Trustee pursuant to clause (d) above shall forthwith be canceled by the Trustee. SECTION 1805. Release of Minor Properties. Notwithstanding the provisions of Sections 1803 and 1804, unless an Event of Default shall have occurred and be continuing, the Company may obtain the release from the Lien hereof of any part of the Mortgaged Property, or any interest therein, and the Trustee shall whenever from time to time requested by the Company in a Company Order transmitting therewith a form of instrument or instruments to effect such release, and without requiring compliance with any of the provisions of Section 1803 or 1804, release from the Lien hereof all the right, title and interest of the Trustee in and to the same provided that the aggregate Fair Value of the property to be so released on any date in a given calendar year, together with all other property theretofore released pursuant to this Section 1805 in such calendar year, shall not exceed the greater of (a) Ten Million Dollars ($10,000,000) and (b) three percent (3%) of the sum of (i) the aggregate principal amount of Securities then Outstanding and (ii) the aggregate principal amount of Class A Bonds then Outstanding other than Class A Bonds delivered to and then held by the Trustee pursuant to

104 Sections 1602 and 1701. Prior to the granting of any such release, there shall be delivered to the Trustee (x) an Officer’s Certificate stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing and (y) an Expert’s Certificate stating, in the judgment of the signers, the Fair Value of the property to be released, the aggregate Fair Value of all other property theretofore released pursuant to this Section in such calendar year and, as to Funded Property, the Cost thereof (or, if the Fair Value to the Company of such property at the time the same became Funded Property was certified to be an amount less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost), and that, in the judgment of the signers, the release thereof will not impair the security under this Indenture in contravention of the provisions hereof. On or before December 31st of each calendar year, the Company shall deposit with the Trustee an amount in cash equal to sixty-six and two thirds percentum (66 ⅔%) of the aggregate Cost of the properties constituting Funded Property so released during such year (or, if the Fair Value to the Company of any particular property at the time the same became Funded Property was certified to be an amount less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost); provided, however, that no such deposit shall be required to be made hereunder to the extent that cash or other consideration shall, as indicated in an Officer’s Certificate delivered to the Trustee, have been deposited with the trustee or other holder of a Class A Mortgage or other Lien prior to the Lien of this Indenture in accordance with the provisions thereof; and provided, further, that the amount of cash so required to be deposited may be reduced, at the election of the Company, by the items specified in clause (d) in the first paragraph of Section 1803, subject to all of the limitations and conditions specified in such Section, to the same extent as if such property were being released pursuant to Section 1803. Any cash deposited with the Trustee under this Section may thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 1806. SECTION 1806. Withdrawal or Other Application of Funded Cash; Purchase Money Obligations. Subject to the provisions of Section 1605 and Section 1702(a) and except as hereafter in this Section provided, unless an Event of Default shall have occurred and be continuing, any Funded Cash held by the Trustee, and any other cash which is required to be withdrawn, used or applied as provided in this Section, (a) may be withdrawn from time to time by the Company to the extent of an amount equal to sixty-six and two-thirds percentum (66 ⅔%) of the Cost or the Fair Value to the Company (whichever is less) of Property Additions not constituting Funded Property, after making any deductions and additions pursuant to Section 104, described in an Expert’s Certificate, dated not more than ninety (90) days prior to the date of the Company Order requesting such withdrawal and complying with clause (ii) and, to the extent applicable, clause (iii) in Section 1603(b), delivered to the Trustee; provided, however, that the deductions and additions contemplated by Section 104 shall not be required to be made if such Property Additions were acquired, made or constructed on or after the ninetieth (90th) day preceding the date of such Company Order; (b) may be withdrawn from time to time by the Company in an amount equal to the aggregate principal amount of Securities to the authentication and delivery of which the Company shall be entitled under the provisions of Section 1604 hereof, by virtue of compliance with all applicable provisions of Section 1604 (except as hereinafter in this Section otherwise provided); provided, however, that such withdrawal of cash shall operate as a waiver by the Company of the right to the authentication and delivery of such Securities and, to such extent, no such Securities may thereafter be authenticated and delivered

105 hereunder; and any such Securities which were the basis of such right to the authentication and delivery of Securities so waived shall be deemed to have been made the basis of such withdrawal of cash; (c) may be withdrawn from time to time by the Company in an amount equal to the aggregate principal amount of any Outstanding Securities delivered to the Trustee; (d) may, upon the request of the Company, be used by the Trustee for the purchase of Securities in the manner, at the time or times, in the amount or amounts, at the price or prices and otherwise as directed or approved by the Company, all subject to the limitations hereafter in this Section set forth; or (e) may, upon the request of the Company, be applied by the Trustee to the payment (or provision therefor pursuant to Article Eight) at Stated Maturity of any Securities or to the redemption (or similar provision therefor) of any Securities which are, by their terms, redeemable, in each case of such series as may be designated by the Company, any such redemption to be in the manner and as provided in Article Five, all subject to the limitations hereafter in this Section set forth. Such moneys shall, from time to time, be paid or used or applied by the Trustee, as aforesaid, upon the request of the Company in a Company Order, and upon receipt by the Trustee of an Officer’s Certificate stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing. If and to the extent that the withdrawal of cash is based upon Property Additions (as permitted under the provisions of clause (a) above), the Company shall, subject to the provisions of said clause (a) and except as hereafter in this paragraph provided, comply with all applicable provisions of this Indenture as if such Property Additions were made the basis for the authentication and delivery of Securities equal in principal amount to the cash so to be withdrawn. If and to the extent that the withdrawal of cash is based upon the right to the authentication and delivery of Securities (as permitted under the provisions of clause (b) above), the Company shall, except as hereafter in this paragraph provided, comply with all applicable provisions of Section 1604 relating to such authentication and delivery. Notwithstanding the foregoing provisions of this paragraph, in no event shall the Company be required to deliver the documents specified in Section 303. Notwithstanding the generality of clauses (d) and (e) above, no cash to be applied pursuant to such clauses shall be applied to the payment of an amount in excess of the principal amount of any Securities to be purchased, paid or redeemed except to the extent that the aggregate principal amount of all Securities theretofore, and of all Securities then to be, purchased, paid or redeemed pursuant to such clauses is not less than the aggregate cost for principal of, premium, if any, and accrued interest, if any, on and brokerage commissions, if any, with respect to, such Securities. Any Outstanding Securities delivered to the Trustee pursuant to clause (c) in the first paragraph of this Section shall, upon request by the Company, forthwith be canceled by the Trustee. Any obligations secured by Purchase Money Lien delivered to the Trustee in consideration of the release of property from the Lien of this Indenture, together with any evidence of such Purchase Money Lien held by the Trustee, shall be released from the Lien of this Indenture and delivered to or upon the order of the Company upon payment by the Company to the Trustee of an amount in cash equal to the aggregate principal amount of such obligations less the aggregate amount theretofore paid to the Trustee (by the Company, the obligor or otherwise) in respect of the principal of such obligations.

106 The principal of and interest on any such obligations secured by Purchase Money Lien held by the Trustee shall be paid to the Trustee as and when the same become payable. The interest received by the Trustee on any such obligations shall be deemed not to constitute Funded Cash and shall be remitted to the Company; provided, however, that if an Event of Default shall have occurred and be continuing, such proceeds shall be held as part of the Mortgaged Property until such Event of Default shall have been cured or waived. The Trustee shall have and may exercise all the rights and powers of any owner of such obligations and of all substitutions therefor and, without limiting the generality of the foregoing, may collect and receive all insurance moneys payable to it under any of the provisions thereof and apply the same in accordance with the provisions thereof, may consent to extensions thereof at a higher or lower rate of interest, may join in any plan or plans of voluntary or involuntary reorganization or readjustment or rearrangement and may accept and hold hereunder new obligations, stocks or other securities issued in exchange therefor under any such plan. Any discretionary action which the Trustee may be entitled to take in connection with any such obligations or substitutions therefor shall be taken, so long as no Event of Default shall have occurred and be continuing, in accordance with a Company Order, and, during the continuance of an Event of Default, in its own discretion. Anything herein to the contrary notwithstanding, the Company may irrevocably waive all right to the withdrawal pursuant to this Section of, and any other rights with respect to, any obligations secured by Purchase Money Lien held by the Trustee, and the proceeds of any such obligations, by delivery to the Trustee of a Company Order: (x) specifying such obligations and stating that the Company thereby waives all rights to the withdrawal thereof and of the proceeds thereof pursuant to this Section, and any other rights with respect thereto; and (y) directing that the principal of such obligations be applied as provided in clause (e) in the first paragraph of this Section, specifying the Securities to be paid or redeemed or for the payment or redemption of which payment is to be made. Following any such waiver, the interest on any such obligations shall be applied to the payment of interest, if any, on the Securities to be paid or redeemed or for the payment or redemption of which provision is to be made, as specified in the aforesaid Company Order, as and when such interest shall become due from time to time, and any excess funds remaining from time to time after such application shall be applied to the payment of interest on any other Securities as and when the same shall become due. Pending any such application, the interest on such obligations shall be invested in Investment Securities as shall be selected by the Company and specified in written instructions delivered to the Trustee. The principal of any such obligations shall be applied solely to the payment of principal of the Securities to be paid or redeemed or for the payment or redemption of which provision is to be made, as specified in the aforesaid Company Order. Pending such application, the principal of such obligations shall be invested in Eligible Obligations as shall be selected by the Company and specified in written instructions delivered to the Trustee. The obligation of the Company to pay the principal of such Securities when the same shall become due at maturity, shall be offset and reduced by the amount of the proceeds of such obligations then held, and to be applied, by the Trustee in accordance with this paragraph.

107 SECTION 1807. Release of Property Taken by Eminent Domain, etc. Should any of the Mortgaged Property, or any interest therein, be taken by exercise of the power of eminent domain or be sold to an entity possessing the power of eminent domain under a threat to exercise the same, and should the Company elect not to obtain the release of such property pursuant to other provisions of this Article, the Trustee shall, upon request of the Company evidenced by a Company Order transmitting therewith a form of instrument or instruments to effect such release, release from the Lien hereof all its right, title and interest in and to the property so taken or sold (or with respect to an interest in property, subordinate the Lien hereof to such interest), upon receiving (a) an Opinion of Counsel to the effect that such property has been taken by exercise of the power of eminent domain or has been sold to an entity possessing the power of eminent domain under threat of an exercise of such power, (b) an Officer’s Certificate stating the amount of net proceeds received or to be received for such property so taken or sold, and the amount so stated shall be deemed to be the Fair Value of such property for the purpose of any notice to the Holders of Securities, (c) if any portion of such property constitutes Funded Property, an Expert’s Certificate stating the Cost thereof (or, if the Fair Value to the Company of such portion of such property at the time the same became Funded Property was certified to be an amount less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost) and (d) if any portion of such property constitutes Funded Property, a deposit by the Company of an amount in cash equal to sixty-six and two-thirds percentum (66 2/3%) of the Cost or Fair Value stated in the Expert’s Certificate delivered pursuant to clause (c) above; provided, however, that the amount required to be so deposited shall not exceed the portion of the net proceeds received or to be received for such property so taken or sold which is allocable on a pro-rata or other reasonable basis to the portion of such property constituting Funded Property; and provided, further, that no such deposit shall be required to be made hereunder if the proceeds of such taking or sale shall, as indicated in an Officer’s Certificate delivered to the Trustee, have been deposited with the trustee or other holder of a Class A Mortgage or other Lien prior to the Lien of this Indenture. Any cash deposited with the Trustee under this Section may thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 1806. SECTION 1808. Alternative Release Provision. Anything in this Indenture to the contrary notwithstanding, unless an Event of Default shall have occurred and be continuing, the Company may obtain the release of any part of the Mortgaged Property which is subject to the Lien of a Class A Mortgage, and the Trustee shall release all of its right, title and interest in and to the same from the Lien of this Indenture, by delivery to the Trustee of an Officer’s Certificate stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing, an Expert’s Certificate as to the Fair Value of the property to be released and stating that, in the judgment of the signers, such release will not impair the security under this Indenture in contravention of the provisions hereof, and a copy of a release of such part of the Mortgaged Property from the Lien of such Class A Mortgage executed by the trustee thereunder; provided, however, that this Section shall not apply with respect to any release of Mortgaged Property from the Lien of any Class A Mortgage in connection with the discharge of such Class A Mortgage as contemplated by Section 1707. SECTION 1809. Disclaimer or Quitclaim. In case the Company has sold, exchanged, dedicated or otherwise disposed of, or has agreed or intends to sell, exchange, dedicate or otherwise dispose of, or a Governmental Authority has ordered the Company to divest itself of, any Excepted Property or any other property not subject to the Lien

108 hereof, or the Company desires to disclaim or quitclaim title to property to which the Company does not purport to have title, the Trustee shall, from time to time, disclaim or quitclaim such property upon receipt by the Trustee of the following: (a) a Company Order requesting such disclaimer or quitclaim and transmitting therewith a form of instrument to effect such disclaimer or quitclaim; (b) an Officer’s Certificate describing the property to be disclaimed or quitclaimed; and (c) an Opinion of Counsel stating the signer’s opinion that such property is not subject to the Lien hereof or required to be subject thereto by any of the provisions hereof and complying with the requirements of Section 105 of this Indenture. SECTION 1810. Miscellaneous. (a) The Expert’s Certificate as to the Fair Value of property to be released from the Lien of this Indenture in accordance with any provision of this Article, and as to the nonimpairment, by reason of such release, of the security under this Indenture in contravention of the provisions hereof, shall be made by an Independent Expert if the Fair Value of such property and of all other property released since the commencement of the then current calendar year, as set forth in the certificates required by this Indenture, is ten percent (10%) or more of the aggregate principal amount of the Securities at the time Outstanding; but such Expert’s Certificate shall not be required to be made by an Independent Expert in the case of any release of property if the Fair Value thereof, as set forth in the certificates required by this Indenture, is less than Twenty-five Thousand Dollars ($25,000) or less than one percent (1%) of the aggregate principal amount of the Securities at the time Outstanding. To the extent that the Fair Value of any property to be released from the Lien of this Indenture shall be stated in an Independent Expert’s Certificate, such Fair Value shall not be required to be stated in any other Expert’s Certificate delivered in connection with such release. (b) No release of property from the Lien of this Indenture effected in accordance with the provisions, and in compliance with the conditions, set forth in this Article and in Sections 105 and 106 shall be deemed to impair the security of this Indenture in contravention of any provision hereof. (c) If the Mortgaged Property shall be in the possession of a receiver or trustee, lawfully appointed, the powers hereinbefore conferred upon the Company with respect to the release of any part of the Mortgaged Property or any interest therein or the withdrawal of cash may be exercised, with the approval of the Trustee, by such receiver or trustee, notwithstanding that an Event of Default may have occurred and be continuing, and any request, certificate, appointment or approval made or signed by such receiver or trustee for such purposes shall be as effective as if made by the Company or any of its officers or appointees in the manner herein provided; and if the Trustee shall be in possession of the Mortgaged Property under any provision of this Indenture, then such powers may be exercised by the Trustee in its discretion notwithstanding that an Event of Default may have occurred and be continuing. (d) If the Company shall retain any interest in any property released from the Lien of this Indenture as provided in Section 1803, 1804 or 1805, this Indenture shall not become or be, or be required to become or be, a Lien upon such property or such interest therein or any improvements, extensions or additions to such property or renewals, replacements or substitutions of or for such property or any part or

109 parts thereof unless the Company shall execute and deliver to the Trustee an indenture supplemental hereto, in recordable form, containing a grant, conveyance, transfer and mortgage thereof. As used in this subsection, the terms “improvements”, “extensions” and “additions” shall be limited as set forth in Section 1201. (e) Notwithstanding the occurrence and continuance of an Event of Default, the Trustee, in its discretion, may release from the Lien hereof any part of the Mortgaged Property or permit the withdrawal of cash, upon compliance with the other conditions specified in this Article in respect thereof. (f) No purchaser or grantee of property purporting to have been released hereunder shall be bound to ascertain the authority of the Trustee to execute the instrument or instruments of release, or to inquire as to any facts required by the provisions hereof for the exercise of such authority; nor shall any purchaser or grantee of any property or rights permitted by this Article to be sold, granted, exchanged, dedicated or otherwise disposed of, be under obligation to ascertain or inquire into the authority of the Company to make any such sale, grant, exchange, dedication or other disposition. SECTION 1811. Establishment of the Release Date. The date upon which the Lien of this Indenture shall be discharged, canceled, terminated or satisfied (the “Release Date”) shall be deemed to occur for all purposes under this Indenture upon the date chosen by the Company and specified in a Company Order delivered to the Trustee, which date shall not be earlier than the date of delivery by the Company to the Trustee of the following: (a) A Company Order requesting execution and delivery by the Trustee of a supplemental indenture and such instruments as the Company may deem necessary or desirable to discharge, cancel, terminate or satisfy the Lien of this Indenture; (b) An Officer’s Certificate stating that: (i) To the knowledge of the signer, no Event of Default has occurred and is continuing; and (ii) All Class A Mortgages have been satisfied and discharged; (c) Any other documents required by the terms of any then Outstanding Securities; and (d) An Opinion of Counsel to the effect that none of the Company’s Electric Utility Property, other than Excepted Property, is subject to any Lien other than the Lien of this Indenture and Permitted Liens. Upon the occurrence of a Release Date, the Trustee shall execute and deliver to the order of the Company the supplemental indenture and instruments described above to discharge, cancel, terminate or satisfy the Lien of this Indenture.

110 SECTION 1812. Preservation of Lien. Until the Release Date, the Company shall maintain and preserve the Lien of this Indenture so long as any Securities shall remain Outstanding, subject, however, to the provisions of Article Eighteen and Article Thirteen. SECTION 1813. Maintenance of Properties. Until the Release Date, the Company shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) the Mortgaged Property, considered as a whole, to be maintained and kept in good condition, repair and working order and shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) to be made such repairs, renewals, replacements, betterments and improvements thereof, as, in the judgment of the Company, may be necessary in order that the operation of the Mortgaged Property, considered as a whole, may be conducted in accordance with common industry practice; provided, however, that nothing in this Section shall prevent the Company from discontinuing, or causing the discontinuance of, the operation and maintenance of any portion of the Mortgaged Property if such discontinuance is in the judgment of the Company desirable in the conduct of its business; and provided, further, that nothing in this Section shall prevent the Company from selling, transferring or otherwise disposing of, or causing the sale, transfer or other disposition of, any portion of the Mortgaged Property in compliance with the other Articles of this Indenture. SECTION 1814. Payment of Taxes; Discharge of Liens. Until the Release Date, the Company shall pay all taxes and assessments and other governmental charges lawfully levied or assessed upon the Mortgaged Property, or upon any part thereof, or upon the interest of the Trustee in the Mortgaged Property, before the same shall become delinquent, and shall observe and conform in all material respects to all valid requirements of any Governmental Authority relative to the Mortgaged Property and all covenants, terms and conditions upon or under which any of the Mortgaged Property is held; and the Company shall not suffer any Lien to be created upon the Mortgaged Property, or any part thereof, prior to the Lien hereof, other than Permitted Liens and the Liens of Class A Mortgages and other than, in the case of property hereafter acquired, Purchase Money Liens and any other Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, the Lien of any Class A Mortgage); provided, however, that nothing in this Section contained shall require the Company (i) to observe or conform to any requirement of Governmental Authority or to cause to be paid or discharged, or to make provision for, any such Lien, or to pay any such tax, assessment or governmental charge so long as the validity thereof shall be contested in good faith and by appropriate legal proceedings, (ii) to pay, discharge or make provisions for any tax, assessment or other governmental charge, the validity of which shall not be so contested if adequate security for the payment of such tax, assessment or other governmental charge and for any penalties or interest which may reasonably be anticipated from failure to pay the same shall be given to the Trustee or (iii) to pay, discharge or make provisions for any Liens existing on the Mortgaged Property at the Execution Date; and provided, further, that nothing in this Section shall prohibit the issuance or other incurrence of additional indebtedness, or the refunding of outstanding indebtedness, secured by any Lien prior to the Lien hereof which is permitted under this Section to continue to exist.

111 SECTION 1815. Insurance. (a) Until the Release Date, the Company shall (i) keep or cause to be kept all the property subject to the Lien of this Indenture insured against loss by fire, to the extent that property of similar character is usually so insured by companies similarly situated and operating like properties, to a reasonable amount, by reputable insurance companies, the proceeds of such insurance (except as to any loss of Excepted Property and except as to any particular loss less than the greater of (A) Ten Million Dollars ($10,000,000) and (B) three percent (3%) of the sum of (1) the principal amount of Securities Outstanding on the date of such particular loss and (2) the principal amount of the Class A Bonds Outstanding on the date of such particular loss, other than Class A Bonds delivered to and held by the Trustee pursuant to Sections 1602 and 1701) to be made payable, subject to applicable law, to the Trustee as the interest of the Trustee may appear, to the trustee of a Class A Mortgage, or to the trustee or other holder of any other Lien prior hereto upon property subject to the Lien hereof, if the terms thereof require such payment or (ii) in lieu of or supplementing such insurance in whole or in part, adopt some other method or plan of protection against loss by fire at least equal in protection to the method or plan of protection against loss by fire of companies similarly situated and operating properties subject to similar fire hazards or properties on which an equal primary fire insurance rate has been set by reputable insurance companies; and if the Company shall adopt such other method or plan of protection, it shall, subject to applicable law (and except as to any loss of Excepted Property and except as to any particular loss less than the greater of (X) Ten Million Dollars ($10,000,000) and (Y) three percent (3%) of the sum of (1) the principal amount of Securities Outstanding on the date of such particular loss and (2) the principal amount of the Class A Bonds Outstanding on the date of such particular loss, other than Class A Bonds delivered to and held by the Trustee pursuant to Sections 1602 and 1701) pay to the Trustee on account of any loss covered by such method or plan an amount in cash equal to the amount of such loss less any amounts otherwise paid to the Trustee in respect of such loss or paid to the trustee under a Class A Mortgage or to the trustee or other holder of any other Lien prior hereto upon property subject to the Lien hereof in respect of such loss if the terms thereof require such payment. Any cash so required to be paid by the Company pursuant to any such method or plan shall for the purposes of this Indenture be deemed to be proceeds of insurance. In case of the adoption of such other method or plan of protection, the Company shall furnish to the Trustee a certificate of an actuary or other qualified person appointed by the Company with respect to the adequacy of such method or plan. Anything herein to the contrary notwithstanding, the Company may have fire insurance policies with (i) a deductible provision in a dollar amount per occurrence not exceeding the greater of (A) Ten Million Dollars ($10,000,000) and (B) three percent (3%) of the sum of (1) the principal amount of the Securities Outstanding on the date such policy goes into effect and (2) the principal amount of the Class A Bonds Outstanding on the date such policy goes into effect, other than Class A Bonds delivered to and held by the Trustee pursuant to Sections 1602 and 1701, and/or (ii) co-insurance or self insurance provisions with a dollar amount per occurrence not exceeding thirty percent (30%) of the loss proceeds otherwise payable; provided, however, that the dollar amount described in clause (i) above may be exceeded to the extent such dollar amount per occurrence is below the deductible amount in effect as to fire insurance (X) on property of similar character insured by companies similarly situated and operating like property or (Y) on property as to which an equal primary fire insurance rate has been set by reputable insurance companies. (b) All moneys paid to the Trustee by the Company in accordance with this Section or received by the Trustee as proceeds of any insurance, in either case on account of a loss on or with respect

112 to Funded Property, shall, subject to the requirements of any Class A Mortgage or other Lien prior hereto upon property subject to the Lien hereof, be held by the Trustee and, subject as aforesaid, shall be paid by it to the Company to reimburse the Company for an equal amount expended or committed for expenditure in the rebuilding, renewal and/or replacement of or substitution for the property destroyed or damaged, upon receipt by the Trustee of: (i) a Company Request requesting such payment, (ii) an Expert’s Certificate: (A) describing the property so damaged or destroyed; (B) stating the Cost of such property (or, if the Fair Value to the Company of such property at the time the same became Funded Property was certified to be an amount less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost) or, if such damage or destruction shall have affected only a portion of such property, stating the allocable portion of such Cost or Fair Value; (C) stating the amounts so expended or committed for expenditure in the rebuilding, renewal, replacement of and/or substitution for such property; and (D) stating the Fair Value to the Company of such property as rebuilt or renewed or as to be rebuilt or renewed and/or of the replacement or substituted property, and if (a) within six months prior to the date of acquisition thereof by the Company, such property has been used or operated, by a person or persons other than the Company, in a business similar to that in which it has been or is to be used or operated by the Company, and (b) the Fair Value to the Company of such property as set forth in such Expert’s Certificate is not less than Twenty-five Thousand Dollars ($25,000) and not less than one percent (1%) of the aggregate principal amount of the Securities at the time Outstanding, the Expert making the statement required by this clause (D) shall be an Independent Expert, and (iii) an Opinion of Counsel stating that, in the opinion of the signer, the property so rebuilt or renewed or to be rebuilt or renewed, and/or the replacement property, is or will be subject to the Lien hereof to the same extent as was the property so destroyed or damaged. Any such moneys not so applied within thirty-six (36) months after its receipt by the Trustee, or in respect of which notice in writing of intention to apply the same to the work of rebuilding, renewal, replacement or substitution then in progress and uncompleted shall not have been given to the Trustee by the Company within such thirty-six (36) months, or which the Company shall at any time notify

113 the Trustee is not to be so applied, shall thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 1806; provided, however, that if the amount of such moneys shall exceed sixty-six and two-thirds percentum (66 2/3%) of the amount stated pursuant to clause (B) in the Expert’s Certificate referred to above, the amount of such excess shall not be deemed to be Funded Cash, shall not be subject to Section 1806 and shall be remitted to or upon the order of the Company upon the withdrawal, use or application of the balance of such moneys pursuant to Section 1806. Anything in this Indenture to the contrary notwithstanding, if property on or with respect to which a loss occurs constitutes Funded Property in part only, the Company may, at its election, obtain the reimbursement of insurance proceeds attributable to the part of such property which constitutes Funded Property under this subsection (b) and obtain the reimbursement of insurance proceeds attributable to the part of such property which does not constitute Funded Property under subsection (c) of this Section 1815. (c) All moneys paid to the Trustee by the Company in accordance with this Section or received by the Trustee as proceeds of any insurance, in either case on account of a loss on or with respect to property which does not constitute Funded Property, shall, subject to the requirements of any Class A Mortgage or other Lien prior hereto upon property subject to the Lien hereof, be held by the Trustee and, subject as aforesaid, shall be paid by it to the Company upon receipt by the Trustee of: (i) a Company Request requesting such payment; (ii) an Expert’s Certificate stating: (A) that such moneys were paid to or received by the Trustee on account of a loss on or with respect to property which does not constitute Funded Property; and (B) if true, either (I) that the aggregate amount of the Cost or Fair Value to the Company (whichever is less) of all Property Additions which do not constitute Funded Property (excluding, to the extent of such loss, the property on or with respect to which such loss was incurred), after making deductions therefrom and additions thereto of the character contemplated by Section 104, is not less than zero (0) or (II) that the amount of such loss does not exceed the aggregate Cost or Fair Value to the Company (whichever is less) of Property Additions acquired, made or constructed on or after the ninetieth (90th) day prior to the date of the Company Request requesting such payment; or (C) if neither of the statements contemplated in subclause (B) above can be made, the amount by which zero (0) exceeds the amount referred to in subclause (B)(I) above (showing in reasonable detail the calculation thereof); and (iii) if the Expert’s Certificate required by clause (ii) above contains neither of the statements contemplated in clause (ii)(B) above, an amount in cash, to be held by the Trustee as part of the Mortgaged Property, equal to the amount shown in clause (ii)(C) above.

114 To the extent that the Company shall be entitled to withdraw proceeds of insurance pursuant to this subsection (c), such proceeds shall be deemed not to constitute Funded Cash. (d) Whenever under the provisions of this Section the Company is required to deliver moneys to the Trustee and at the same time shall have satisfied the conditions set forth herein for payment of moneys by the Trustee to the Company, there shall be paid to or retained by the Trustee or paid to the Company, as the case may be, only the net amount. (e) Upon the occurrence of the Release Date, this Section shall cease to be in effect and the Trustee shall promptly return to the Company all moneys held by the Trustee pursuant to this Section. SECTION 1816. Recording, Filing, etc. Until the Release Date, the Company shall cause this Indenture and all indentures and instruments supplemental hereto (or notices, memoranda or financing statements as may be recorded or filed to place third parties on notice thereof) to be promptly recorded and filed and re-recorded and re-filed in such manner and in such places, as may be required by law in order fully to preserve and protect the security of the Holders of the Securities and all rights of the Trustee, and shall furnish to the Trustee: (a) promptly after the execution and delivery of this Indenture and of each supplemental indenture, an Opinion of Counsel either stating that in the opinion of such counsel this Indenture or such supplemental indenture (or any other instrument, resolution, certificate, notice, memorandum or financing statement in connection therewith) has been properly recorded and filed, so as to make effective the Lien intended to be created hereby or thereby, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make such Lien effective. The Company shall be deemed to be in compliance with this subsection (a) if (i) the Opinion of Counsel herein required to be delivered to the Trustee shall state that this Indenture or such supplemental indenture (or any other instrument, resolution, certificate notice, memorandum or financing statement in connection therewith) has been received for record or filing in each jurisdiction in which it is required to be recorded or filed and that, in the opinion of such counsel (if such is the case), such receipt for record or filing makes effective the Lien intended to be created by this Indenture or such supplemental indenture, and (ii) such opinion is delivered to the Trustee within such time, following the Execution Date or such supplemental indenture, as shall be practicable having due regard to the number and distance of the jurisdictions in which this Indenture or such supplemental indenture (or such other instrument, resolution, certificate, notice, memorandum or financing statement in connection therewith) is required to be recorded or filed; and (b) on or before December 1 of each year, beginning December 1, 2001, an Opinion of Counsel stating either (i) that in the opinion of such counsel such action has been taken, since the date of the most recent Opinion of Counsel furnished pursuant to this subsection (b) or the first Opinion of Counsel furnished pursuant to subsection (a) of this Section, with respect to the recording, filing, re-recording, and re-filing of this Indenture and of each indenture supplemental to this Indenture (or any other instrument, resolution, certificate, notice, memorandum or financing statement in connection therewith), as is necessary to maintain the effectiveness of the Lien hereof, and reciting the details of such action, or (ii) that in the opinion of such counsel no such action is necessary to maintain the effectiveness of such Lien. Until the Release Date, the Company shall execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as may be necessary or proper to carry

115 out the purposes of this Indenture and to make subject to the Lien hereof any property hereafter acquired, made or constructed and intended to be subject to the Lien hereof, and to transfer to any new trustee or trustees or co-trustee or co-trustees, the estate, powers, instruments or funds held in trust hereunder. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

A-1 Exhibit A Description of Real Property that is Mortgaged Property as of the Execution Date All real property owned by PPL Electric Utilities Corporation (the “Company”) on the Execution Date (as defined in the Indenture), other than Excepted Property (as defined in the Indenture). The Mortgaged Property that is real property is identified by reference to the Grantee Index and the Grantor Index kept in each county in which the Company owns real property and by the uniform parcel identifier in those of such counties that have adopted the uniform parcel identifier system. The Mortgaged Property includes all real property owned by the Company on the Execution Date and recorded on or before the Execution Date under any of the following names: • PPL Electric Utilities Corporation, • Pennsylvania Power & Light Company or • PP&L, Inc. in the following counties of the Commonwealth of Pennsylvania: ADAMS ARMSTRONG BEDFORD BERKS BLAIR BUCKS CAMBRIA CARBON CENTRE CHESTER CLINTON COLUMBIA CUMBERLAND DAUPHIN FRANKLIN HUNTINGDON INDIANA JUNIATA LACKAWANNA

A-2 LANCASTER LEBANON LEHIGH LUZERNE LYCOMING MONROE MONTGOMERY MONTOUR NORTHAMPTON NORTHUMBERLAND PERRY PIKE SCHUYLKILL SNYDER SUSQUEHANNA UNION WAYNE WESTMORELAND WYOMING YORK other than Excepted Property. Mortgaged Property does not include any real property that was transferred by the Company prior to the Execution Date even if the transfer is recorded after the Execution Date.

B-1 EXHIBIT B MODIFICATIONS OF CLASS A MORTGAGES 1. The deletion of any provisions in any Class A Mortgage limiting the payment of dividends or distributions on the common stock of the Company or purchases of the Company’s common stock, including the deletion of Section 39(III) of the PPL 1945 Mortgage and all references thereto. 2. The deletion of any provisions in any Class A Mortgage that require a sale, exchange or other disposition, or an agreement to sell, exchange or dispose, of property to be released from the Lien of a Class A Mortgage, including the deletion of the text of clause (a) of subdivision (3) of the first paragraph of Section 59 of the PPL 1945 Mortgage. 3. The modification of any provisions in any Class A Mortgage that require insurance proceeds or other payments be paid to the trustee under such Class A Mortgage in case of any loss so that such proceeds or payments need not be paid to such trustee with respect to any loss less than the greater of (A) Ten Million Dollars ($10,000,000) and (B) three percent (3%) of the sum of (1) the principal amount of Securities Outstanding on the date of such particular loss and (2) the principal amount of the Class A Bonds Outstanding on the date of such particular loss, other than Class A Bonds delivered to and held by the Trustee under the Indenture. 4. The modification of any Class A Mortgage to provide that the term “corporation” as used in such Class A Mortgage shall mean “corporation, limited liability company, partnership, or trust or other legal entity” and to provide that any provision requiring the Company to maintain its “corporate existence” shall be not be interpreted to prevent the Company from changing from a corporation, limited liability company, partnership, trust or other legal entity to a corporation, limited liability company, a partnership, a trust or any other legal entity, including, but not limited to, Sections 35, 41, 84, 85, 86, 87, 99 and 105 of the PPL 1945 Mortgage. Any provision of such Class A Mortgage referring to “stockholders”, or any class of stockholders, shall be deemed to include comparable members if the Company becomes a limited liability company, or the owners of comparable equity interests in the Company if the Company becomes another type of legal entity. 5. The modification of any provision in any Class A Mortgage that requires the computation of the annual interest requirements for any series of bonds that bears interest at a variable rate shall be computed as follows: a. By multiplying the principal amount of such bonds outstanding on the date of the certificate or opinion containing such computation by the average annual rate in effect for such series during the period (or any portion thereof in which bonds of such series were outstanding) being used for the calculation of adjusted net earnings if such bonds were outstanding during such period; b. By multiplying the principal amount of such bonds outstanding or applied for on the date of the certificate or opinion containing such computation by the initial interest rate upon issuance if such bonds were or are to be issued after the period being used for the calculation of adjusted net earnings. 6. The deletion of any provision in any Class A Mortgage that requires a net earnings test or net earnings certificate as a condition precedent to the issuance or authentication of Class A Bonds under such Class A Mortgage.

SCHEDULE A – Securities Issued Hereunder

Supplemental Indenture No.	Dated as of	Series	Series Designation	Principal Amount Authorized	Principal Amount Issued	Principal Amount Outstanding[1]
1	August 1, 2001	First	Senior Secured Bonds, 5 ⅞% Series due 2007	$300,000,000	$300,000,000	None
1	August 1, 2001	Second	Senior Secured bonds, 6 ¼% Series due 2009	$500,000,000	$500,000,000	None
2	February 1, 2003	Third	Senior Secured Bonds, 3.125% Pollution Control Series due 2008	$90,000,000	$90,000,000	None
3	May 1, 2003	Fourth	Senior Secured Bonds, 4.30% Series due 2013	$100,000,000	$100,000,000	None
4	February 1, 2005	Fifth	Senior Secured Bonds, 4.70% Pollution Control Series due 2029	$115,500,000	$115,500,000	None
5	May 1, 2005	Sixth	Senior Secured Bonds, 4.75% Pollution Control Series due 2027	$108,250,000	$108,250,000	None
6	December 1, 2005	Seventh	Senior Secured Bonds, 4.95% Series due 2015	$100,000,000	$100,000,000	None
6	December 1, 2005	Eighth	Senior Secured Bonds, 5.15% Series due 2020	$100,000,000	$100,000,000	None
7	August 1, 2007	Ninth	Senior Secured Bonds, 6.45% Series due 2037	$250,000,000	$250,000,000	$250,000,000
8	October 1, 2008	Tenth	Senior Secured Bonds, 7.125% Series due 2013	$400,000,000	$400,000,000	None
9	October 1, 2008	Eleventh	Senior Secured Bonds, Variable Rate Pollution Control Series 2008	$90,000,000	$90,000,000	None
10	May 1, 2009	Twelfth	First Mortgage Bonds, 6.25% Series due 2039	$300,000,000	$300,000,000	$300,000,000
11	July 1, 2011[2]	—	—	—	—	—
12	July 1, 2011	Thirteenth	First Mortgage Bonds, 5.20% Series due 2041	$250,000,000	$250,000,000	$250,000,000
13	August 1, 2011	Fourteenth	First Mortgage Bonds, 3.00% Series due 2021	$400,000,000	$400,000,000	None
14	August 1, 2012	Fifteenth	First Mortgage Bonds, 2.50% Series due 2022	$250,000,000	$250,000,000	None
15	July 1, 2013	Sixteenth	First Mortgage Bonds, 4.75% Series due 2043	$350,000,000	$350,000,000	$350,000,000
16	June 1, 2014	Seventeenth	First Mortgage Bonds, 4.125% Series due 2044	$300,000,000	$300,000,000	$300,000,000

[1] As of September 15, 2025.

[2] Supplemental Indenture No. 11 provided for certain amendments to the Original Indenture and did not provide for the establishment of any series of Securities.

B-2

17	October 1, 2015	Eighteenth	First Mortgage Bonds, 4.15% Series due 2045	$350,000,000	$350,000,000	$350,000,000
18	March 1, 2016	Nineteenth	First Mortgage Bonds, Pollution Control Series 2016A	$115,500,000	$115,500,000	$115,500,000
18	March 1, 2016	Twentieth	First Mortgage Bonds, Pollution Control Series 2016B	$108,250,000	$108,250,000	$108,250,000
19	May 1, 2017	Twenty-First	First Mortgage Bonds, 3.950% Series due 2047	$475,000,000	$475,000,000	$475,000,000
20	June 1, 2018	Twenty-Second	First Mortgage Bonds, 4.15% Series due 2048	$400,000,000	$400,000,000	$400,000,000
21	September 1, 2019	Twenty-Third	First Mortgage Bonds, 3.00% Series due 2049	$400,000,000	$400,000,000	$400,000,000
22	September 15, 2020	Twenty-Fourth	First Mortgage Bonds, Floating Rate Series due 2023	$250,000,000	$250,000,000	None
23	June 15, 2021	Twenty-Fifth	First Mortgage Bonds, Floating Rate Series due 2024	$650,000,000	$650,000,000	None
24	March 1, 2023	Twenty-Sixth	First Mortgage Bonds, 5% Series due 2033	$600,000,000	$600,000,000	$600,000,000
24	March 1, 2023	Twenty-Seventh	First Mortgage Bonds, 5.25% Series due 2053	$750,000,000	$750,000,000	$750,000,000
25	January 1, 2024	Twenty-Eighth	First Mortgage Bonds, 4.85% Series due 2034	$650,000,000	$650,000,000	$650,000,000
26	August 1, 2025	Twenty-Ninth	First Mortgage Bonds, 5.55% Series due 2055	$500,000,000	$500,000,000	$500,000,000

B-3